[GRAPHIC OMITTED]

Liberty Acorn Family of Funds
Class Z Shares
Semiannual Report                                               2
June 30, 2002

Managed by Liberty Wanger Asset Management, L.P.

Liberty Acorn Family of Funds Semiannual Report 2002
        Table of Contents

Liberty Acorn Family of Funds
        Performance At A Glance                                                1

Squirrel Chatter: The Zit Indicator                                            2

Liberty Acorn Fund
        In a Nutshell                                                          4
        At a Glance                                                            5
        Major Portfolio Changes                                               14
        Statement of Investments                                              16

Liberty Acorn International
        In a Nutshell                                                          6
        At a Glance                                                            7
        Major Portfolio Changes                                               25
        Statement of Investments                                              27
        Portfolio Diversification                                             31

Liberty Acorn USA
        In a Nutshell                                                          8
        At a Glance                                                            9
        Major Portfolio Changes                                               32
        Statement of Investments                                              33

Liberty Acorn Foreign Forty
        In a Nutshell                                                         10
        At a Glance                                                           11
        Major Portfolio Changes                                               36
        Statement of Investments                                              37
        Portfolio Diversification                                             39

Liberty Acorn Twenty
        In a Nutshell                                                         12
        At a Glance                                                           13
        Major Portfolio Changes                                               40
        Statement of Investments                                              41

Liberty Acorn Family of Funds
        Statements of Assets and Liabilities                                  42
        Statements of Operations                                              43
        Statements of Changes in Net Assets                                   44
        Financial Highlights                                                  48
        Notes to Financial Statements                                         52
        Liberty Acorn Family of Funds Information                             58
        Trustees, Officers and Contact
           Information                                                        59

        >2002 Mid-Year Distributions

There were no mid-year distributions for any of the Liberty Acorn Funds except Liberty Acorn International. The record date was June 11, 2002 and the payable date was June 14, 2002.

                                                                   Liberty Acorn
                                                                   International
--------------------------------------------------------------------------------
Long-term Capital Gains                                                 None
--------------------------------------------------------------------------------
Short-term Capital Gains                                                None
--------------------------------------------------------------------------------
Ordinary Income                                                        $0.07
--------------------------------------------------------------------------------

The discussion in this report of portfolio companies is for illustration only and is not a recommendation of individual stocks. The information is believed to be accurate, but the information and the views of the portfolio managers may change at any time without notice.

Liberty Acorn Family of Funds

      >Performance At A Glance Class Z Average Annual Total Returns through 6/30/02

                             2nd*       Year to*        1            3            5           10          Life
                           Quarter        Date         year        years        years        years       of Fund
------------------------------------------------------------------------------------------------------------------
Liberty Acorn
Fund (6/10/70)              -8.10%       -3.52%       -6.13%       10.42%       12.46%       15.85%       16.15%
------------------------------------------------------------------------------------------------------------------
S&P 500                    -13.40%      -13.16%      -17.99%       -9.18%        3.66%       11.43%       12.22%
------------------------------------------------------------------------------------------------------------------
Russell 2000                -8.35%       -4.70%       -8.60%        1.67%        4.44%       10.96%          NA
------------------------------------------------------------------------------------------------------------------
Lipper Small-Cap
Core Funds Index            -8.67%       -5.42%       -4.94%        7.26%        6.76%       12.18%          NA
------------------------------------------------------------------------------------------------------------------
Lipper Mid-Cap Core
Funds Index                -10.61%       -7.31%      -11.56%        3.78%        7.54%       12.59%          NA
------------------------------------------------------------------------------------------------------------------
Liberty Acorn
International (9/23/92)     -1.23%        1.12%       -7.31%       -0.71%        4.09%          --        10.55%
------------------------------------------------------------------------------------------------------------------
EMI Global ex US             1.24%        7.66%       -0.99%       -2.72%       -1.33%          --         4.11%
------------------------------------------------------------------------------------------------------------------
EAFE                        -2.12%       -1.62%       -9.49%       -6.84%       -1.55%          --         5.30%
------------------------------------------------------------------------------------------------------------------
Lipper Int'l Small
Cap Funds Index              2.62%        6.91%       -4.23%        1.25%        3.56%          --           NA
------------------------------------------------------------------------------------------------------------------
Liberty Acorn USA
(9/4/96)                    -9.95%       -4.45%       -9.60%        5.63%        9.32%          --        13.41%
------------------------------------------------------------------------------------------------------------------
Russell 2000                -8.35%       -4.70%       -8.60%        1.67%        4.44%          --         7.12%
------------------------------------------------------------------------------------------------------------------
Lipper Small-Cap
Core Funds Index            -8.67%       -5.42%       -4.94%        7.26%        6.76%          --         9.09%
------------------------------------------------------------------------------------------------------------------
S&P MidCap 400              -9.31%       -3.21%       -4.72%        6.66%       12.58%          --        15.04%
------------------------------------------------------------------------------------------------------------------
S&P 500                    -13.40%      -13.16%      -17.99%       -9.18%        3.66%          --         8.89%
------------------------------------------------------------------------------------------------------------------
Liberty Acorn Foreign
Forty (11/23/98)             1.11%       -1.90%      -12.47%       -2.78%          --           --         5.30%
------------------------------------------------------------------------------------------------------------------
EAFE                        -2.12%       -1.62%       -9.49%       -6.84%          --           --        -3.57%
------------------------------------------------------------------------------------------------------------------
SSB World ex US
Cap Range $2-10B             1.42%        5.64%       -2.61%       -0.74%          --           --         1.93%
------------------------------------------------------------------------------------------------------------------
Lipper International
Funds Index                 -1.89%        0.52%       -7.29%       -3.75%          --           --        -0.74%
------------------------------------------------------------------------------------------------------------------
Liberty Acorn Twenty
(11/23/98)                  -4.30%       -4.99%       -0.96%        6.76%          --           --        13.68%
------------------------------------------------------------------------------------------------------------------
S&P MidCap 400              -9.31%       -3.21%       -4.72%        6.66%          --           --        10.67%
------------------------------------------------------------------------------------------------------------------
Lipper Mid-Cap
Growth Index               -14.95%      -17.37%      -25.50%       -6.48%          --           --         2.23%
------------------------------------------------------------------------------------------------------------------
Russell 2000                -8.35%       -4.70%       -8.60%        1.67%          --           --         5.93%
------------------------------------------------------------------------------------------------------------------
S&P 500                    -13.40%      -13.16%      -17.99%       -9.18%          --           --        -3.16%
------------------------------------------------------------------------------------------------------------------

*     Quarterly and year-to-date numbers are not annualized.

Past performance does not guarantee future results. Mutual fund performance changes over time. Please visit libertyfunds.com for daily performance updates. The investment return and principal value of an investment in any Liberty Acorn Fund will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost.

Description of indexes: S&P 500 is a broad, market-weighted average of U.S. blue-chip company stock performance. S&P Mid Cap 400 is a broad market-weighted index of 400 stocks that are in the next size/tier down from the S&P 500. Russell 2000 is an unmanaged, market-weighted index of 2000 smaller U.S. companies, formed by taking the largest 3,000 companies and eliminating the largest 1,000. EMI Global ex-US is an index of the bottom 20% of institutionally investable capital of developed and emerging countries, selected by index sponsor, outside the U.S. EAFE is Morgan Stanley's Europe, Australasia and Far East Index, an unmanaged, widely recognized international benchmark that comprises 20 major markets in proportion to world stock market capitalization. SSB World ex US Cap Range $2-$10 Billion is a subset of Salomon Smith Barney's Broad Market Index, representing a mid-cap developed market index excluding the U.S. Lipper Indexes include the largest funds tracked by Lipper, Inc. in the named category. Lipper Mid-Cap Growth Index -- 30 mid-cap core funds; Lipper International Funds Index -- 30 largest non-U.S. funds, not including non-U.S. small cap funds; Lipper International Small-Cap Funds Index -- 10 largest non-U.S. funds investing in small cap companies, including Liberty Acorn International; Lipper Small-Cap Core Funds Index -- 30 largest small cap core funds, including Liberty Acorn Fund. All indexes are unmanaged and returns include reinvested distributions. A more complete description of each index is included in the Liberty Acorn Funds statement of additional information. It is not possible to invest directly in an index.

>Squirrel Chatter: The Zit Indicator

[PHOTO OMITTED]

      The top of the U.S. market was signaled by lots of different indicators. One of the most significant, and probably the funniest, was on September 21, 2000 when the SEC settled its market manipulation case against Mr. Jonathan Lebed of Cedar Grove, New Jersey. Mr. Lebed agreed to pay a fine to the SEC of $285,000, although he had made $800,000 in the preceding year. The partial disgorgement of profits made sense because it was unclear whether Mr. Lebed could have been convicted in a jury trial. Furthermore, a trial would have seriously disrupted Mr. Lebed's homework schedule. In September 2000, Mr. Lebed was 15 years old.

      At age 12, Jonathan entered a CNBC stock-picking contest for children. His team finished fourth in the nation, enough to make the local newspaper. At 13, he started trading with real money in an account his mom opened for him on E-Trade. He was an avid contributor to the Yahoo! Finance chat room. He frequently put his stock recommendations on the chat room wire, complete with optimistic forecasts of future success for the subject company with lots of exclamation points included in the copy. He found that making his reports vivid had a better impact on his audience than more conservative writing. Michael Lewis, author of a recent book that shares Jonathan's tale,(1) thinks the SEC was smart to settle for $285 grand. After all, Mr. Lebed was doing neither more nor less than was being done by thousands of other people, both amateur and "professional." The amateurs were reading and writing chat room touts while some professionals were plugging the same stocks with little more factual basis than Mr. Lebed was using. If the SEC had tried to make an example of Jonathan, they might have been accused of picking on a little kid.

      Jonathan's example does not mark the first time a youngster took on the market with great success. In 1968, Adam Smith wrote about kids running money in his book titled The Money Game.(2)

      "My boy," said the Great Winfield(3) over the phone, "Our trouble is that we are too old for this market. The best players in this kind of market have not passed their twenty-ninth birthday ... My solution to the current market, Kids. This is a kid's market. This is Billy the Kid, Johnny the Kid, and Sheldon the Kid ... Billy the Kid started with five thousand dollars and has run it up over half a million in the last six months."

            "Wow!" I said. I asked Billy the Kid how he did it.

            "Computer leasing stocks, sir!" He said, like a cadet being quizzed by an upperclassman. "I buy the convertibles, bank them, and buy some more ... I put up five percent cash."

            I asked Billy the Kid why these computer leasing stocks are so good.

            "The need for computers is practically infinite," said Billy the Kid. "Leasing has proved to be the only way to sell them, and computer companies themselves do not have the capital. Therefore, earnings will be up a hundred percent this year, will double next year, and will double again the year after ..."

            "Look at the skepticism on the face of this dirty old man," said the Great Winfield, pointing at me [Smith] ... "He's going to ask what makes a finance company worth fifty times earnings. Right?"

            Billy the Kid smiled tolerantly, well aware that the older generation has trouble figuring out the New Math, the New Economics, and the New Market.

            I asked how much it costs to rent a kid. "A buck fifty an hour, room, board, no baby-sitting, only one day's lawn-mowing a week, and half the trading profits," said the Great Winfield.

      Nostalgic memories of the computer leasing play of long ago return when I read this passage, including Dearborn Computer, a computer leasing company a friend of mine started some 30 years ago. The computer-leasing scheme was fallacious from the start, but Dearborn managed to buy a real company for stock, and so bootstrapped itself into becoming a profitable business.

      In 1929, the first great popular stock market boom, kids showed up for the first time. One article complained that investing was "becoming a children's crusade, not an adventure for a few hard-boned knights; a place for the butcher, the barber and the candle-stick maker."(4) Other non-kid sources of investment wisdom in 1929 included Evangeline Adams, an astrologer, and Pat Bologna, shoe shiner to J.P. Morgan partners and Joe Kennedy.

      It seems that every time the market gets near a peak, the kids take over. Therefore, I would like to contribute another market indicator to the financial literature. I call it the zit indicator. You know the market has reached the top when a kid with Oxy 10 instead of shaving cream in his medicine cabinet is knocking down big bucks in the market.

      A proper world is supposed to be divided into professionals and outsiders. The outsiders are supposed to be content to give respect and fees to insiders for advice. The information on companies and markets available on the Internet made it apparently very easy for anyone, pre- or post-adolescence, to feel knowledgeable about stocks and the market. E-Trade made it possible for them to execute their trades from home. In a once in a lifetime runaway bull market such as 1999, anybody with a Yahoo! connection could be a stock market genius. For those of us who were paid a lot of money to be professional stock market geniuses, this was somewhere between inconvenient and embarrassing. Jonathan Lebed may have described the market mentality of the time better than anyone:

            "People who trade stocks, trade based on what they feel will move and they can trade for profit. Nobody makes investment decisions based on reading financial filings. Whether a company is making millions or losing millions it has no impact on the price of the stock. Whether it is analysts, brokers, advisors, Internet traders, or the companies, everybody is manipulating the market. If it wasn't for everybody manipulating the market, there wouldn't be a stock market at all."(5)

      What did the grown-ups in Mr. Lebed's life do or say when he was speculating vigorously and making $100,000 per month? His parents apparently had no idea what was going on. However, his teachers at school did know that Jonathan was speculating outrageously in the market. As a result, they continually badgered him for stock tips. At one point, a teacher called Mr. Lebed out of an exam to ask him if he had ideas about the five stocks in the teacher's portfolio.

      The Internet has flattened the difference between profes sional and outsider. Even though many Internet stocks have vanished, the Internet itself is alive and well. It is a great leveler. For instance, it allows anyone in the world to post material that anyone anywhere else in the world can read. This is not what dictators like to see. Those who are against free speech are furious. Robert Mugabe, dictator of Zimbabwe, has put a journalist on trial for an article that was posted on the Internet. The Internet will go a long way toward reducing the number of dictators in the world. There is an enormous amount of material on the Internet about the stock market.(6) The problem for the user, of course, is to figure out which websites offer useful, interesting, well-reasoned opinions and which are the rantings of a sex-crazed adolescent (excuse the redundancy).

      The related effect of the Internet is to deflate the value of all expertise and authority. The SEC is a competent, serious agency. As long as most stock reports were published by a couple of dozen banks, investment advisors and brokerage firms, it wasn't too hard for the Feds to keep track of what was going on and discipline anyone who violated standards. The AIMR(7) tests and licenses people who call themselves CFAs, a designation that implies that the holder has the technical skills and ethics to make reasonable comments on stocks. If anybody and everybody can put their opinion on Internet chat rooms, and other people decide to take action based on these dubious communications, then SEC and AIMR alike have far less control over the veracity of the information reaching investors.

      Everyone is a brave soldier while drinking beer with buddies. Combat turns out to be different from barroom conversation, I am told. I have never been in combat but at least I understand half of the metaphor. In a runaway bull market, a 14-year-old kid and his teacher can both make money. The market of the last two years is likely to have returned both of them to the classroom to write an essay on the meaning of Darwinian struggle. Any period of giddy enthusiasm such as 1998-99 is bound to end badly. It is highly likely that the high prices of 1999 (S&P 500 at 1,550) represented levels that will not be exceeded before Jonathan has earned his MBA.

      This doesn't mean that the stock market will be a terrible place even if returns of 15% or 20% per year will be exceedingly hard to come by. We had such a period from 1969 to 1982 and, even though the market was no higher at the end of the period than it had been at the beginning, there were still lots of inter esting and profitable things to do. For instance, retailing saw the decline of department stores and the emergence of discounters including Wal-Mart and Home Depot. In technology, Digital Equipment, Cray Research and Storage Technology were great companies and great stocks (no longer the case for these three). The oil and gas industry was a leading sector with many exciting small companies succeeding or failing due to their exploration skills/luck. I still remember Houston Oil & Minerals with great fondness.

      There is no reason to think one should give up in this kind of market but it is highly likely that experienced professionals will do better than enthusiastic adolescents on balance, although some of these kids will prove to be the investment pros of the future.

Stock Market Update
July 24, 2002

You and I both recognize that the stock market has crashed. The drop in June and July has been as steep and sharp as market declines go (S&P 500 down 25%(8)). The decline has affected all stocks: large and small, U.S. and foreign. While there is no sign that the bear market that we've been in since March of 2000 is over, enough damage has been done for us to start looking for signs of a bottom. We believe some of the factors causing the declines, such as a loss in confidence in corporate management and accounting fiddles, are likely to be transitory. We keep one important precept in mind: One should not get too optimistic when the markets are high and one also should not abandon all hope when the markets come down.


     /s/ Ralph Wanger

     Ralph Wanger
     Chief Investment Officer, Liberty Wanger Asset Management, L.P Lead Portfolio Manager, Liberty Acorn Trust

--------------------------------------------------------------------------------

(1) Lewis, Michael, Next: The Future Just Happened, W.W. Norton & Company, New York, NY, 2002.

(2) Chapter 17: "Losers and Winners: Poor Grenville, Charley, and the Kids," Smith, Adam, The Money Game, Random House, New York, NY, 1967 and 1968.

(3) The Great Winfield, as described by Smith, "is a friend of mine who is a tape-reader, a super-speculator, and most recently, Marlboro-commercial rancher."

(4) Harper's Magazine, April 1929. Quoted in Thomas and Morgan-Witts, The Day the Bubble Burst, Doubleday, Garden City, NY, 1979.

(5)   Lewis, op. cit.

(6) "325,000 financial websites," says Maria Bartiromo in a book she co-authored called Use The News. (HarperBusiness, New York, NY, 2001) She also writes about the Lebed case, giving the SEC's point of view. However, the book as a whole is not great.

(7)   Association for Investment Management and Research.

(8)   June 1, 2002 through July 23, 2002.

Liberty Acorn Fund

        >In a Nutshell

[PHOTOS OMITTED]

      Liberty Acorn Fund fell 8.10% in the second quarter, down slightly less than the small-cap indexes and substantially less than the 13.40% drop in the large-cap S&P 500. During the first half of 2002, Liberty Acorn Fund dropped 3.52%, again outperforming its benchmark indexes. See Page 1 for comparative performance data. Picking good stocks, limiting exposure to tough industries and largely avoiding companies with questionable accounting practices were keys to the Fund's performance.

      Christopher & Banks, a growing mall-based clothing retailer, expanded 29% and was Liberty Acorn Fund's biggest dollar winner in the quarter. First Health Group, America's largest PPO, and Lincare Holdings, the largest provider of home respiratory services, had healthy results and inflated more than 15%.

      Telecom stocks continued to tumble, joined by technology and biotech names. Each group was off 25% or more in the quarter. We bought a few shares of telecom stocks on the decline but the group has continued to drop. We remain underweight in technology and the Fund's stocks in that sector dropped less than technology benchmarks. We also are underweight in biotech, though the Fund's biotech stocks dropped sharply, in line with the industry.

      Non-bank financial stocks also were hard hit in the quarter. AmeriCredit stock reversed from being the Fund's biggest dollar winner in the first quarter to being the biggest dollar loser this quarter, sliding 26%. Though AmeriCredit reported fine earnings, there are fears that its loan portfolio will go bad. We don't believe that will happen. Money managers SEI Investments and Neuberger Berman fell 34% and 22%, respectively, because stock market declines hurt them directly.

      Liberty Acorn Fund's biggest percentage loser during the quarter was Dynegy. The stock, which was still selling at $30 a share two months ago, is now just over a buck per share. The company's business was better than Enron's but not enough better to keep it from getting destroyed.

      As mentioned in the sidebar, we added to real estate holdings in the quarter. We also purchased special situations and increased the Fund's emphasis on filtration and water-related companies. Tough markets can create better values, which we are working to exploit.


/s/ Ralph Wanger                      /s/ Charles P. McQuaid

Ralph Wanger                          Charles P. McQuaid
Lead Portfolio Manager                Co-Portfolio Manager

--------------------------------------------------------------------------------

      Why own REITs?
      --------------------------------------------------------------------------

Liberty Acorn Fund has owned real estate stocks for a long time - The Rouse Company and General Growth Properties were initiated in the 1970s. In early 2000, we boosted real estate holdings because the stocks were selling at unusually large discounts to their asset values, while many other stocks seemed overpriced. We expected the combination of healthy dividend yields and eventually narrowing discounts to provide fine profits. Last quarter, we mentioned finding relative values in REITs (real estate investment trusts). The stocks generally were no longer trading at discounts but seemed attractive fundamentally. We like companies that can pay dividends equal to 6-7% of their stock prices plus reinvest additional free cash flow. Furthermore, because few areas were substantially overbuilt and the companies were well funded, we thought their risk was low. We again bought real estate stocks in the second quarter, expanding the group to 6% of Liberty Acorn Fund. The Fund made money in real estate stocks during an otherwise tough quarter.

--------------------------------------------------------------------------------

Small-cap stocks are often more volatile and less liquid than the stocks of larger companies. Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure. Investments in foreign securities have special risks, including political or economic insta bility, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations.

As of 6/30/02, the Fund's positions in the holdings mentioned were: Christopher & Banks, 1.4%; First Health Group, 1.7%; Lincare Holdings, 1.1%; AmeriCredit, 2.1%; SEI Investments, 1.0%; Neuberger Berman, 0.7%; Dynegy, 0.2%; The Rouse Company, 0.7%; General Growth Properties, 0.5%. The Fund has never owned Enron stock.


A                                      4

Liberty Acorn Fund

      >At a Glance                                          Ticker Symbol: ACRNX

Pretax and After-tax Average Annual Total Returns (Class Z)
--------------------------------------------------------------------------------
      >through June 30, 2002

                           -----------------------------------------------------
                             Year
                           to date*       1 year       5 years         10 years
                           -----------------------------------------------------
Returns before taxes        -3.52%        -6.13%        12.46%          15.85%
--------------------------------------------------------------------------------
Returns after taxes         -3.52         -6.24          9.90           13.43
on distributions
--------------------------------------------------------------------------------
Returns after taxes         -2.16         -3.69          9.77           12.81
on distributions and
sale of fund shares
--------------------------------------------------------------------------------
Russell 2000 (pretax)       -4.70         -8.60          4.44           10.96
--------------------------------------------------------------------------------
S&P 500 (pretax)           -13.16        -17.99          3.66           11.43
--------------------------------------------------------------------------------

Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

* Year to date data not annualized.

--------------------------------------------------------------------------------

Liberty Acorn Fund Portfolio Diversification
--------------------------------------------------------------------------------
      >as a % of net assets, as of June 30, 2002

                                   [PIE CHART]

22.6% Information

      Software & Services 12.9%
      Computer Related Hardware 6.5%
      Media 1.9%
      Telecommunications 1.3%

5.9%  Real Estate

6.5%  Energy/Minerals

9.3%  Health Care

20.3% Consumer Goods/Services

15.5% Finance

11.5% Industrial Goods/Services

8.4% Other*

*Other includes cash and other assets less liabilities of 7.6%. Foreign equities within the portfolio were 9.0% diversified by country as follows: 6.1% Europe; 1.1% Canada; 1.1% Asia without Japan; 0.1% Australia; 0.4% Japan; 0.1% Emerging Markets; 0.1% Latin America.
--------------------------------------------------------------------------------

The Value of a $10,000 Investment in Liberty Acorn Fund (Class Z)
--------------------------------------------------------------------------------
      >June 10, 1970 through June 30, 2002

This graph compares the results of $10,000 invested in the Liberty Acorn Fund at inception on June 10, 1970 to the S&P 500 Stock Index, a broad, market-weighted average of U.S. blue-chip company stock performance. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph and table do not reflect tax deductions that a shareholder would pay on Fund distributions or the sale of Fund shares.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance changes over time. Visit libertyfunds.com for daily updates.

Liberty Acorn Fund NAV on 6/30/02: $17.25

Total Net Assets: $5,905.1 million

    [THE FOLLOWING WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                   Liberty Acorn Fund            S&P 500
6/10/70                       10000.0            10000.0
6/30/70                        9695.0             9819.8
9/30/70                       12022.8            11481.2
12/31/70                      13586.7            12676.2
3/31/71                       17020.5            13905.7
6/30/71                       17397.3            13928.2
9/30/71                       17571.5            13846.1
12/31/71                      17828.5            14489.9
3/31/72                       20119.2            15323.3
6/30/72                       20562.0            15425.3
9/30/72                       18962.1            16029.4
12/31/72                      19367.6            17241.7
3/31/73                       16563.5            16399.0
6/30/73                       13637.8            15453.1
9/30/73                       16825.0            16196.3
12/31/73                      14769.8            14708.5
3/31/74                       15017.6            14293.9
6/30/74                       12506.9            13212.8
9/30/74                        9697.3             9888.7
12/31/74                      10684.3            10816.1
3/31/75                       13022.6            13298.9
6/30/75                       15944.8            15341.8
9/30/75                       13646.8            13660.6
12/31/75                      13951.5            14842.3
3/31/76                       18959.4            17065.4
6/30/76                       20498.9            17486.8
9/30/76                       20727.3            17819.3
12/31/76                      23046.6            18394.3
3/31/77                       23910.1            17024.4
6/30/77                       26608.9            17587.4
9/30/77                       25628.7            17097.2
12/31/77                      27171.4            17077.4
3/31/78                       26754.0            16234.8
6/30/78                       30094.1            17616.6
9/30/78                       34745.7            19142.8
12/31/78                      31776.7            18199.5
3/31/79                       36376.1            19492.6
6/30/79                       40131.5            20023.8
9/30/79                       45298.6            21555.4
12/31/79                      47790.4            21585.9
3/31/80                       42258.4            20696.9
6/30/80                       49111.7            23489.7
9/30/80                       56697.0            26124.8
12/31/80                      62594.1            28602.3
3/31/81                       65118.9            28997.1
6/30/81                       64184.6            28330.7
9/30/81                       54131.5            25431.9
12/31/81                      58004.8            27195.3
3/31/82                       53546.4            25206.7
6/30/82                       53692.2            25066.2
9/30/82                       56586.1            27953.1
12/31/82                      68207.6            33053.8
3/31/83                       77580.2            36364.6
6/30/83                       87777.2            40401.4
9/30/83                       85388.9            40347.1
12/31/83                      85388.9            40510.1
3/31/84                       80298.1            39539.0
6/30/84                       79416.9            38524.1
9/30/84                       87718.9            42257.6
12/31/84                      89045.0            43051.1
3/31/85                       99746.1            47004.5
6/30/85                      107107.0            50451.8
9/30/85                      103142.4            48386.3
12/31/85                     117142.5            56710.4
3/31/86                      132667.7            64708.5
6/30/86                      141428.7            68522.8
9/30/86                      132004.5            63742.7
12/31/86                     136843.0            67294.6
3/31/87                      160298.3            81664.0
6/30/87                      164942.4            85763.1
9/30/87                      180518.5            91420.2
12/31/87                     142922.5            70828.0
3/31/88                      159366.1            74860.9
6/30/88                      169946.4            79847.6
9/30/88                      173543.2            80117.9
12/31/88                     178370.2            82591.4
3/31/89                      192253.2            88447.3
6/30/89                      204223.1            96254.6
9/30/89                      226493.5           106562.0
12/31/89                     222681.3           108761.3
3/31/90                      217233.6           105490.2
6/30/90                      229685.5           112125.1
9/30/90                      175081.4            96715.7
12/31/90                     183674.2           105385.5
3/31/91                      219033.1           120692.9
6/30/91                      226533.4           120416.0
9/30/91                      246203.9           126856.1
12/31/91                     270640.8           137492.1
3/31/92                      293460.4           134018.3
6/30/92                      278828.0           136567.3
9/30/92                      289723.3           140877.1
12/31/92                     336210.4           147927.9
3/31/93                      368609.6           154429.0
6/30/93                      393410.5           155181.5
9/30/93                      429427.6           159193.2
12/31/93                     444888.9           162881.6
3/31/94                      420332.3           156703.8
6/30/94                      404705.4           157363.5
9/30/94                      431587.9           165057.0
12/31/94                     411750.3           165031.8
3/31/95                      423187.8           181101.0
6/30/95                      458845.9           198387.7
9/30/95                      496103.9           214154.7
12/31/95                     497406.8           227046.9
3/31/96                      535443.8           239231.6
6/30/96                      572749.3           249969.5
9/30/96                      584766.2           257697.4
12/31/96                     609569.2           279177.3
3/31/97                      594573.1           286661.4
6/30/97                      674822.2           336707.7
9/30/97                      767344.0           361926.3
12/31/97                     761852.3           372319.8
3/31/98                      853328.3           424256.8
6/30/98                      850977.8           438265.8
9/30/98                      684966.6           394671.4
12/31/98                     807685.2           478724.2
3/31/99                      778924.9           502575.5
6/30/99                      901843.8           537999.5
9/30/99                      883409.1           504403.8
12/31/99                    1077255.4           579455.5
3/31/00                     1081906.3           592744.2
6/30/00                     1062104.7           576998.0
9/30/00                     1163257.5           571408.9
12/31/00                    1185608.3           526699.1
3/31/01                     1124295.6           464256.8
6/30/01                     1293235.6           491427.4
9/30/01                     1053073.3           419294.9
12/31/01                    1258356.0           464096.7
3/31/02                     1320992.0           465372.0
6/30/02                     1214018.0           403024.0


                Average Annual Total Return
-------------------------------------------------------------
1 Year          5 Years          10 Years        Life of Fund
-6.13%          12.46%           15.85%          16.15%

Liberty Acorn Fund $1,214,018

S&P 500 $403,024

--------------------------------------------------------------------------------

Liberty Acorn Fund Top 10 Holdings (as a % of net assets)
--------------------------------------------------------------------------------

1. International Game Technology                                            2.8%

Slot Machines & Progressive Jackpots

2. AmeriCredit                                                              2.1%

Auto Lending

3. XTO Energy                                                               1.8%

Natural Gas Producer

4. First Health Group                                                       1.7%

PPO Network

5. Expeditors International of Washington                                   1.6%

International Freight Forwarder

6. Christopher & Banks                                                      1.4%

Specialty Women's Retailer at Moderate Price Levels

7. Harley-Davidson                                                          1.3%

Motorcycles & Related Merchandise

8. Affiliated Managers Group                                                1.2%

Mutual Fund & Pension Manager

9. Lincare Holdings                                                         1.1%

Home Health Care Services

10. SEI Investments                                                         1.0%

Mutual Fund Administration & Investment Management

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.
--------------------------------------------------------------------------------


                                       5                                       A

Liberty Acorn International

      >In a Nutshell

[PHOTO OMITTED]

      Liberty Acorn International slid 1.23% in the second quarter, wiping out about half of its first quarter gain. For the six-month period, the Fund rose 1.12% - not a great return, but respectable in the current environment for equities. As has been the case all year, the Fund's performance fell between the returns posted by the benchmarks. This makes intuitive sense, as the companies we own are small cap by comparison to the EAFE Index, and about twice the size of those in the EMI Global ex US Index (our median market capitalization is $789 million vs. $343 for the EMI).

      The big story for international equities this quarter was the dollar. After a six-year, gravity-defying climb, the U.S. dollar lost 13.8% of its value vs. the euro, and 9.9% vs. the yen. Price swings of this magnitude are not uncommon when multi-year trends reverse. Dollar strength has been a drag on the performance of funds holding international equities for years, because of the need to mark portfolios down for currency depreciation. On fundamentals, the dollar has looked overvalued for a while but markets are known to overshoot, and assets can stay mispriced for extended periods. Even with the recent move, the dollar has retraced less than one-third of its gain against a trade-weighted basket of foreign currencies since 1995. If the return ride approaches a 'round trip,' there could be substantial weakness for the dollar ahead.

      The other big story has been small-cap resilience. Conventional wisdom says that large-cap stocks outperform small-cap stocks during market declines because they are more defensive. But that hasn't happened in this cycle, as discussed in the first quarter report at length. One angle not covered relates to the effect index funds and similar passive investment strategies have had on market behavior worldwide. During the boom, the popularity of index funds pushed up the prices of stocks included in the major indexes at the expense of those left out. Smaller companies lost sponsorship, as institutional shareholders focused on tracking their benchmarks. With the market decline, the absence of institutional sponsorship suddenly turned into an advantage, as selling pressure targeted those stocks in the major indexes disproportionately.

      This is not to say that we have escaped the bear market. Stocks of all types are being marked down wholesale, despite evidence that economic conditions are improving. The portfolio now has a current yield of 1.9%. Dividend plays are one type of stock that we find attractive. Smaller companies in Europe with strong balance sheets, solid franchises, and modest valuations are another. Finally, we have been slowly raising the Fund's exposure to Asia. Equity values there took a severe beating in the 1997-1998 crisis, and the consumer is coming back after a long period of retrenchment. Having led the world into the bear market, Asia may well be first to recover when the cycle turns.


/s/ Leah Joy Zell

Leah Joy Zell
Lead Portfolio Manager

--------------------------------------------------------------------------------

      Stinnes Delivers Gains
      --------------------------------------------------------------------------

Stinnes is a dominant European transport company with a large chemical distribution services business. It was spun-out of German energy giant Veba (now called E.on) in mid-1999. The Fund first bought the stock in the spring of 2000, then added to the position opportunistically, as management delivered on its promise to reorient the group toward higher margin businesses. The value of the company was ultimately recognized, and the Fund's patience rewarded, when Deutsche Bahn, a German rail company, offered to buy Stinnes at a 25% premium to the market price. We believe the deal is good for Deutsche Bahn, good for Stinnes, and good for Liberty Acorn International shareholders.

--------------------------------------------------------------------------------

Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations. Small-cap stocks are often more volatile and less liquid than the stocks of larger companies. Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure.

As of 06/30/02, the Fund's position in Stinnes was 1.7%.


I                                       6

Liberty Acorn International

      >At a Glance                                          Ticker Symbol: ACINX

Pretax and After-tax Average Annual Total Returns (Class Z)
--------------------------------------------------------------------------------
      >through June 30, 2002

                             ---------------------------------------------------
                               Year                                     Life of
                             to date*        1 year         5 years       Fund
                             ---------------------------------------------------
Returns before taxes           1.12%          -7.31%          4.09%      10.55%
--------------------------------------------------------------------------------
Returns after taxes            0.98           -7.44           2.54        9.62
on distributions
--------------------------------------------------------------------------------
Returns after taxes            0.69           -4.48           3.30        8.99
on distributions and
sale of fund shares
--------------------------------------------------------------------------------
EMI Global                     7.66           -0.99          -1.33        4.11
ex-US (pretax)
--------------------------------------------------------------------------------

Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

* Year to date data not annualized.

--------------------------------------------------------------------------------

Liberty Acorn International Portfolio Diversification
--------------------------------------------------------------------------------
      >as a % of net assets, as of June 30, 2002

                                   [PIE CHART]

17.0% Consumer Goods & Services

1.7%  Technology Services

3.1%  Utilities

3.2%  Real Estate

7.0%  Energy

7.9%  Broadcasting & Media Content

9.1%  Business Services

17.4% Industrials

10.8% Financials

11.4% Health Care

3.0%  Other Industries

8.4%  Other*

* Cash and other assets less liabilities.
--------------------------------------------------------------------------------

The  Value of a $10,000 Investment in Liberty Acorn International (Class Z)
--------------------------------------------------------------------------------
      >September 23, 1992 through June 30, 2002

This graph compares the results of $10,000 invested in Liberty Acorn International at inception on September 23, 1992 with the EMI Global ex-U.S., Salomon Smith Barney's index of the bottom 20% of institutionally investable capital of developed and emerging countries, as selected by Salomon, excluding the U.S. The index is unmanaged and returns for the index and Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph and table do not reflect tax deductions that a shareholder would pay on Fund distributions or the sale of Fund shares.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance changes over time. Visit libertyfunds.com for daily updates.

Liberty Acorn International NAV as of 6/30/02: $18.61

Total Net Assets: $1,683.9 million

    [THE FOLLOWING WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                        Liberty Acorn         EMI Global
                        International            ex-U.S.
9/23/92                       10000.0            10000.0
9/30/92                       10010.0            10000.0
12/31/92                      10690.0             9538.0
3/31/93                       12000.0            10968.7
6/30/93                       12920.0            12126.9
9/30/93                       13910.0            12871.1
12/31/93                      15940.0            12508.7
3/31/94                       15850.0            13629.2
6/30/94                       15550.0            14122.6
9/30/94                       16491.5            14040.5
12/31/94                      15334.4            13537.6
3/31/95                       14811.1            13250.6
6/30/95                       15726.8            13338.7
9/30/95                       16823.8            13845.3
12/31/95                      16703.0            14056.2
3/31/96                       18203.2            14862.8
6/30/96                       19592.6            15499.6
9/30/96                       19361.6            15129.6
12/31/96                      20152.9            14905.9
3/31/97                       20584.6            14800.1
6/30/97                       21807.5            15852.6
9/30/97                       21660.3            15252.5
12/31/97                      20190.3            13552.8
3/31/98                       23857.2            15762.1
6/30/98                       24334.7            15459.9
9/30/98                       20428.2            13047.6
12/31/98                      23304.9            14732.8
3/31/99                       23573.5            14978.0
6/30/99                       27222.3            16103.9
9/30/99                       29486.1            16839.1
12/31/99                      41761.1            18462.3
3/31/00                       46808.4            18890.6
6/30/00                       40170.9            18330.8
9/30/00                       38494.1            17294.8
12/31/00                      33402.3            16139.4
3/31/01                       29284.8            14577.4
6/30/01                       28746.5            14974.4
9/30/01                       23353.9            12608.1
12/31/01                      26349.8            13772.3
3/31/02                       26977.5            14645.1
6/30/02                       26646.0            14827.0


         Average Annual Total Return
-------------------------------------------------
1 Year          5 Years       Life of Fund
-7.31%           4.09%            10.55%

Liberty Acorn International $26,646

EMI Global ex-U.S. $14,827

--------------------------------------------------------------------------------

Liberty Acorn International Top 10 Holdings (as a % of net assets)
--------------------------------------------------------------------------------

1. Rhoen-Klinikum (Germany)                                                 2.7%

Hospital Management

2. Stinnes (Germany)                                                        1.7%

Logistics Services

3. Autogrill (Italy)                                                        1.6%

Restaurants & Catering for Travelers

4. Orix (Japan)                                                             1.3%

Leasing & Other Financial Services

5. TVB (Hong Kong)                                                          1.3%

Television Programming & Broadcasting

6. Smith & Nephew (United Kingdom)                                          1.3%

Medical Equipment & Supplies

7. Power Financial (Canada)                                                 1.2%

Life Insurance & Mutual Funds

8. Julius Baer (Switzerland)                                                1.1%

Private Banking, Brokerage & Mutual Funds

9. Neopost (France)                                                         1.1%

Postage Meter Machines

10. Nintendo (Japan)                                                        1.1%

Entertainment Software & Hardware

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.
--------------------------------------------------------------------------------


                                       7                                       I

Liberty Acorn USA

      >In a Nutshell

[PHOTO OMITTED]

      Liberty Acorn USA ended the second quarter down 9.95% vs. an 8.35% decline of the Russell 2000. For the six-month period ended June 30, 2002, the Fund fell 4.45% while the index dropped 4.70%.

      Accounting scandals, earnings disappointments and telecom meltdowns have caused the stock market to decline sharply in 2002. Even in tough markets, however, there are always companies that prosper. The Fund's second quarter and six-month performance benefited from the strength of niche holdings such as retailer Christopher & Banks. The company is seeing strong sales of its clothing, designed to appeal to female baby boomers. Micros Systems posted gains when most software names froze up thanks to its dominant niche position in hotel and restaurant software. Lincare Holdings, a provider of home respiratory care, also posted positive returns. Demand for its services is strong and Lincare is dominant in its niche. It is prospering while several of its competitors have gone out of business.

      The Fund's big losers were stocks of companies that are highly leveraged. Magellan Health Services, for example, has roughly $20-a-share of debt on its books making the equity piece extremely volatile. Leverage has the effect of magnifying the upside and the downside. Heavy debt also was an issue with Western Wireless. The company is less leveraged than many cellular phone companies but, again, the magnified impact of leverage drove the stock down sharply. Mediacom Communications, a cable television franchise, also dropped largely due to its highly leveraged status. The tumble in telecoms provided another performance hurdle. In addition to Mediacom and Western Wireless, the Fund holds Telephone and Data Systems and Seachange International, two additional telecom names that were among the Fund's losers. Telecom sank as overcapacity in the sector drove prices down.

      Fear is the current market fad. The papers are loaded with stories predicting prolonged bear market conditions and new scandals seem to be popping up each day. In response, investors are taking money out of the market. Like those investors who jumped in at the high in 1999 just in time to catch the ride down, investors who jump out now may miss out on some terrific deals. I would argue that this may be a better time to invest than any time in the last two years.


/s/ Robert A. Mohn

Robert A. Mohn
Lead Portfolio Manager

--------------------------------------------------------------------------------

      Sizing Up
      --------------------------------------------------------------------------
      Christopher & Banks

Christopher & Banks is a mall-based retailer that offers moderate-priced apparel designed to appeal to female baby boomers. Its customers traditionally shopped at department stores but as those stores began focusing more on junior sizes, they alienated this customer base. Christopher & Banks has also responded to a need for larger-sized options among its target customer, launching a plus-size concept called CJ Banks. Christopher & Banks gets 100% of its merchandise overseas - as do many retailers - but the company has developed exclusive relationships with its suppliers and is able to buy direct as opposed to paying an agent. The franchise is posting strong same-store sales and was up 29% for the quarter and 25% year-to-date.

--------------------------------------------------------------------------------

Small-cap stocks are often more volatile and less liquid than the stocks of larger companies. Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure.

As of 6/30/02, the Fund's positions in the holdings mentioned were: Christopher & Banks, 1.6%; Micros Systems, 4.5%; Lincare Holdings, 2.5%; Magellan Health Services, 0.3%; Western Wireless, 0.7%; Mediacom Communications, 1.3%; Telephone and Data Systems, 1.8%; Seachange International, 1.1%.


U                                      8

Liberty Acorn USA

      >At a Glance                                          Ticker Symbol: AUSAX

Pretax and After-tax Average Annual Total Returns (Class Z)
--------------------------------------------------------------------------------
      >through June 30, 2002

                                    --------------------------------------------
                                      Year                               Life of
                                    to date*    1 year     5 years        Fund
                                    --------------------------------------------
Returns before taxes                 -4.45%     -9.60%      9.32%         13.41%
--------------------------------------------------------------------------------
Returns after taxes                  -4.45      -9.96       8.21          12.41
on distributions
--------------------------------------------------------------------------------
Returns after taxes                  -2.73      -5.76       7.37          10.99
on distributions and
sale of fund shares
--------------------------------------------------------------------------------
Russell 2000 (pretax)                -4.70      -8.60       4.44           7.12
--------------------------------------------------------------------------------

Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

* Year to date data not annualized.

--------------------------------------------------------------------------------

Liberty Acorn USA Portfolio Diversification
--------------------------------------------------------------------------------
      >as a % of net assets, as of June 30, 2002

                                   [PIE CHART]

33.3% Information

      Software & Services 21.0%
      Telecommunications 5.8%
      Media 3.8%
      Computer Related Hardware 2.7%

4.6%  Industrial Goods & Services

5.3%  Energy & Minerals

11.7% Finance

18.3% Health Care

14.5% Other*

12.3% Consumer Goods & Services

* Other includes cash and other assets less liabilities of 10.1%.
--------------------------------------------------------------------------------

The  Value of a $10,000 Investment in Liberty Acorn USA (Class Z)
--------------------------------------------------------------------------------
      >September 4, 1996 through June 30, 2002

This graph compares the results of $10,000 invested in Liberty Acorn USA at inception on September 4, 1996 to the Russell 2000 Index, a market-weighted index of 2,000 smaller U.S. companies formed by taking the largest 3,000 U.S. companies and eliminating the largest 1,000. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph and table do not reflect tax deductions that a shareholder would pay on Fund distributions or the sale of Fund shares.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance changes over time. Visit libertyfunds.com for daily updates.

Liberty Acorn USA NAV as of 6/30/02: $16.74

Total Net Assets: $325.0 million

    [THE FOLLOWING WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                    Liberty Acorn USA       Russell 2000
9/4/96                        10000.0            10000.0
9/30/96                       10720.0            10359.9
10/31/96                      10810.0            10200.2
11/30/96                      11260.0            10620.5
12/31/96                      11650.0            10898.9
1/31/97                       12210.0            11116.7
2/28/97                       11920.0            10847.1
3/31/97                       11480.0            10335.3
4/30/97                       11420.0            10364.1
5/31/97                       12510.0            11517.1
6/30/97                       13320.0            12010.7
7/31/97                       14000.0            12569.6
8/31/97                       14350.0            12857.2
9/30/97                       15340.0            13798.3
10/31/97                      15140.0            13192.1
11/30/97                      15170.0            13106.8
12/31/97                      15413.1            13336.2
1/31/98                       15076.7            13125.7
2/28/98                       16320.4            14096.3
3/31/98                       17400.9            14677.7
4/30/98                       17992.1            14758.8
5/31/98                       17227.6            13964.0
6/30/98                       17525.0            13993.4
7/31/98                       16591.9            12860.5
8/31/98                       13936.0            10363.3
9/30/98                       14151.3            11174.3
10/31/98                      14653.8            11630.1
11/30/98                      15402.4            12239.4
12/31/98                      16305.1            12996.7
1/31/99                       15776.2            13169.4
2/28/99                       14894.9            12102.8
3/31/99                       15016.1            12291.7
4/30/99                       16095.7            13393.2
5/31/99                       16734.7            13588.8
6/30/99                       17650.2            14203.3
7/31/99                       18047.9            13813.6
8/31/99                       16821.8            13302.3
9/30/99                       16866.0            13305.2
10/31/99                      17860.1            13359.1
11/30/99                      18810.0            14156.8
12/31/99                      20059.0            15759.4
1/31/00                       19053.1            15506.3
2/29/00                       19867.4            18066.9
3/31/00                       19819.5            16875.8
4/30/00                       17568.1            15860.3
5/31/00                       16526.2            14935.9
6/30/00                       16834.0            16237.9
7/31/00                       16748.3            15715.4
8/31/00                       17765.2            16914.5
9/30/00                       17642.6            16417.4
10/31/00                      17654.9            15684.5
11/30/00                      16625.7            14074.5
12/31/00                      18255.2            15283.3
1/31/01                       19406.9            16079.0
2/28/01                       19370.1            15023.9
3/31/01                       18904.6            14289.0
4/30/01                       21195.7            15406.9
5/31/01                       22384.1            15785.6
6/30/01                       23008.9            16330.6
7/31/01                       23254.0            15446.7
8/31/01                       22616.9            14947.8
9/30/01                       19345.6            12935.6
10/31/01                      19394.6            13692.6
11/30/01                      20546.3            14752.6
12/31/01                      21770.2            15663.2
1/31/02                       22031.2            15500.3
2/28/02                       21285.6            15075.5
3/31/02                       23099.8            16287.1
4/30/02                       23447.7            16435.6
5/31/02                       22130.6            15706.1
6/30/02                       20801.0            14926.8


         Average Annual Total Return
----------------------------------------------
1 Year          5 Years           Life of Fund
-9.60%           9.32%              13.41%


Liberty Acorn USA $20,801

Russell 2000 $14,927

--------------------------------------------------------------------------------

Liberty Acorn USA Top 10 Holdings (as a % of net assets)
--------------------------------------------------------------------------------

1. JDA Software                                                             5.0%

Applications/Software & Services for Retailers

2. Micros Systems                                                           4.5%

Information Systems for Restaurants & Hotels

3. AmeriCredit                                                              4.3%

Auto Lending

4. Conectiv                                                                 4.0%

Electric Utility in New Jersey, Delaware & Maryland

5. ITT Educational Services                                                 3.8%

Technology Oriented Postsecondary Degree Programs

6. Beverly Enterprises                                                      3.0%

Nursing Homes

7. Markel                                                                   2.6%

Specialty Insurance

8. Salem Communications                                                     2.5%

Radio Stations for Religious Programming

9. Lincare Holdings                                                         2.5%

Home Health Care Services

10. Edwards Lifesciences                                                    2.4%

Heart Valves

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.
--------------------------------------------------------------------------------


                                       9                                       U

Liberty Acorn Foreign Forty

      >In a Nutshell

[PHOTOS OMITTED]

      Liberty Acorn Foreign Forty rose 1.11% for the second quarter, performing better than the EAFE and slightly worse than its benchmark. The SSB World ex US Cap Range $2-$10B gained 1.42% and the EAFE Index fell 2.12% during the same time period. Year-to-date, the Fund is down 1.90% while the SSB World ex US $2-$10B is up 5.64%. The relative underperformance for the six-month period can be largely attributed to the weakness in the Fund's UK and Japanese holdings in the early months of the year.

      The Fund's top performers for the quarter were two Irish financial names:
Irish Life & Permanent, up 17%, and Anglo Irish Bank, up 38%. European financial stocks have benefited from low interest rates and tame inflation. Irish Life is a major player in one of the fastest growing life assurance markets in Europe. The company has managed to gain considerable market share by cutting costs, developing a multi-channel network for its products, and improving customer service. Anglo Irish Bank has exceptional asset quality and has earned the loyalty of its customers. As a result, loan growth has outpaced its peers and the share price has followed.

      Another winner for the quarter was Givaudan, a Swiss-based manufacturer of flavors and fragrances. The stock gained nearly 28% in the quarter on news that the company would not go ahead with a potentially expensive acquisition. Japanese holdings were good performers for the Fund as well, helped in part by the weakening dollar. The yen strengthened 10% against the U.S. dollar during the quarter. Located in Tokyo, Oriental Land is the world's largest Disney theme park. The stock increased 15% in the quarter. Other Japanese winners included KAO, a maker of soap and cosmetics, which rose 26%, and Fuji TV, which rose 18%.

      On the downside, two blow-ups dominated the quarter's losses. Amdocs, a software provider to the telecommunications industry, crashed when management pre-announced weak earnings for the quarter. Since the bulk of its business is based on long-term contracts, Amdocs' management has historically been able to set aggressive growth targets and achieve them. The stock's decline mirrors the general malaise in software and telecom stocks worldwide. French engineering and construction company Technip was off 21% in the quarter. Management preannounced a very weak quarter and the new revenue and earnings targets were below analyst expectations.

      The investment environment both at home and abroad has been a tough one for investors. Given the breadth of corporate problems around the world, and the lack of a sustained economic recovery, we believe volatility will continue to be high and investor confidence will continue to be tested. Against this backdrop, stock prices have been marked down a lot, which should lead to a number of higher-quality names selling at bargain-basement prices. In a weak U.S. market, the euro and the yen may continue to strengthen against the U.S. dollar.


/s/ Todd M. Narter                 /s/ Christopher J. Olson

Todd M. Narter                     Christopher J. Olson
Co-Portfolio Manager               Co-Portfolio Manager

--------------------------------------------------------------------------------

      Essilor's Clear Vision
      --------------------------------------------------------------------------

Based in France, Essilor International is a global leader in eyeglass lens manufacturing. As the world population ages, Essilor stands to benefit from a larger percentage of the population wearing glasses and demanding higher performing technology (polycarbonate lenses, bifocals, photochromic lenses). Essilor has established a strong customer base throughout the world; its initiative to buy up laboratories in the United States has taken the competition by surprise and is firming up market share gains. In Japan, its joint venture with Nikon broke even in 2001, after 18 months in operation. The company's second quarter results, reported in mid-July, confirmed an acceleration of organic growth on the back of the success of its photo chromic and polycarbonate lenses. Added to the Fund in the second quarter, Essilor is outperforming its market and the index.

--------------------------------------------------------------------------------

As of 11/23/01 Liberty Acorn Foreign Forty became a diversified fund. Prior to that, Liberty Acorn Foreign Forty was a non-diversified fund, meaning that the performance of its holdings would have a greater impact on its total return, and may make the Fund's returns more volatile than a more diversified fund. Mid-cap stocks tend to be more volatile and may be less liquid than the stocks of larger companies. Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations.

As of 6/30/02, the Fund's positions in the holdings mentioned were: Irish Life & Permanent, 3.5%; Anglo Irish Bank, 2.4%; Givaudan, 3.2%; Oriental Land, 4.6%; KAO, 0.0%; Fuji TV, 0.0%; Amdocs, 0.5%; Technip, 2.1%; Essilor International, 2.4%.


F40                                    10

Liberty Acorn Foreign Forty

      >At a Glance                                          Ticker Symbol: ACFFX

Pretax and After-tax Average Annual Total Returns (Class Z)
--------------------------------------------------------------------------------
      >through June 30, 2002

                              --------------------------------------------------
                                Year                                     Life of
                              to date*        1 year         3 years       Fund
                              --------------------------------------------------
Returns before taxes           -1.90%         -12.47%         -2.78%      5.30%
--------------------------------------------------------------------------------
Returns after taxes            -1.90          -12.47          -2.91       5.16
on distributions
--------------------------------------------------------------------------------
Returns after taxes            -1.17           -7.66          -2.23       4.26
on distributions and
sale of fund shares
--------------------------------------------------------------------------------
SSB World ex US                 5.64           -2.61          -0.74       1.93
Cap Range
$2-$10B (pretax)
--------------------------------------------------------------------------------

Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

* Year to date data not annualized.

--------------------------------------------------------------------------------

Liberty Acorn Foreign Forty Portfolio Diversification
--------------------------------------------------------------------------------
      >as a % of net assets, as of June 30, 2002

                                   [PIE CHART]

7.4%  Energy & Minerals

9.9%  Information Technology

10.1% Industrial Goods/Services

23.0% Finance

21.0% Health Care

9.3%  Other*

19.3% Consumer Goods/Services

* Other includes cash and other assets less liabilities of 5.6%.
--------------------------------------------------------------------------------

The Value of a $10,000 Investment in Liberty Acorn Foreign Forty (Class Z)
--------------------------------------------------------------------------------
      >November 23, 1998 through June 30, 2002

This graph compares the results of $10,000 invested in Liberty Acorn Foreign Forty at inception on November 23, 1998 to the SSB World ex US Cap Range $2-$10B Index, a subset of Salomon Smith Barney's Broad Market Index, representing a mid-cap developed market index excluding the U.S. The index and Fund returns include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph and table do not reflect tax deductions that a shareholder would pay on Fund distributions or the sale of Fund shares.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance changes over time. Visit libertyfunds.com for daily updates.

Liberty Acorn Foreign Forty NAV on 6/30/02: $11.86

Total Net Assets: $41.2 million

    [THE FOLLOWING WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                               SSB World
                        Liberty Acorn          ex US Cap
                           Foreign 40      Range $2-$10B
11/23/98                      10000.0            10000.0
11/30/98                      10140.0            10045.1
12/31/98                      11000.0            10338.8
1/31/99                       11790.0            10309.8
2/28/99                       11590.0            10051.8
3/31/99                       11980.0            10449.2
4/30/99                       12240.0            11032.4
5/31/99                       12170.0            10566.6
6/30/99                       13109.8            10952.7
7/31/99                       13510.8            11362.0
8/31/99                       13771.3            11489.6
9/30/99                       13621.0            11529.7
10/31/99                      14132.2            11535.1
11/30/99                      16998.7            11864.4
12/31/99                      19975.5            12771.7
1/31/00                       19664.8            12154.3
2/29/00                       24245.2            12310.7
3/31/00                       23092.6            12679.7
4/30/00                       21258.4            12171.7
5/31/00                       18923.1            11975.8
6/30/00                       19852.5            12610.8
7/31/00                       19469.0            12203.1
8/31/00                       20266.3            12586.3
9/30/00                       19236.9            12168.0
10/31/00                      18479.9            11791.0
11/30/00                      16128.3            11439.8
12/31/00                      17309.1            11998.2
1/31/01                       17874.3            11938.6
2/28/01                       15825.5            11505.0
3/31/01                       13706.0            10607.5
4/30/01                       14412.5            11390.6
5/31/01                       14382.2            11293.2
6/30/01                       13763.2            10999.4
7/31/01                       13062.4            10723.4
8/31/01                       12778.0            10626.2
9/30/01                       10624.6             9391.9
10/31/01                      11305.1             9769.2
11/30/01                      11924.7            10118.3
12/31/01                      12280.2            10140.2
1/31/02                       11650.5             9840.8
2/28/02                       11508.3             9990.6
3/31/02                       11914.6            10562.2
4/30/02                       12290.4            10755.6
5/31/02                       12432.6            11097.3
6/30/02                       12046.6            10712.1


         Average Annual Total Return
-------------------------------------------
1 Year          3 Years       Life of Fund
-12.47%         -2.78%           5.30%

Liberty Acorn Foreign Forty $12,047

SSB World ex-US $2-$10B $10,140


--------------------------------------------------------------------------------

Liberty Acorn Foreign Forty Top 10 Holdings (as a % of net assets)
--------------------------------------------------------------------------------

1. Rhoen-Klinikum (Germany)                                                 4.8%

Hospital Management

2. Oriental Land (Japan)                                                    4.6%

Disney Theme Park Operator

3. Kerry Group (Ireland)                                                    4.5%

Food Ingredients

4. DNB Holding (Norway)                                                     4.3%

Universal Bank

5. Synthes-Stratec (Switzerland)                                            4.1%

Products for Orthopedic Surgery

6. Pargesa Holdings (Switzerland)                                           3.6%

Industrial & Media Conglomerate

7. Irish Life & Permanent (Ireland)                                         3.5%

Life Insurance & Savings Products

8. Alliance Unichem (United Kingdom)                                        3.4%

Pharmaceutical Wholesaler & Retailer

9. Orix (Japan)                                                             3.4%

Finance Leasing

10. Givaudan (Switzerland)                                                  3.2%

Industrial Fragrances & Flavors

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.
--------------------------------------------------------------------------------


                                       11                                    F40

Liberty Acorn Twenty

      >In a Nutshell

[PHOTO OMITTED]

      Liberty Acorn Twenty declined 4.30% during the quarter, beating the 9.31% fall of the S&P MidCap 400 and the 13.40% drop in the large-cap S&P 500. For the six-month period ended June 30, 2002, Liberty Acorn Twenty fell 4.99% vs. a 3.21% loss for the S&P MidCap 400 and a 13.16% decline for the S&P 500. Although we are always dissatisfied when losing money, we are pleased with the Fund's relative outperformance during a particu larly challenging quarter for the equity markets and the subsequent improvement for the year-to-date return relative to the Fund's benchmark.

      A new purchase, Fidelity National Financial, topped the Fund's winners' list for the quarter with a gain of 21% from the Fund's purchase price. Fidelity National is the country's largest title insurance company and has enjoyed a boom in business from new home purchases and mortgage refinancings. Lincare Holdings, Boston Scientific, and First Health Group were all up 16% to 19% due to strong growth in the health care industry, which has generally been insulated from the economic downturn.

      By far the Fund's biggest losing position in 2002 has been Dynegy. A competitor to Enron in the energy trading business, Dynegy has been closely scrutinized. Our assessment of the stock for Liberty Acorn Twenty led to our selling it and buying a different security that offered a more attractive risk/reward profile. This new stock, Moody's Investor Services, returned 15% during the quarter from the Fund's purchase price. Moody's Investor Services provides rating services for credit obligations.

      Because of the increased market volatility, we are analyzing a growing number of investment candidates. Should prices drop to favorable levels, we will swap into these stocks in an effort to upgrade the quality of the Fund's portfolio. In addition, we are carefully managing the Fund to attempt to minimize any taxable distributions this year.


/s/ John H. Park

John H. Park
Lead Portfolio Manager

--------------------------------------------------------------------------------

      Valuing Fidelity
      --------------------------------------------------------------------------
      National Financial

Fidelity National Financial (FNF) is the largest title insurance company in the country. Its business has benefited from the strong growth of home purchases and mortgage refinancings. While this business is tied to the interest rate cycle, we like the stock's long-term prospects given the company's dominant position, high switching costs, low level of losses, conservative reserves and generous cash flow generation. In addition, FNF is undervalued because it owns two publicly traded subsidiaries in related businesses: Fidelity National Information Services (FNIS) and Micro General (MGEN). By stripping out the per share value of its two subsidiaries, FNF was trading at its book value and we felt it was worth 1.6-times book value. Since our purchase, the stock has appreciated 21%.

--------------------------------------------------------------------------------

Liberty Acorn Twenty is a non-diversified fund. The performance of each of its holdings will have a greater impact on the Fund's total return, and may make the Fund's returns more volatile than a more diversified fund. Mid-cap stocks tend to be more volatile and may be less liquid than the stocks of larger companies.

As of 6/30/02, the Fund's positions in the holdings mentioned were: Fidelity National Financial, 3.0%; Lincare Holdings, 4.1%; Boston Scientific, 5.0%; First Health Group, 6.3%; Dynegy, 0.0%; Moody's Investor Services, 2.2%.


20                                     12

Liberty Acorn Twenty

      >At a Glance                                          Ticker Symbol: ACTWX

Pretax and After-tax Average Annual Total Returns (Class Z)
--------------------------------------------------------------------------------
      >through June 30, 2002

                                     -------------------------------------------
                                       Year                             Life of
                                     to date*    1 year     3 years       Fund
                                     -------------------------------------------
Returns before taxes                  -4.99%     -0.96%      6.76%       13.68%
--------------------------------------------------------------------------------
Returns after taxes                   -4.99      -1.00       5.91        12.92
on distributions
--------------------------------------------------------------------------------
Returns after taxes                   -3.06      -0.55       5.22        11.04
on distributions and
sale of fund shares
--------------------------------------------------------------------------------
S&P MidCap 400                        -3.21      -4.72       6.66        10.67
(pretax)
--------------------------------------------------------------------------------

Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

* Year to date data not annualized.

--------------------------------------------------------------------------------

Liberty Acorn Twenty Portfolio Diversification
--------------------------------------------------------------------------------
      >as a % of net assets, as of June 30, 2002

                                   [PIE CHART]

21.7% Health Care

4.7%  Media

5.6%  Industrial Goods/Services

10.4% Consumer Goods/Services

12.4% Computer Related Hardware

19.7% Software & Services

18.0% Finance

7.5%  Other*

* Cash and other assets less liabilities.
--------------------------------------------------------------------------------

The Value of a $10,000 Investment in Liberty Acorn Twenty (Class Z)
--------------------------------------------------------------------------------
      >November 23, 1998 through June 30, 2002

This graph compares the results of $10,000 invested in Liberty Acorn Twenty at inception on November 23, 1998 to the S&P MidCap 400, a broad, market-weighted index of 400 stocks that are in the next size/tier down from the S&P 500. The Index is unmanaged and returns for the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph and table do not reflect tax deductions that a shareholder would pay on Fund distributions or the sale of Fund shares.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance changes over time. Visit libertyfunds.com for daily updates.

Liberty Acorn Twenty NAV on 6/30/02: $14.47

Total Net Assets: $117.7 million

    [THE FOLLOWING WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 Liberty Acorn Twenty     S&P MidCap 400
11/23/98                      10000.0            10000.0
11/30/98                      10030.0             9911.3
12/31/98                      10710.0            11108.9
1/31/99                       11000.0            10676.2
2/28/99                       10710.0            10117.2
3/31/99                       11480.0            10399.9
4/30/99                       12710.0            11220.2
5/31/99                       12730.0            11268.8
6/30/99                       13040.0            11872.2
7/31/99                       13190.0            11619.9
8/31/99                       12060.0            11221.7
9/30/99                       12110.0            10875.1
10/31/99                      12970.0            11429.3
11/30/99                      13250.0            12029.2
12/31/99                      13848.0            12744.1
1/31/00                       13474.0            12385.2
2/29/00                       13554.9            13252.0
3/31/00                       14171.5            14361.1
4/30/00                       13463.9            13859.6
5/31/00                       13100.0            13686.7
6/30/00                       14319.8            13887.7
7/31/00                       13931.3            14107.1
8/31/00                       15431.3            15682.2
9/30/00                       15798.2            15574.8
10/31/00                      15927.7            15046.7
11/30/00                      14381.6            13910.9
12/31/00                      15465.2            14975.1
1/31/01                       15913.9            15308.6
2/28/01                       14983.6            14435.0
3/31/01                       14403.5            13361.8
4/30/01                       15454.2            14835.8
5/31/01                       16297.0            15181.3
6/30/01                       16023.4            15120.0
7/31/01                       15870.2            14894.8
8/31/01                       15125.9            14407.6
9/30/01                       14206.5            12615.5
10/31/01                      14513.0            13173.5
11/30/01                      16023.4            14153.5
12/31/01                      16702.5            14884.7
1/31/02                       16373.5            14807.3
2/28/02                       16022.6            14825.6
3/31/02                       16581.9            15885.4
4/30/02                       15682.6            15811.1
5/31/02                       16143.2            15544.4
6/30/02                       15869.0            14406.7


         Average Annual Total Return
----------------------------------------------
1 Year          5 Years           Life of Fund
-0.96%           6.76%               13.68%

Liberty Acorn Twenty $15,869

S&P MidCap 400 $14,407

--------------------------------------------------------------------------------

Liberty Acorn Twenty Top 10 Holdings (as a % of net assets)
--------------------------------------------------------------------------------

1. H&R Block                                                                8.2%

Tax Preparation

2. First Health Group                                                       6.3%

PPO Network

3. Synopsys                                                                 6.1%

Software for Designing Semiconductor Chips

4. Expeditors International of Washington                                   5.6%

International Freight Forwarder

5. Associated Banc-Corp                                                     5.3%

Midwest Bank

6. Markel                                                                   5.0%

Specialty Insurance

7. Boston Scientific                                                        5.0%

Stents & Catheters

8. International Game Technology                                            4.8%

Slot Machines & Progressive Jackpots

9. Liberty Media Group, AT&T                                                4.7%

CATV Programming & Media Company Holdings

10. Jones Apparel                                                           4.5%

Women's Apparel

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.
--------------------------------------------------------------------------------


                                       13                                     20

Liberty Acorn Fund

      >Major Portfolio Changes in the Second Quarter (Unaudited)

                                                             Number of Shares
                                                         ----------------------
                                                         03/31/02      06/30/02

Additions
--------------------------------------------------------------------------------
            Information

Advanced Digital Information                               525,000       615,000
American Management Systems                                700,000       775,000
AnswerThink Consulting                                     853,000     2,040,000
Aspect Communications                                      600,000     1,200,000
Avid Technology                                          1,500,000     1,850,000
Avnet                                                      540,000       585,000
Avocent                                                    427,000       517,000
Bsquare                                                  3,200,000     3,300,000
Celestica (Canada)                                         200,000       260,000
Ciber                                                    2,800,000     3,100,000
Commonwealth Telephone                                     780,000       800,000
Crown Castle International                               1,000,000     2,000,000
Cumulus Media, Cl. A                                       520,000       575,000
Dionex                                                     431,000       475,000
E.Piphany                                                  758,000     3,250,000
Igate Capital                                            3,959,000     4,100,000
Indus International                                      1,400,000     2,350,000
Insight Communications                                     200,000     1,400,000
Integrated Circuit Systems                                 590,000       785,000
JD Edwards                                               3,225,000     3,350,000
JDA Software Group                                       1,275,000     1,375,000
Kronos                                                   1,100,000     1,238,000
MAPICS                                                   1,700,000     1,743,000
Mediacom Communications                                  1,600,000     2,000,000
Mettler Toledo                                             510,000       700,000
Microsemi                                                  339,000       519,000
Novell                                                   6,550,000     7,000,000
RealNetworks                                                     0       700,000
RSA Security                                             1,000,000     1,609,000
Smart Force                                                      0     4,060,000
THQ                                                      1,275,000     1,500,000
(includes the effect of a 3 for 2 stock split)
TietoEnator (Finland)                                      255,000       350,000
Torex (United Kingdom)                                           0       600,000
Travelsky Technology (Hong Kong)                                 0     7,000,000
Trimble Navigation                                               0       485,000
Western Wireless                                         1,200,000     1,700,000
Witness Systems                                                  0       343,000
Zebra Technologies                                         140,000       193,000

--------------------------------------------------------------------------------
           Health Care

Ciphergen Biosystems                                       806,000     1,080,000
Dendrite International                                           0     1,000,000
Edwards Lifesciences                                       670,000       984,000
First Health Group                                       3,323,000     3,508,000
Inhale Therapeutic Systems                                 745,000     1,583,000
Kensy Nash                                                 150,000       536,000
Lincare Holdings                                         1,835,000     2,096,000
Martek Biosciences                                               0       160,000
Medarex                                                    280,000       355,000
Nestor Healthcare
(United Kingdom)                                                 0       700,000
Rhoen-Klinikum (Germany)                                   100,000       210,000
Sangamo Biosciences                                         78,000       500,000
Sola International                                         127,000       600,000
Steris                                                     858,000     1,055,000
Synaptic Pharmaceutical                                    260,000       598,000
Syncor International                                       557,000       737,000
Techne                                                           0       360,000
Visx                                                       682,000       770,000
Yuhan (South Korea)                                              0        80,000

--------------------------------------------------------------------------------
           Consumer Goods/Services

Alliance Gaming                                            190,000     1,660,000
(includes the effect of a 2 for 1 stock split)
Cheesecake Factory                                               0       108,000
Chico's Fas                                                788,000     1,130,000
Coach                                                      872,000     1,012,000
Columbia Sportswear                                        120,000       250,000
Furniture Brands International                             738,000       970,000
Genesco                                                    150,000       250,000
Hon Industries                                             624,000       725,000
International Speedway Motors                                    0       255,000
Kerry Group (Ireland)                                      650,000     1,000,000
LaQuinta                                                   384,000     2,150,000
Lion Nathan (Australia)                                          0     2,000,000
Magna Entertainment, Cl. A
(Canada)                                                         0     1,750,000
Michaels Stores                                            940,000     1,115,000
Mohawk Industries                                          556,000       670,000
NH Hoteles (Spain)                                               0       430,000
Orkla (Norway)                                             413,500       551,500
Princeton Review                                           610,000     1,250,000
Scotts Company                                             370,000       570,000
SCP Pool                                                         0       450,000
Six Flags                                                1,450,000     1,900,000
Steiner Leisure                                          1,060,000     1,253,000
Steven Madden                                              448,000       503,000
Tweeter Home Entertainment                                 200,000       400,000
Uni-Charm (Japan)                                          205,000       255,000


A                                      14

                                                            Number of Shares
                                                         ----------------------
                                                         03/31/02      06/30/02

Additions, continued
--------------------------------------------------------------------------------
        Finance

Aeon Credit Service (Japan)                                      0        60,000
Anchor Bancorp Wisconsin                                   962,000     1,008,000
Associated Banc-Corp                                     1,125,000     1,608,000
Eaton Vance                                                450,000       470,000
First Federal Capital                                       13,000       200,000
Glacier Bancorp                                            673,000       795,000
HCC Insurance Holdings                                   1,000,000     1,200,000
Knight Trading                                             720,000     2,624,000
Neuberger Berman                                         1,050,000     1,100,000
Peoples Bank Bridgeport                                  1,981,000     2,163,000
Scottish Annuity & Life (Bermuda)                                0       225,000
Umpqua Holdings                                            227,000       284,000

--------------------------------------------------------------------------------
        Industrial Goods/Services

Ametek                                                     698,000       850,000
Cadiz                                                      600,000     1,800,000
Clark/Bardes Consulting                                    887,000     1,500,000
Cuno                                                       344,000       600,000
Donaldson                                                  225,000       550,000
Esco Technologies                                          266,000       750,000
Expeditors International of
Washington                                               2,814,000     2,900,000
(includes the effect of a 2 for 1 stock split)
Grafton Group (Ireland)                                          0     1,300,000
Hagemeyer (Netherlands)                                    576,600       675,000
Insituform Technologies                                    200,000       850,000
Jenoptik (Germany)                                               0       250,000
Mobile Mini                                                520,000       825,000
Nuco2                                                       48,000       434,000
Pall                                                             0       600,000
Sembcorp Logistics (Singapore)                             980,000     4,500,000
Spartech                                                 1,100,000     1,600,000
Tetra Tech                                               1,100,000     2,000,000
Toppan Forms (Japan)                                       325,000       390,000
UTI Worldwide                                              400,000       500,000
Watsco                                                     543,000     1,000,000

--------------------------------------------------------------------------------
        Energy/Minerals

Gamesa (Spain)                                             340,000       495,000
Harmony Gold (South Africa)                                      0       200,000
Southwestern Energy                                              0       700,000

--------------------------------------------------------------------------------
        Other Industries

Chelsea Properties Group                                         0       400,000
Consorcio (Mexico)                                         263,000     2,800,000
Federal Realty Investment Trust                                  0       380,000
General Growth Properties                                  505,000       615,000
Glimcher Realty Trust                                            0       525,000
Keystone Property Trust                                          0       680,000
Mills                                                            0       425,000
The Rouse Company                                        1,000,000     1,160,000

Sales
--------------------------------------------------------------------------------
        Information

Independent News & Media
(Ireland)                                                3,320,000     2,688,000
Konami (Japan)                                             265,000             0
Martha Stewart Living
Omnimedia                                                  700,000       500,000
Pemstar                                                    818,000             0
Peregrine Systems                                          200,000             0
Telephone & Data Systems                                   380,000       350,000
Choicepoint                                                556,000       463,000
(includes the effect of a 4 for 3 stock split)

--------------------------------------------------------------------------------
        Consumer Goods/Services

Hot Topic                                                  693,000       648,000
Pier 1 Imports                                             900,000       600,000
ITT Educational Services                                 2,600,000     2,400,000
(includes the effect of a 2 for 1 stock split)

--------------------------------------------------------------------------------
        Finance

AmeriCredit                                              4,466,000     4,341,000
Anglo Irish Bank (Ireland)                               3,000,000     2,827,000
Banca Fideuram (Italy)                                   1,000,000             0

--------------------------------------------------------------------------------
        Industrial Goods/Services

Sero Group (United Kingdom)                              5,100,000     4,000,000
Wackenhut, Cl. B                                         1,526,000             0

--------------------------------------------------------------------------------
        Energy/Minerals

Enerflex Systems (Canada)                                  600,000       572,900
Hanover Compressor                                         840,000       800,000
Tesoro Petroleum                                         1,120,000       870,000

--------------------------------------------------------------------------------
        Other Industries

AMB Property                                                     0       540,000
Sierra Pacific Resources                                   300,000             0


                                       15                                      A

Liberty Acorn Fund

      >Statement of Investments (Unaudited) June 30, 2002

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

                                                         Common Stocks and Other
                                                   Equity-Like Securities: 92.4%
--------------------------------------------------------------------------------

Information: 22.6%
             Media
             >Broadcasting: 0.2%
 2,300,000   TVB (Hong Kong)                                            $  9,790
             Television Programming & Broadcasting
   200,000   Young Broadcasting (b)                                        3,556
             Television Stations
--------------------------------------------------------------------------------
                                                                          13,346
             >Radio: 0.5%
   850,000   Salem Communications (b)                                     21,140
             Radio Stations for Religious Programming
   575,000   Cumulus Media, Cl. A                                          7,923
             Radio Stations in Small Cities
--------------------------------------------------------------------------------
                                                                          29,063
             >Television Programming/CATV: 1.2%
 2,500,000   Liberty Media Group, AT&T (b)                                25,000
             CATV Programming & Media Company Holdings
 1,400,000   Insight Communications (b)                                   16,422
             CATV Franchises in MidWest
   900,000   Corus Entertainment (Canada) (b)                             15,976
             CATV Programming & Radio Stations
 2,000,000   Mediacom Communications (b)                                  15,580
             Cable Television Franchises
--------------------------------------------------------------------------------
                                                                          72,978
             Telecommunications
             >Telecommunications/Wireline
             Communications: 0.6%
   800,000   Commonwealth Telephone (b)                                   32,192
             Rural Phone Franchises & CLEC
   700,000   Time Warner Telecom (b)                                       1,176
             Facilites Based End-to-End CLEC
--------------------------------------------------------------------------------
                                                                          33,368
             >Mobile Communications: 0.7%
   350,000   Telephone & Data Systems                                     21,193
             Cellular & Telephone Services
 2,000,000   Crown Castle International (b)                                7,860
             Communication Towers in USA & UK
 1,700,000   Western Wireless (b)                                          5,440
             Rural Cellular Phone Franchises
   533,000   COMARCO (b)(c)                                                4,200
             Wireless Network Testing
--------------------------------------------------------------------------------
                                                                          38,693
             Computer Related Hardware
             >Computer Hardware/Related Systems: 1.2%
 1,925,000   Seachange International (b)(c)                               16,902
             Systems for Video on Demand & Ad Insertion
   331,900   Neopost (France) (b)                                         13,263
             Postage Meters
   193,000   Zebra Technologies (b)                                        9,306
             Bar Code Printing Hardware, Supplies & Software
   517,000   Avocent (b)                                                   8,231
             Computer Control Switches
   360,000   Excel Technologies (b)                                        7,560
             Laser Systems & Electro-Optical Components
   365,000   Universal Electronics (b)                                     5,460
             Remote Control Devices for Consumer Electronics

Prinicipal Amount (000) or
Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------
   615,000   Advanced Digital Information (b)                           $  5,184
             Data Storage Products
   370,000   American Power Conversion (b)                                 4,673
             Uninterruptable Power Systems
   230,000   Applied Films (b)                                             2,567
             Thin-Film Glass Coating Equipment
    $3,000   Tidel Technologies,
             6% Note Due 9/8/04 (b)                                          600
    63,158   Tidel Technologies (b)                                            0
             ATM Machines
--------------------------------------------------------------------------------
                                                                          73,746
             >Gaming Equipment: 3.2%
 2,880,000   International Game Technology (b)                           163,296
             Slot Machines & Progressive Jackpots
 1,562,000   Shuffle Master (b)(c)                                        28,694
             Card Shufflers, Casino Games & Slot Machines
--------------------------------------------------------------------------------
                                                                         191,990
             >Contract Manufacturing: 0.2%
   338,000   Jabil Circuit (b)                                             7,135
             Electronic Manufacturing Services
   260,000   Celestica (Canada) (b)                                        5,873
             Electronic Manufacturing Services
--------------------------------------------------------------------------------
                                                                          13,008
             >Instrumentation: 1.0%
   700,000   Mettler Toledo (b)                                           25,809
             Laboratory Equipment
   475,000   Dionex (b)                                                   12,725
             Ion & Liquid Chromatography
 1,320,000   Spectris (United Kingdom)                                     7,872
             Electronic Instrumentation & Controls
   485,000   Trimble Navigation (b)                                        7,518
             GPS-Based Guidance, Positioning & Navigation Systems
   227,000   Varian (b)                                                    7,480
             Analytical Instruments
--------------------------------------------------------------------------------
                                                                          61,404
             >Semiconductors/Related Equipment: 0.9%
   785,000   Integrated Circuit Systems (b)                               15,849
             Silicon Timing Devices
   664,000   Asyst Technologies (b)                                       13,512
             Semiconductor Fab Automation Equipment
   825,000   Axcelis Technologies (b)                                      9,322
             Ion Implantation Tools
   261,000   Actel (b)                                                     5,486
             Field Programmable Gate Arrays
   519,000   Microsemi (b)                                                 3,425
             Analog/Mixed Signal Semiconductors
   583,000   IXYS (b)                                                      3,137
             Power Semiconductors
--------------------------------------------------------------------------------
                                                                          50,731
             Software/Services
             >Business Software: 5.2%
 3,350,000   JD Edwards (b)                                               40,703
             Mid Market ERP & Supply Chain Software
 1,375,000   JDA Software Group (b)                                       38,858
             Applications/Software & Services for Retailers
 1,238,000   Kronos (b)(c)                                                37,745
             Labor Management Solutions
 1,025,000   Micros Systems (b)(c)                                        28,403
             Information Systems for Restaurants & Hotels


A                                      16

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

             >Business Software--continued
 1,950,000   Systems & Computer Technology (b)(c)                       $ 26,345
             Enterprise Software & Services
 7,000,000   Novell (b)                                                   22,470
             Directory, Identity Management &
             Authorization Software
 1,850,000   Avid Technology (b)(c)                                       17,131
             Digital Nonlinear Editing Software & Systems
 3,250,000   E.Piphany (b)                                                14,267
             CRM Software
 3,200,000   Multex.Com (b)(c)                                            13,056
             Provider Of Investment Info To Institutions
             & Individuals
   650,000   Hyperion Solutions (b)                                       11,854
             Analytical Application Software
 1,000,000   MRO Software (b)                                             11,380
             Enterprise Management Software
 1,743,000   MAPICS (b)(c)                                                 9,743
             Mid Market ERP Software
 3,300,000   Bsquare (b)(c)                                                7,458
             Software To Help Design Mobile Devices
 2,350,000   Indus International (b)(c)                                    5,617
             Enterprise Asset Management Software
   330,000   SPSS (b)(c)                                                   5,128
             Statistical Analysis Software
 1,200,000   Aspect Communications (b)                                     3,840
             Call Center Software
   600,000   Actuate (b)                                                   2,700
             Information Delivery Software & Solutions
   200,000   Radiant Systems (b)                                           2,606
             Point of Sale Systems for Convenience Stores
   343,000   Witness Systems (b)                                           2,531
             Customer Experience Management Software
   130,000   Sybase (b)                                                    1,372
             Database Software
 1,400,000   ClickSoftware Technologies (Israel) (b)(c)                      616
             Service Chain Optimization Software
    35,000   Group 1 Software (b)                                            485
             Address Verification Software
--------------------------------------------------------------------------------
                                                                         304,308
             >Consumer Software: 1.1%
 1,500,000   THQ (b)                                                      44,730
             Entertainment Software
   705,000   Activision (b)                                               20,487
             Entertainment Software
--------------------------------------------------------------------------------
                                                                          65,217
             >Computer Services: 1.7%
 3,100,000   Ciber (b)(c)                                                 22,475
             Software Services & Staffing
 4,100,000   Igate Capital (b)(c)                                         18,942
             Technology Staffing Services
   775,000   American Management Systems (b)                              14,810
             Software Development Services
 2,175,000   Analysts International (c)                                    9,244
             Technology Staffing Services
   350,000   TietoEnator (Finland)                                         8,676
             Computer Services/Consulting
 2,040,000   AnswerThink Consulting (b)                                    7,732
             IT Integrator for Fortune 2000
   500,000   Pomeroy Computer Resources (b)                                7,290
             Network Integration Services
   600,000   Torex (United Kingdom)                                        5,576
             Application Software for Hospital Management
             & Retail
   511,000   New Horizons Worldwide (b)                                    5,207
             Computer Training Services
 1,051,031   Sensar, Cl. B (b)                                               246
   421,620   Sensar, Cl. C (b)                                                88
             Streaming Services for the Internet
--------------------------------------------------------------------------------
                                                                         100,286
             >Business Information/Marketing
             Services/Publishing: 2.1%
 1,200,000   Getty Images (b)                                             26,124
             Photographs for Publications & Electronic Media
   463,000   Choicepoint (b)                                              21,053
             Fraud Protection Information
   700,000   Information Holdings (b)                                     17,080
             Scientific & Medical Publications,
             Patent Information
 2,200,000   Navigant Consulting (b)(c)                                   15,378
             Consulting Firm
 2,685,000   InfoUSA (b)(c)                                               14,690
             Business Data for Sales Leads
   240,000   Proquest (b)                                                  8,520
             Information Services for Education & Automotive
             Markets
   500,000   Martha Stewart Living Omnimedia (b)                           5,735
             Magazines, Merchandise & TV Programs
   500,000   Moore (Canada) (b)                                            5,734
             Commercial Printing
 2,688,000   Independent News &
             Media (Ireland)                                               5,331
             Leading International Newspaper Publisher
 1,400,000   PRIMEDIA                                                      1,708
             Specialty Magazines & Other Publications
--------------------------------------------------------------------------------
                                                                         121,353
             >Internet: 0.4%
 4,060,000   Smart Force (b)(c)                                           13,804
             Leading Provider of Integrated E-Learning
             Solutions
 1,609,000   RSA Security (b)                                              7,739
             Enterprise Security Software
   700,000   RealNetworks (b)                                              2,849
             Streaming Software & Content
   250,000   NeoPlanet, Series A (b)                                          29
    53,376   NeoPlanet, Series B (b)                                          11
             Web Browser
     2,683   Bigfoot International, Series A (b)(c)                            1
   778,294   Bigfoot International (b)                                         1
                            Internet Direct Marketing
--------------------------------------------------------------------------------
                                                                          24,434
             >Electronics Distribution: 0.4%
    585,00   Avnet                                                        12,864
             Electronic Components Distribution
   985,000   Pioneer-Standard Electronics                                 10,234
             Component & Computer Distribution
--------------------------------------------------------------------------------
                                                                          23,098


                                       17                                      A

Liberty Acorn Fund

        >Statement of Investments (Unaudited), continued

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

             >Transaction Processors: 2.0%
 1,397,000   Global Payments                                          $   41,561
             Credit Card Processor
 1,208,000   Concord EFS (b)                                              36,409
             Credit Card Processor
   600,000   Cubic                                                        14,220
             Smart Card Systems for Public Transportation
             & Defense Systems
   175,000   Deutsche Boerse (Germany)                                     7,418
             Trading, Clearing & Settlement Services for
             Financial Markets
 4,200,000   Hong Kong Exchanges & Clearing
             (Hong Kong)                                                   6,919
             Trading, Clearing & Settlement Services for
             Financial Markets
   280,000   Euronext (France)                                             5,275
             Operates Amsterdam, Brussels & Paris Stock
             Exchanges
 7,000,000   Travelsky Technology (Hong Kong)                              4,801
             Online Air Travel Bookings in China
--------------------------------------------------------------------------------
                                                                         116,603

                                                                      ----------
Information: Total                                                     1,333,626

--------------------------------------------------------------------------------
Health Care: 9.3%
             >Biotechnology/Drug Delivery: 1.6%
 1,583,000   Inhale Therapeutic Systems (b)                               15,023
             Pulmonary Drug Delivery
 1,875,000   Locus Discovery, Series D, Pfd. (b)                           7,500
             High Throughput Rational Drug Design
   426,000   NPS Pharmaceuticals (b)                                       6,526
             Small Molecule Drugs
   555,000   Arena Pharmaceuticals (b)                                     4,662
             Novel Drug Targeting Technology
   304,000   Alexion Pharmaceuticals (b)                                   4,606
             Monoclonal Antibodies
 1,249,999   Perlegen Sciences (b)                                         4,500
             Large Scale Gene Sequencing
   365,000   Maxygen (b)                                                   4,372
             Molecular Breeding
   386,000   Protein Design Labs (b)                                       4,192
             Computer Designed Monoclonal Antibodies
   416,000   Diversa (b)                                                   4,139
             Molecular Breeding
 1,080,000   Ciphergen Biosystems (b)                                      3,812
             Protein Chips used for Drug Target Discovery
   598,000   Synaptic Pharmaceutical (b)(c)                                3,498
             Receptor Targeted Drug Design
   160,000   Martek Biosciences (b)                                        3,347
             Fatty Acids for Baby Formula & Other Foods
   160,000   Myriad Genetics (b)                                           3,254
             Gene Discovery & Diagnostic Products
   461,000   SYRRX, Series C (b)                                           2,997
             X-Ray Crystallography
   210,000   Gene Logic (b)                                                2,940
             Gene Expression Database
   500,000   Sangamo Biosciences (b)                                       2,940
             Theraputics & Diagnostics for Cancer &
             Cardiovascular Disease
   389,000   Atherogenic (b)                                               2,789
             Drugs for Atherosclerosis, Rheumatoid Arthritis, Asthma
 1,258,000   Corvas International (b)                                      2,705
             Rational Drug Design
   355,000   Medarex (b)                                                   2,634
             Humanized Antibodies
   316,000   Guilford Pharmaceuticals (b)                                  2,383
             Drug Delivery & Neurology Drugs
   528,000   Pharmacyclics (b)                                             2,344
             Light Activated Drugs for Cancer & Vascular
             Diseases
   320,000   Incyte Genomics (b)                                           2,326
             Bioinformatics & Drug Development
 1,320,000   Aclara Biosciences (b)                                        2,270
             Microfluidic Systems for Drug Development
   325,000   Genzyme Molecular Oncology
             Division (b)                                                    819
             Gene Expression Technology & Cancer Drugs
   326,000   Microdose (b)                                                   163
             Drug Inhalers
--------------------------------------------------------------------------------
                                                                          96,741
             >Medical Equipment: 2.1%
   984,000   Edwards Lifesciences (b)                                     22,829
             Heart Valves
   583,000   Orthofix International (b)                                   20,492
             Bone Fixation & Stimulation Devices
 1,055,000   Steris (b)                                                   20,161
             Sterilization Devices
 2,000,000   Smith & Nephew (United Kingdom)                              11,129
             Medical Equipment & Supplies
   350,000   Haemonetics (b)                                              10,220
             Blood & Plasma Collection Equipment
   536,000   Kensy Nash (b)                                                8,683
             Angioplasty Closure & Other Medical Devices
   770,000   Visx (b)                                                      8,393
             Laser Eye Surgery Equipment
 1,495,000   Novoste (b)(c)                                                6,907
             Radiation Catheters for In-stent Restenosis
   600,000   Sola International (b)                                        6,900
             Specialty Eyeglass Lenses
   155,000   Essilor International (France)                                6,327
             Eyeglass Lenses
--------------------------------------------------------------------------------
                                                                         122,041
             >Pharmaceuticals: 0.2%
   900,000   Alliance Unichem (United Kingdom)                             8,509
             Pharmaceutical Distribution
    80,000   Yuhan (South Korea)                                           3,630
             Ethical Drug Producer
--------------------------------------------------------------------------------
                                                                          12,139
             >Hospital Management: 0.2%
   210,000   Rhoen-Klinikum (Germany)                                      8,943
             Hospital Management
--------------------------------------------------------------------------------
             >Medical Supplies: 0.4%
   650,000   Owens & Minor                                                12,844
             Distribution of Medical Supplies
   360,000   Techne (b)                                                   10,159
             Cytokines, Antibodies, Other Reagents For
             Life Sciences
--------------------------------------------------------------------------------
                                                                          23,003


A                                      18

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

             >Services: 4.8%
 3,508,000   First Health Group (b)                                    $  98,364
             PPO Network
 2,096,000   Lincare Holdings (b)                                         67,701
             Home Health Care Services
 1,812,000   NDCHealth (c)                                                50,555
             Health Claims Processing & Drug Marketing
             Services
   737,000   Syncor International (b)                                     23,216
             Nuclear Pharmacy for Radiopharmaceuticals
 1,800,000   Beverly Enterprises (b)                                      13,698
             Nursing Homes
   550,000   Serologicals (b)                                             10,060
             Blood Collection & Antibody Production
 1,000,000   Dendrite International (b)                                    9,670
             Software for Pharmaceutical Sales Force
   193,000   Medquist (b)                                                  5,140
             Medical Transcription Services
   700,000   Nestor Healthcare (United Kingdom)                            4,930
             Supplier Of Outsourced Health Care Staffing
             Solutions
--------------------------------------------------------------------------------
                                                                         283,334

                                                                       ---------
Health Care: Total                                                       546,201

--------------------------------------------------------------------------------
Consumer Goods/Services: 20.3%
             Goods
             >Leisure Vehicles: 1.9%
 1,500,000   Harley-Davidson                                              76,905
             Motorcycles & Related Merchandise
 1,110,000   Monaco Coach (b)                                             23,643
             Recreational Vehicles
 6,500,000   Ducati Motor (Italy) (b)                                     10,312
             Motorcycles & Related Merchandise
--------------------------------------------------------------------------------
                                                                         110,860
             >Furniture/Textiles: 1.7%
   670,000   Mohawk Industries (b)                                        41,225
             Carpet & Flooring Manufacturer
   970,000   Furniture Brands International (b)                           29,343
             Furniture Manufacturer
   725,000   Hon Industries                                               19,735
             Office Furniture & Fireplaces
   490,000   Herman Miller                                                 9,947
             Office Furniture
--------------------------------------------------------------------------------
                                                                         100,250
             >Food & Beverages: 0.8%
 1,000,000   Kerry Group (Ireland)                                        14,873
             Food Ingredients
   551,500   Orkla (Norway)                                               10,664
             Diversified Consumer Goods
   253,623   Nutreco Holdings (Netherlands)                                8,671
             Farm Raised Salmon
    23,077   Binding-Brauerei (Germany)                                    5,666
             Brewery
 2,000,000   Lion Nathan (Australia)                                       5,466
             Beer Brewer/Distributor
--------------------------------------------------------------------------------
                                                                          45,340
             >Nondurables: 1.2%
 2,300,000   Helen of Troy (b)(c)                                         26,772
             Personal Care Products
   570,000   Scotts Company (b)                                           25,878
             Consumer Lawn & Garden Products
   255,000   Uni-Charm (Japan)                                             9,596
             Infant Hygiene & Feminine Care Products
   601,000   First Years (c)                                               6,485
             Infant & Toddler Products
--------------------------------------------------------------------------------
                                                                          68,731
             >Durable Goods: 0.9%
   580,740   Hunter Douglas (Netherlands)                                 17,966
             Window Shades & Venetian Blinds
 1,000,000   Callaway Golf                                                15,840
             Premium Golf Clubs & Balls
   450,000   SCP Pool (b)                                                 12,492
             Distributor of Swimming Pool Supplies & Equipment
 9,000,000   Waterford Wedgwood (Ireland)                                  5,354
             Crystal, Tableware & Cookware
--------------------------------------------------------------------------------
                                                                          51,652
             >Apparel: 2.6%
 1,012,000   Coach (b)                                                    55,559
             Designer & Retailer of Branded Leather Accessories
 1,230,000   Jones Apparel (b)                                            46,125
             Women's Apparel
   790,000   Skechers USA (b)                                             17,072
             Footwear Designer & Marketer
   880,000   Nautica Enterprises (b)                                      11,431
             Casual Apparel
   503,000   Steven Madden (b)                                             9,974
             Wholesaler/Retailer of Fashion Footware
   250,000   Columbia Sportswear (b)                                       8,000
             Active Outdoor Apparel, Footware & Accessories
   345,000   Hugo Boss Designs (Germany)                                   6,294
             Fashion Apparel
--------------------------------------------------------------------------------
                                                                         154,455
             Services
             >Retail: 5.1%
 1,910,000   Christopher & Banks (b)(c)                                   80,793
             Specialty Women's Retailer at Moderate Price Levels
 1,115,000   Michaels Stores (b)                                          43,485
             Craft & Hobby Specialty Retailer
 1,130,000   Chico's Fas (b)                                              41,042
             Women's Specialty Retail
 1,400,000   Borders Group (b)                                            25,760
             Bookstores
   500,000   Whole Foods Market (b)                                       24,110
             Natural Food Supermarkets
   536,000   Zale (b)                                                     19,430
             Specialty Retailer of Jewelry
   648,000   Hot Topic (b)                                                17,308
             Music Inspired Retailer of Apparel, Accessories & Gifts
   600,000   Pier 1 Imports                                               12,600
             Imported Furniture & Tchotchkes
 1,067,000   Autogrill (Italy)                                            12,452
             Restaurants & Catering for Travelers
   750,000   Gadzooks (b)(c)                                               9,443
             Teen Apparel Retailer


                                       19                                      A

Liberty Acorn Fund

      >Statement of Investments (Unaudited), continued

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

             >Retail--continued
   400,000   Tweeter Home Entertainment (b)                           $    6,536
             Consumer Electronics Retailer
   250,000   Genesco (b)                                                   6,088
             Multi-Concept Branded Footware Retailer
   300,000   Gaiam (b)                                                     4,392
             Healthly Living Catalog & E-Commerce
    17,000   Aeropostale (b)                                                 465
             Mall Based Teen Retailer
--------------------------------------------------------------------------------
                                                                         303,904
             >Travel: 1.2%
 1,285,000   Intrawest (Canada)                                           21,547
             Owner/Operator of Ski Resorts
 2,150,000   LaQuinta                                                     15,588
             Owner/Franchiser of Mid-Priced Hotels
   850,000   Vail Resorts (b)                                             14,535
             Owner/Operator of Ski Resorts
    30,000   Kuoni Reisen (Switzerland) (b)                                8,507
             Tour Operator
 3,000,000   MyTravel (United Kingdom)                                     6,951
             Tour Operator
   430,000   NH Hoteles (Spain) (b)                                        5,415
             Business Hotel
    31,000   Navigant International (b)                                      480
             Corporate Travel Agency
--------------------------------------------------------------------------------
                                                                          73,023
             >Consumer Services: 1.6%
 2,400,000   ITT Educational Services (b)(c)                              52,320
             Technology Oriented Postsecondary Degree Programs
 1,780,000   Bally Total Fitness (b)(c)                                   33,304
             National Chain of Fitness Centers
 1,250,000   Princeton Review (b)                                         11,425
             College Preparation Courses
--------------------------------------------------------------------------------
                                                                          97,049
             >Entertainment: 1.0%
 1,900,000   Six Flags                                                    27,455
             Worldwide Theme Park Operator
 1,750,000   Magna Entertainment, Cl. A
             (Canada) (b)                                                 12,233
             Owner/Operator Thoroughbred Racetracks
   255,000   International Speedway Motors                                10,226
             Largest Motorsport Racetrack Owner & Operator
   265,000   Speedway Motors (b)                                           6,739
             Motorsport Racetrack Owner & Operator
--------------------------------------------------------------------------------
                                                                          56,653
             >Casinos: 1.1%
 1,550,000   Station Casinos (b)                                          27,668
             Casinos & Riverboats
 1,660,000   Alliance Gaming (b)                                          20,717
             Diversified Gaming Company
   535,000   Monarch Casino & Resort (b)(c)                                7,934
             Casino/Hotel in Reno
   700,000   Pinnacle Entertainment (b)                                    7,441
             Casinos in Secondary Markets & Card Clubs
   113,000   Lakes Gaming (b)                                                764
             Hotel & Casino in Biloxi & Gulfport
--------------------------------------------------------------------------------
                                                                          64,524
             >Restaurants: 0.1%
   108,000   Cheesecake Factory (b)                                        3,832
             Casual Dining Restaurant
--------------------------------------------------------------------------------

             >Cruise Lines: 1.1%
 1,400,000   Carnival                                                     38,766
             Largest Cruise Line
 1,253,000   Steiner Leisure (b)(c)                                       18,169
             Spas & Hair/Skin Products on Cruise Ships
26,800,000   Star Cruises (Singapore) (b)                                 10,854
             Cruising/Casino Operations
--------------------------------------------------------------------------------
                                                                          67,789

                                                                      ----------
Consumer Goods/Services: Total                                         1,198,062

--------------------------------------------------------------------------------

Finance: 15.5%
             >Banks: 3.9%
 1,608,000   Associated Banc-Corp                                         60,638
             Midwest Bank
 1,026,000   TCF Financial                                                50,377
             Great Lakes Bank
   803,000   Texas Regional Bancshares                                    39,074
             Tex-Mex Bank
 1,400,000   Republic                                                     20,916
             Michigan Bank
   795,000   Glacier Bancorp                                              19,478
             Montana & Idaho Banks
 2,827,000   Anglo Irish Bank (Ireland)                                   18,304
             Small Corporate Lending & Private Banking
   605,000   Chittenden                                                   17,533
             Vermont & Western Massachusetts Bank
   284,000   Umpqua Holdings                                               5,248
             Oregon Bank
--------------------------------------------------------------------------------
                                                                         231,568
             >Savings & Loans: 2.0%
 2,163,000   Peoples Bank Bridgeport                                      56,476
             Connecticut Savings & Loan
   824,000   Commonwealth Bancorp (c)                                     24,448
             Philadelphia Savings & Loan
 1,008,000   Anchor Bancorp Wisconsin                                     24,303
             Wisconsin Thrift
   400,000   Housing Development Finance (India)                           5,332
             Leading Provider of Mortgages in India
   200,000   First Federal Capital                                         4,420
             Wisconsin Thrift
    50,000   Superior Financial                                              958
             Arkansas Thrift
--------------------------------------------------------------------------------
                                                                         115,937
             >Insurance: 3.2%
   995,000   Protective Life                                              32,935
             Life Insurance
   706,000   Philadelphia Consolidated Holding (b)                        32,010
             Specialty Insurance
 1,200,000   HCC Insurance Holdings                                       31,620
             Aviation Insurance
   138,000   Markel (b)                                                   27,186
             Specialty Insurance


A                                      20

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

             >Insurance--continued
   826,000   Leucadia National                                          $ 26,151
             Insurance Holding Company
   456,000   RLI                                                          23,256
             Specialty Insurance
   210,000   StanCorp Financial                                           11,655
             Group Life, Disability & 401K
   225,000   Scottish Annuity & Life
             (Bermuda)                                                     4,293
             Life Reinsurer
--------------------------------------------------------------------------------
                                                                         189,106
             >Money Management: 3.4%
 1,105,000   Affiliated Managers Group                                    67,957
             Mutual Fund & Pension Manager
 2,170,000   SEI Investments                                              61,129
             Mutual Fund Administration & Investment
             Management
 1,100,000   Neuberger Berman                                             40,260
             Major Asset Management Company
   470,000   Eaton Vance                                                  14,664
             Mutual Funds
   240,000   BKF Capital Group (b)                                         6,840
             Institutional Money Manager
 1,360,000   Edinburgh Fund Managers
             (United Kingdom)                                              5,658
             Investment Management
    18,000   Julius Baer (Switzerland)                                     5,195
             Private Banking, Brokerage & Mutual Funds
   200,000   The Investment Company of China
             (China)                                                         502
             Closed-End Fund
--------------------------------------------------------------------------------
                                                                         202,205
             >Brokerage: 0.2%
 2,624,000   Knight Trading (b)                                           13,750
             Equity Market Maker
--------------------------------------------------------------------------------

             >Finance Companies: 2.8%
 4,341,000   AmeriCredit (b)(c)                                          121,765
             Auto Lending
   850,000   DVI Health Services (b)(c)                                   16,405
             Leases for Big Medical Equipment
 1,820,000   World Acceptance (b)(c)                                      15,288
             Personal Loans
 1,375,000   Capital Trust (b)(c)                                          7,150
             Mortgage Loans
    60,000   Aeon Credit Service (Japan)                                   3,592
             Credit Card Issuer
--------------------------------------------------------------------------------
                                                                         164,200

                                                                        --------
Finance: Total                                                           916,766

--------------------------------------------------------------------------------
Industrial Goods/Services: 11.5%
             >Steel: 0.7%
   945,000   Gibraltar Steel (c)                                          20,970
             Steel Processing
   600,000   USX- US Steel                                                11,934
             Steel Producer
   600,000   Maruichi Steel Tube (Japan)                                   6,804
             Processed Steel
   370,000   Atchison Casting (b)                                             92
             Steel Foundries
--------------------------------------------------------------------------------
                                                                          39,800
             >Industrial Goods: 1.9%
 1,300,000   Clarcor (c)                                                  41,145
             Mobile & Industrial Filters
   550,000   Donaldson                                                    19,272
             Industrial Air Filtration
 1,000,000   Watsco                                                       18,250
             HVAC Distributor
   700,000   Applied Industrial Technologies                              13,650
             Industrial Components Distribution
   201,000   Mine Safety Appliances                                        8,040
             Safety Equipment
   304,000   Intermagnetics General (b)                                    6,141
             Superconducting Wire Manufacturer
 1,300,000   Grafton Group (Ireland)                                       5,672
             DIY & Wholesaling of Construction Materials
--------------------------------------------------------------------------------
                                                                         112,170
             >Construction: 0.3%
    90,000   Technip (France)                                              9,513
             Global Engineering & Construction
   395,000   Northwest Pipe Company (b)(c)                                 9,247
             Water Transmission Pipe
--------------------------------------------------------------------------------
                                                                          18,760
             >Specialty Chemicals & Industrial
             Materials: 1.1%
 1,600,000   Spartech (c)                                                 43,568
             Plastics Distribution & Compounding
    19,500   Givaudan (Switzerland)                                        7,900
             Industrial Fragrances & Flavors
   434,000   Nuco2 (b)                                                     6,076
             Bulk CO2 Gas Distribution to Restaurants
   347,000   SYMYX (b)                                                     4,830
             Materials & Chemicals
--------------------------------------------------------------------------------
                                                                          62,374
             >Machinery: 1.5%
   850,000   Ametek                                                       31,662
             Aerospace/Industrial Instruments
   750,000   Esco Technologies (b)(c)                                     26,250
             Filtration & Test Equipment
   600,000   Cuno (b)                                                     21,708
             Filtration & Fluids Clarification
   550,000   Zardoya Otis (Spain)                                          7,307
             Elevator Manufacturer & Service Provider
--------------------------------------------------------------------------------
                                                                          86,927
             >Outsourcing Services & Training: 0.6%
12,000,000   Li & Fung (Hong Kong)                                        16,154
             Sourcing of Consumer Goods
 2,400,000   Labor Ready (b)(c)                                           14,040
             Temporary Manual Labor
   600,000   GP Strategies (b)                                             2,790
             Training Programs
--------------------------------------------------------------------------------
                                                                          32,984


                                       21                                      A

Liberty Acorn Fund

        >Statement of Investments (Unaudited), continued

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

             >Conglomerates: 0.1%
     2,500   Pargesa Holdings (Switzerland)                             $  5,175
             Industrial & Media Holdings
   250,000   Jenoptik (Germany)                                            4,747
             Clean Room Construction & Electrical Components
--------------------------------------------------------------------------------
                                                                           9,922
             >Industrial Suppliers: 0.2%
   900,000   Xstrata (United Kingdom) (b)                                 11,576
             Smelting
--------------------------------------------------------------------------------

             >Waste Management: 0.1%
 1,350,000   Waste Recycling Group
             (United Kingdom)                                              8,475
             Landfills
--------------------------------------------------------------------------------

             >Logistics: 2.5%
 2,900,000   Expeditors International of
             Washington                                                   96,164
             International Freight Forwarder
   700,000   Forward Air (b)                                              22,946
             Freight Transportation Between Airports
   500,000   UTI Worldwide                                                 9,885
             International Freight Forwarder
   759,000   Hub Group (b)(c)                                              7,021
             Truck & Rail Freight Forwarder
 4,500,000   Sembcorp Logistics (Singapore)                                5,627
             Logistic Services for Marine Transport
   600,000   Airnet Systems (c)                                            5,100
             Check & Other Small Package Shipment
--------------------------------------------------------------------------------
                                                                         146,743
             >Water: 1.2%
 2,000,000   Tetra Tech (b)                                               29,400
             Resource Management & Infrastructure Consulting
   850,000   Insituform Technologies (b)                                  18,003
             Rehabilitation & Repair of Gas, Sewer & Water
             Pipelines
 1,800,000   Cadiz (b)                                                    15,298
             Farming & Water Resources in California
   600,000   Pall                                                         12,450
             Filtration & Fluids Clarification
--------------------------------------------------------------------------------
                                                                          75,151
             >Other Industrial Services: 1.3%
 1,500,000   Clark/Bardes Consulting (b)(c)                               34,260
             Executive Compensation & Benefits Consulting
   825,000   Mobile Mini (b)(c)                                           14,108
             Leases Portable Storage Units
 4,000,000   Serco Group (United Kingdom)                                 12,188
             Facilities Management
   675,000   Hagemeyer (Netherlands)                                       9,370
             Maintenance, Repair & Operating Supply
             Distribution
   390,000   Toppan Forms (Japan)                                          6,604
             Business Forms & Printing Services
--------------------------------------------------------------------------------
                                                                          76,530

                                                                        --------
Industrial Goods/Services: Total                                         681,412

--------------------------------------------------------------------------------

Energy/Minerals: 6.5%
             >Independent Power: 0.2%
   495,000   Gamesa (Spain) (b)                                            8,687
             Spanish Wind Turbines
   300,000   Fuelcell Energy (b)                                           3,087
             Electrochemical Technology Development
   720,000   Millennium Cell (b)                                           2,232
             Fuel Cell Technology
   500,000   Covanta Energy                                                    7
             Electric Power Developer
--------------------------------------------------------------------------------
                                                                          14,013
             >Oil/Gas Producers: 2.8%
 5,250,000   XTO Energy                                                  108,150
             Natural Gas Producer
   630,000   Evergreen Resources (b)                                      26,775
             Coal Seam Gas Producer
 1,860,000   Ultra Petroleum (b)                                          14,117
             Natural Gas Producer
   700,000   Southwestern Energy (b)                                      10,633
             Oil & Gas Exploration/Production
 2,025,000   Tipperary (b)(c)                                              3,443
             Coal Seam Gas Producer
--------------------------------------------------------------------------------
                                                                         163,118
             >Distribution/Marketing/Refining: 1.5%
 1,400,000   Equitable Resources                                          48,020
             Natural Gas Utility & Producer
   761,000   Atmos Energy                                                 17,838
             Natural Gas Utility
 1,556,000   Dynegy                                                       11,203
             Energy Trading & Generation
   870,000   Tesoro Petroleum (b)                                          6,743
             Oil Refinery/Gas Producer
 1,270,000   Aquila                                                        6,306
             Energy Trading
--------------------------------------------------------------------------------
                                                                          90,110
             >Non-Ferrous Metals: 0.0%
   200,000   Harmony Gold (South Africa)                                   2,706
             Gold Mining
--------------------------------------------------------------------------------

             >Oil Services: 2.0%
 3,500,000   Saipem (Italy)                                               25,265
             Offshore Construction & Drilling
 3,400,000   Newpark Resources (b)                                        24,990
             Oilfield Fluid Management & Equipment Rental
 1,000,000   FMC Technologies (b)                                         20,760
             Deep Water Oil & Gas Well Head Manuacturer
   402,000   Carbo Ceramics                                               14,854
             Natural Gas Well Stimulants
   514,000   Chiles Offshore (b)                                          12,464
             Oil & Gas Driller
   800,000   Hanover Compressor (b)                                       10,800
             Natural Gas Compressor Rental
   572,900   Enerflex Systems (Canada)                                     6,048
             Natural Gas Compressor Manufacturer
--------------------------------------------------------------------------------
                                                                         115,181

                                                                        --------
Energy/Minerals: Total                                                   385,128

--------------------------------------------------------------------------------


A                                      22

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

Other Industries: 6.7%
             >Real Estate: 5.9%
 1,160,000   The Rouse Company                                       $   38,280
             Regional Shopping Malls
   615,000   General Growth Properties                                   31,365
             Regional Shopping Malls
   875,000   SL Green Realty                                             31,194
             Manhattan Office Buildings
   699,000   Forest City Enterprises, Cl. B                              24,954
             Diversified Properties
   700,000   Manufactured Home Communities                               24,570
             Manufactured Home Communities
   675,000   First Industrial Realty Trust                               22,174
             Industrial Properties
   625,000   Macerich Company                                            19,375
             Regional Shopping Malls
 1,099,000   LaSalle Hotel Properties (c)                                17,309
             Upscale/Full Service Hotels
   903,125   Security Capital European Realty (b)                        17,159
             Strategic Real Estate Investments
   650,000   Amli Residential                                            16,900
             Midwestern Apartments
   540,000   AMB Property                                                16,740
             Industrial Properties
   450,000   BRE Properties                                              13,999
             Apartments
   400,000   Chelsea Properties Group                                    13,380
             Outlet Malls
   425,000   Mills                                                       13,175
             Regional Shopping Malls
   520,000   Summit Properties                                           12,142
             Southeastern Apartments
   680,000   Keystone Property Trust                                     10,792
             Industrial Properties
   380,000   Federal Realty Investment Trust                             10,529
             Shopping Centers
   525,000   Glimcher Realty Trust                                        9,712
             Regional Malls & Community Shopping Centers
 2,800,000   Consorcio (Mexico) (b)                                       4,081
             Low/Medium Income House Builder
   190,000   Consolidated Tomoka                                          3,809
             16,000 Acres of Florida Land
--------------------------------------------------------------------------------
                                                                        351,639

             >Regulated Utilities: 0.8%
 1,100,000   Unisource Energy                                            20,460
             Electric Utility in Arizona
   700,000   Conectiv                                                    18,067
             Electric Utility in New Jersey, Delaware & Maryland
   700,000   Red Electrica (Spain)                                        7,600
             Spanish Power Grid
--------------------------------------------------------------------------------
                                                                         46,127

                                                                     ----------
Other Industries: Total                                                 397,766

Total Common Stocks and Other
                                                                     ----------
  Equity-Like Securities: 92.4%                                       5,458,961
             (Cost: $4,113,007)

Short-Term Obligations: 7.6%
             Yield 1.60% - 1.82%
             Due 7/01/02 - 8/22/02
   $50,069   AON                                                         50,042
    39,712   Prudential Funding                                          39,694
    37,422   Citigroup                                                   37,420
    35,258   Coca Cola Enterprises                                       35,247
    35,000   US Treasury Bills                                           34,972
    33,383   Baxter International                                        33,346
    32,925   Johnson & Johnson                                           32,911
    30,431   Wyeth                                                       30,399
    29,528   Motive Enterprises                                          29,527
    25,990   AmGen Financial                                             25,990
    25,000   Monsanto                                                    24,990
    24,182   Exxon                                                       24,166
    20,925   GE Capital                                                  20,910
    14,319   Bell South                                                  14,318
    12,855   General Electric                                            12,845
--------------------------------------------------------------------------------
             (Amortized Cost: $446,777)                                 446,777

                                                                     ----------
Total Investments: 100.0%                                             5,905,738
             (Cost: $4,559,784)

Cash and Other Assets Less Liabilities: (0.0%)                             (612)
                                                                     ----------
Total Net Assets: 100%                                               $5,905,126
================================================================================


                                       23                                      A

--------------------------------------------------------------------------------
>Notes to Statement of Investments

(a) At June 30, 2002, for federal income tax purposes cost of investments is the same and net unrealized appreciation was $1,345,954, consisting of gross unrealized appreciation of $1,805,794 and gross unrealized depreciation of $459,840.

(b)   Non-income producing security.

(c) On June 30, 2002, the fund held the following percentages of the outstanding voting shares of the companies listed below:

      Hub Group                                                         9.85%
      Multex.Com                                                        9.79%
      Mapics                                                            9.50%
      World Acceptance                                                  9.46%
      Novoste                                                           9.16%
      Bsquare                                                           9.02%
      Analysts International                                            8.99%
      Clark/Bardes Consulting                                           8.90%
      Shuffle Master                                                    8.70%
      Commonwealth Bancorp                                              8.31%
      Gadzooks                                                          8.19%
      Helen of Troy                                                     8.17%
      Igate Capital                                                     7.99%
      COMARCO                                                           7.64%
      Capital Trust                                                     7.51%
      Christopher & Banks                                               7.48%
      First Years                                                       7.34%
      Seachange International                                           7.23%
      Smart Force                                                       7.12%
      Avid Technology                                                   7.05%
      Steiner Leisure                                                   7.04%
      Indus International                                               6.70%
      Bigfoot International, Series A                                   6.53%
      Kronos                                                            6.29%
      Northwest Pipe Company                                            6.03%
      Gibraltar Steel                                                   6.00%
      Esco Technologies                                                 5.96%
      Spartech                                                          5.94%
      Airnet Systems                                                    5.92%
      Lasalle Hotel Properties                                          5.88%
      Systems & Computer Technology                                     5.88%
      Labor Ready                                                       5.87%
      Micros Systems                                                    5.85%
      DVI Health Services                                               5.85%
      Mobile Mini                                                       5.79%
      Monarch Casino & Resort                                           5.67%
      Navigant Consulting                                               5.64%
      Synaptic Pharmaceutical                                           5.49%
      Bally Total Fitness                                               5.42%
      Clicksoftware Technologies                                        5.33%
      NDCHealth                                                         5.30%
      InfoUSA                                                           5.27%
      ITT Educational Services                                          5.24%
      Clarcor                                                           5.23%
      Tipperary                                                         5.20%
      Ciber                                                             5.10%
      AmeriCredit                                                       5.08%

      The aggregate cost and value of these companies (in thousands) at June 30, 2002, was $817,360 and $1,004,189 respectively. Investments in affiliate companies represent 17.01% of total net assets at June 30, 2002. Investment activity and income amounts relating to affiliates during the six months ended June 30, 2002 were as follows:

                    Dividend  Income                       $  1,135
                    Net realized gain or loss              $  4,939
                    Change in unrealized gain or loss      $(41,488)

                    Purchases                              $147,315
                    Proceeds from sales                    $ 14,107

      In addition, additional purchases of existing portfolio holdings that were not considered affiliates in prior years, resulted in the fund owning more than 5% of the outstanding shares of certain issues at June 30, 2002. Therefore, the cost and market value affiliate disclosure amounts include both acquisitions of new investments in affiliates during the year, as well as prior year investment holdings that became affiliates during the current year.

(d) On June 30, 2002, the market value of foreign securities (in thousands) represents 9.03% of total net assets. The Fund's foreign portfolio was diversified as follows:

                                                    Value             Percent
      =======================================================================
      United Kingdom                               $82,864              1.40%
      Canada                                        67,411              1.14
      Ireland                                       49,534              0.84
      Italy                                         48,029              0.81
      Hong Kong                                     37,664              0.64
      Netherlands                                   36,007              0.61
      France                                        34,378              0.58
      Germany                                       33,068              0.56
      Spain                                         29,009              0.49
      Switzerland                                   26,777              0.45
      Japan                                         26,596              0.45

                                                    Value             Percent
      =======================================================================
      Singapore                                   $ 16,481              0.28%
      Norway                                        10,664              0.18
      Finland                                        8,676              0.15
      Australia                                      5,466              0.09
      India                                          5,332              0.09
      Bermuda                                        4,293              0.07
      Mexico                                         4,081              0.07
      South Korea                                    3,630              0.06
      South Africa                                   2,706              0.05
      Israel                                           616              0.01
      China                                            502              0.01
                                                  --------              ----
      Total                                       $533,784              9.03%
                                                  ========              ====


A                                      24

Liberty Acorn International

      >Major Portfolio Changes in the Second Quarter (Unaudited)

                                                            Number of Shares
                                                       -------------------------
                                                       03/31/02         06/30/02

Additions
--------------------------------------------------------------------------------
        Europe

>Germany
Hugo Boss Designs                                       600,000          622,000
Kali & Salz                                                   0          100,000
Software AG                                             275,000          475,000

>Norway
Orkla                                                   472,000          581,000

>Sweden
Intrum Justitia                                               0          500,000

>France/Belgium
Bacou Dalloz                                                  0           90,000
Cie Generale de Geophysique                                   0          130,000
Grandvision                                                   0          300,000
IPSO                                                          0           75,000
Technip                                                 100,000          120,000

>United Kingdom/Ireland
Expro International                                     630,000        1,030,000
Galen Holdings                                                0          400,000
Grafton Group (Ireland)                                       0        1,400,000
Kerry Group (Ireland)                                   800,000        1,000,000
Tullow Oil                                            3,500,000        5,500,000

>Switzerland
Geberit International                                    27,000           36,000

>Spain
NH Hoteles                                              850,000        1,400,000

>Netherlands
Hagemeyer                                               596,400          780,000
IM Tech                                                 460,000          558,000
Pinkroccade                                             300,000          415,000
Ses Global (Luxembourg)                                       0          500,000
United Services Group                                   400,000          520,000
Vopak                                                   450,000          600,000

--------------------------------------------------------------------------------
Asia

>Hong Kong
Global Bio-Chem
Technology Group                                     28,000,000       33,600,000
Hong Kong Exchanges
& Clearing                                            8,000,000        9,000,000
Jiangsu Express                                      17,000,000       19,000,000

>Japan
Aderans                                                 265,000          325,000
BML                                                           0          130,000
Daiei OMC                                                     0        1,150,000
Daiseki                                                 125,000          225,000
Fuji Seal                                               100,000          170,000
Kawasumi Laboratories                                   250,000          450,000
Maruichi Steel Tube                                     475,000        1,000,000
NIFCO                                                         0          500,000
Tenma                                                         0          360,000
Yakult Honsha                                           600,000          875,000

>South Korea
Samsung Fire & Marine                                    46,000          100,000
Yuhan                                                         0          100,000

>Singapore
Sembcorp Logistics                                    6,300,000        8,000,000
Venture Manufacturing                                   800,000        1,180,000

>India
Dr. Reddy's Laboratories                                      0          200,000
Hero Honda Motors                                             0          500,000
Housing Development Finance                             550,000          680,000

--------------------------------------------------------------------------------
        Other Countries

>Australia/New Zealand
Lion Nathan                                                   0        2,500,000
The Warehouse Group (New Zealand)                             0          450,000

>Canada
Altagas Services                                              0          825,000
Canadian 88                                                   0        2,344,000
Martinrea International                                       0          450,000
(formerly known as Royal Laser Tech)

>Israel
Amdocs                                                  640,000          730,000

>South Africa
Harmony Gold                                                  0          400,000


                                       25                                      I

Liberty Acorn International

      >Major Portfolio Changes (Unaudited), continued

                                                            Number of Shares
                                                       -------------------------
                                                       03/31/02         06/30/02

Sales
--------------------------------------------------------------------------------
        Europe

>Germany
Fresenius, Pfd.                                           150,000        123,000
Henkel                                                    164,000              0
Pfeiffer Vacuum Technologies                              117,000              0
Rhoen-Klinikum Pfd.                                       600,000        550,000
Rhoen-Klinikum                                            500,000        445,000
Teleplan International                                    210,000        150,000

>Finland
Fiskars, Series A                                         625,000              0

>United Kingdom/Ireland
Aberdeen Asset Management                               1,000,000              0
Amey                                                    2,100,000      1,700,000
Anglo Irish Bank (Ireland)                              5,500,000      2,200,000
Capita Group                                            5,000,000      1,500,000
First Choice Holidays                                   4,100,000      3,100,000
Incepta                                                 2,580,000              0
Independent News & Media
(Ireland)                                               3,320,000      2,680,000
Irish Life & Permanent
(Ireland)                                               2,100,000        900,000
Jardine Lloyd Thompson                                    600,000              0
Serco Group                                             3,000,000      2,250,000
Smith & Nephew                                          4,395,000      3,800,000
SSL International                                       2,200,000      2,000,000
St. James Place Capital                                   860,000        475,000
Taylor Nelson                                           2,500,000      1,000,000

>Switzerland
Cie Fin Richemont                                       1,000,000              0
Givaudan                                                   60,000         35,000
Xstrata                                                   755,000        700,000

>Italy
Autogrill                                               3,000,000      2,300,000
Banca Fideuram                                          1,675,000              0
Saipem                                                  3,000,000      2,000,000

--------------------------------------------------------------------------------
        Asia

>Hong Kong
Li & Fung                                              13,500,000     10,500,000
TVB                                                     6,000,000      5,300,000
Tingyi Holding                                         30,000,000     25,000,000

>Japan
Konami                                                    260,000              0
Uni-Charm                                                 317,000        267,000

>Singapore
Star Cruises                                           33,500,000     25,000,000
Want Want Holdings                                      4,000,000      2,400,000
(includes the effect of a 2 for 1 stock split)

--------------------------------------------------------------------------------
        Other Countries

>Australia/New Zealand
Perpetual Trustees                                        400,000        350,000
United Networks Limited
(New Zealand)                                           1,000,000              0

>Canada
Power Financial                                         1,150,000        750,000


I                                      26

Liberty Acorn International

      >Statement of Investments (Unaudited) June 30, 2002

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

                                                         Common Stocks and Other
                                                   Equity-Like Securities: 91.6%
--------------------------------------------------------------------------------
Europe: 56.4%
             >Germany/Austria: 9.7%
 1,000,000   Stinnes                                                    $ 28,953
             Logistics Services
   550,000   Rhoen-Klinikum Pfd.                                          23,423
   445,000   Rhoen-Klinikum                                               21,621
             Hospital Management
   350,000   Deutsche Boerse                                              14,836
             Trading, Clearing & Settlement Services
             for Financial Markets
   770,000   Jenoptik                                                     14,621
             Clean Room Construction & Electrical Components
   360,000   Flughafen Wien (Austria)                                     12,422
             Vienna Airport Authority
   622,000   Hugo Boss Designs                                            11,348
             Fashion Apparel
   500,000   GFK                                                           9,172
             Market Research Services
   475,000   Software AG                                                   6,405
             Database Software
   123,000   Fresenius, Pfd.                                               6,220
             Dialysis Equipment & Hospital Management
 1,000,000   Takkt                                                         5,801
             Mail Order Retailer of Office & Warehouse Durables
    70,000   Beru                                                          3,783
             Auto Parts & Electronics
   100,000   Kali & Salz (b)                                               2,117
             Potash Products, Fertilizers, Salt & Waste Management
   150,000   Teleplan International (b)                                      942
             After-Sale Warranty Repair Services
   200,000   Lion Bioscience (b)                                             833
             Bioinformatics
     4,000   Norddeutsche Affinerie                                           55
             Copper Smelter/Copper Products
--------------------------------------------------------------------------------
                                                                         162,552
             >Denmark: 0.5%
    10,000   Kobenhavns Lufthavne                                          7,742
             Copenhagen Airport Authority
--------------------------------------------------------------------------------

             >Norway: 0.7%
   581,000   Orkla                                                        11,235
                           Diversified Consumer Goods
--------------------------------------------------------------------------------

             >Finland: 2.0%
   350,000   Amer Group                                                   11,452
             Branded Outdoor Sporting Goods
   400,000   TietoEnator                                                   9,916
             Computer Services/Consulting
   200,000   KCI Konecranes International                                  6,743
             Crane Manufacturer & Service Provider
   350,000   Jaakko Poyry                                                  6,347
             Engineering Consultants in Forestry, Energy
--------------------------------------------------------------------------------
                                                                          34,458
             >Sweden: 0.6%
   290,000   Cardo                                                         6,619
             Industrial Doors, Pumps & Railbraking Systems
   500,000   Intrum Justitia (b)                                           2,894
             Receivables Management & Debt Collection
--------------------------------------------------------------------------------
                                                                           9,513
             >France/Belgium: 8.4%
   450,000   Neopost (b)                                                  17,982
             Postage Meter Machines
   400,000   Essilor International                                        16,329
             Eyeglass Lenses
   250,000   Coface                                                       14,960
             Credit Insurance
   500,000   Fininfo                                                      13,857
             Data Feeds for French Banks & Brokers
   120,000   Technip                                                      12,684
             Global Oil Engineering & Construction
   650,000   NRJ                                                          11,833
             Radio Network
   250,000   RTL Group (Belgium)                                           9,916
             TV & Radio Broadcaster
    90,000   Bacou Dalloz                                                  9,816
             Safety Equipment
   425,000   Euronext                                                      8,007
             Trading, Clearing & Settlement Services for
             Financial Markets
   270,000   Penauille Polyservice (b)                                     5,756
             Industrial Cleaning/Airport Services
    75,000   IPSOS                                                         5,243
             Market Research
   300,000   Grandvision                                                   5,057
             European Eyeglass Retailer
   805,000   Telindus Group (Belgium)                                      4,550
             Network Integration Services
   130,000   Cie Generale de Geoshysique (b)                               4,447
             Oil Services
     9,000   Groupe Bourbon                                                  652
             Food Retailer
--------------------------------------------------------------------------------
                                                                         141,089
             >United Kingdom/Ireland: 14.0%
 3,800,000   Smith & Nephew                                               21,145
             Medical Equipment & Supplies
 1,600,000   Alliance Unichem                                             15,128
             Pharmaceutical Wholesaler & Retailer
 1,000,000   Kerry Group (Ireland)                                        14,873
             Food Ingredients
 2,200,000   Anglo Irish Bank (Ireland)                                   14,245
             Corporate Lending & Private Banking
   900,000   Irish Life & Permanent (Ireland)                             13,074
             Life Insurance & Savings Products
 1,900,000   Spectris                                                     11,331
             Electronic Instruments & Controls
 2,000,000   SSL International                                            10,952
             Medical & Footcare Products
 1,400,000   Nestor Healthcare                                             9,861
             Health Care Staffing Solutions
   700,000   Xstrata (b)                                                   9,004
             Smelting
   950,000   Torex                                                         8,829
             Application Software for Hospital Management & Retail
 5,500,000   Tullow Oil (b)                                                8,131
             Oil & Gas Producer
 1,030,000   Expro International                                           7,333
             Offshore Oil Field Services
 1,500,000   Capita Group                                                  7,189
             Outsourcing Services


                                       27                                      I

Liberty Acorn Fund

      >Statement of Investments (Unaudited), continued

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

             >United Kingdom/Ireland--continued
12,000,000   Waterford Wedgwood (Ireland)                               $  7,139
             Crystal, Tableware & Cookware
 2,250,000   Serco Group                                                   6,856
             Facilities Management
 3,600,000   Holmes Place                                                  6,752
             Health Clubs
 1,550,000   Hit Entertainment                                             6,313
             Television Shows for Children
 1,000,000   Waste Recycling Group                                         6,278
             Landfills
 1,360,000   Euro Money Institutional Investors                            6,247
             Financial Publications
 1,400,000   Grafton Group (Ireland) (b)                                   6,108
             DIY & Wholesaling of Construction Materials
   800,000   First Technology                                              5,482
             Auto Electronic Sensors
 2,680,000   Independent News &
             Media (Ireland)                                               5,315
             Newspaper Publisher in U.K. & Commonwealth
             Countries
 1,900,000   Aggreko                                                       5,238
             Provider of Temporary Power & Temperature
             Control Services
 3,100,000   First Choice Holidays                                         4,913
             Tour Operator
 1,050,000   Homestyle Group                                               4,855
             Soft Furnishings Retailer
 1,700,000   Amey                                                          4,672
             Facilities Management
 1,000,000   Taylor Nelson                                                 2,940
             Market Research Services
   400,000   Galen Holdings                                                2,887
             Women's Health Care
   400,000   Charles Taylor Consulting                                     2,481
             Mutual Insurance Management
   475,000   St. James Place Capital                                       1,331
             Life Insurance & Investment Product Distributor
--------------------------------------------------------------------------------
                                                                         236,902
             >Switzerland: 6.7%
    65,000   Julius Baer                                                  18,761
             Private Banking, Brokerage & Mutual Funds
     7,500   Pargesa Holdings                                             15,526
             Industrial & Media Conglomerate
    35,000   Givaudan                                                     14,179
             Industrial Fragrances & Flavors
    50,000   Kuoni Reisen (b)                                             14,179
             Tour Operator
    60,500   Kaba Holdings                                                13,071
             Building Security Systems
   200,000   Bachem                                                       12,153
             Peptides
    36,000   Geberit International (b)                                    10,209
             Plumbing Supplies
    90,000   Bon Appetit                                                   7,657
             Wholesale Food Distributor and Speciality
             Restaurant/Retailer
    11,000   Synthes-Stratec                                               6,759
             Products for Orthpaedic Surgery
--------------------------------------------------------------------------------
                                                                         112,494
             >Italy: 2.4%
 2,300,000   Autogrill                                                    26,842
             Restaurants & Catering for Travelers
 2,000,000   Saipem                                                       14,437
             Offshore Oil Construction & Drilling
--------------------------------------------------------------------------------
                                                                          41,279
             Spain: 5.2%
 1,400,000   NH Hoteles (b)                                               17,630
             Business Hotel
 1,610,000   Red Electrica                                                17,481
             Spanish Power Grid
   905,000   Prosegur                                                     12,796
             Security Guards
   900,000   Zardoya Otis                                                 11,958
             Elevator Manufacturer & Service Provider
 1,200,000   Abengoa                                                       8,746
             Engineering & Construction
   422,000   Gamesa (b)                                                    7,406
             Wind Turbines
 1,000,000   Cortefiel                                                     6,108
             Apparel Retailer
 1,100,000   Transportes Azkar                                             6,108
             Package Delivery & Logistics
--------------------------------------------------------------------------------
                                                                          88,233
             >Netherlands/Luxembourg: 6.2%
   518,518   Hunter Douglas                                               16,041
             Decorative Window Coverings
   558,000   IM Tech                                                      11,757
             Technical Engineering
   600,000   Vopak (b)                                                    11,387
             Oil Storage & Chemical Distribution
   260,000   OPG Groep                                                    11,202
             Pharmaceutical Wholesaler & Retailer
   780,000   Hagemeyer                                                    10,828
             B2B Distributor to Industrial & Construction
             End Markets
   520,000   United Services Group                                        10,364
             Temporary Staffing Services
   184,736   Fugro                                                        10,166
             Survey & GPS services
   225,000   Nutreco Holdings                                              7,692
             Salmon, Animal Feeds
   650,000   OCE                                                           7,605
             Manufacturer of High Speed Copiers
   500,000   Ses Global (Luxembourg)                                       4,958
             Satellite Broadcasting Services
   415,000   Pinkroccade                                                   3,370
             Computer Services/Outsourcing
--------------------------------------------------------------------------------
                                                                         105,370

                                                                      ----------
   Europe:   Total                                                       950,867
--------------------------------------------------------------------------------
Asia: 26.1%
             >Hong Kong: 6.7%
 5,300,000   TVB                                                          22,559
             Television Programming & Broadcasting
 9,000,000   Hong Kong Exchanges & Clearing                               14,827
             Trading, Clearing & Settlement Services for
             Financial Markets


I                                      28

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

             >Hong Kong--continued
10,500,000   Li & Fung                                                  $ 14,135
             Sourcing of Consumer Goods
33,600,000   Global Bio-Chem Technology Group                             12,600
             Corn-Based Food Products
25,000,000   Tingyi Holding                                                7,612
             Instant Noodles
 2,000,000   Wing Hang Bank                                                6,628
             Consumer & Commercial Banking
11,000,000   SCMP Group                                                    6,382
             English Language Newspaper in Hong Kong
10,000,000   JCG Holding                                                   5,962
             Consumer Finance
 8,500,000   Travelsky Technology                                          5,830
             Online Air Travel Bookings in China
17,000,000   Zhejiang Expressway                                           5,776
             Toll Road Builder & Operator
19,000,000   Jiangsu Express                                               5,176
             Toll Road Builder & Operator
 3,500,000   Hang Lung Properties                                          3,994
             Property Manager
   390,000   Aeon Credit Service                                             152
             Credit Card Issuer
   250,000   Linmark (b)                                                      74
             Apparel/Hard Goods Sourcing Agent
--------------------------------------------------------------------------------
                                                                         111,707
             >Japan: 12.4%
   280,000   Orix                                                         22,642
             Leasing & Other Financial Services
   120,000   Nintendo                                                     17,711
             Entertainment Software & Hardware
   250,000   Aeon Credit Service                                          14,968
             Credit Card Issuer
    40,000   Bellsystem24                                                 14,032
             Call Centers
   920,000   Banyu Pharmaceutical                                         11,894
             Ethical Drug Producer
 1,000,000   Maruichi Steel Tube                                          11,339
             Processed Steel
   450,000   Nissin Healthcare Food Service                               10,649
             Hospital Catering
   325,000   Aderans                                                      10,219
             Hair Pieces
   600,000   Toppan Forms                                                 10,160
             Business Forms & Printing Services
   267,000   Uni-Charm                                                    10,047
             Infant Hygiene & Feminine Care Products
   875,000   Yakult Honsha                                                10,002
             Dairy Based Foods
   170,000   Fuji Seal                                                     7,350
             Packaging Materials & Machinery
   140,000   ARRK                                                          6,322
             Prototypes & Molds for New Product Development
   310,000   Daito Trust Construction                                      5,820
             Apartment Builder
   216,000   Hokuto                                                        5,636
             Mushroom Production
   120,000   Eneserve                                                      5,409
             Sells & Maintains In-House Power Generators
   500,000   NIFCO                                                         4,971
             Industrial Fasteners
   140,000   Goldcrest                                                     4,308
             Developer/Seller of Apartment
 1,150,000   Daiei OMC (b)                                                 4,299
             Credit Card Issuer
   200,000   Paramount Bed                                                 4,214
             Manufacturer of Adjustable Beds
   450,000   Kawasumi Laboratories                                         4,196
             Medical Supplies
   360,000   Tenma                                                         4,088
             Molded Plastic Products
   130,000   BML                                                           3,674
             Clinical Testing
   225,000   Daiseki                                                       3,650
             Waste Disposal & Recycling
   155,000   Wilson Learning                                               1,037
             Corporate Training
--------------------------------------------------------------------------------
                                                                         208,637
             >Taiwan: 1.2%
 4,875,000   Advantech                                                    10,725
             Computer Based Industrial Automation
   600,000   Ase Test (b)                                                  5,820
             Semiconductor Packaging & Test Services
 5,750,000   Chroma Ate                                                    4,165
             Test & Measurement Instruments
--------------------------------------------------------------------------------
                                                                          20,710
             >South Korea: 2.5%
   750,000   S1 Corporation                                               14,613
             Home/Business Security Services
   100,000   Samsung Fire & Marine                                         6,162
             Non-Life Insurance
   250,000   Hyundai Mobis                                                 5,287
             Auto Parts
   109,000   Halla Climate Control                                         4,892
             Auto Parts Manufacturer
   100,000   Yuhan                                                         4,538
             Ethical Drug Producer
    40,000   Cheil Communications                                          4,197
             Advertising
   250,000   Samyoung Heat Exchange                                        2,862
             Power Plant Related Machinery
--------------------------------------------------------------------------------
                                                                          42,551
             >Singapore: 2.3%
25,000,000   Star Cruises (b)                                             10,125
             Cruise Line
 8,000,000   Sembcorp Logistics                                           10,003
             Logistic Services for Marine Transport
 1,180,000   Venture Manufacturing                                         9,414
             Electronic Manufacturing Services
 6,500,000   Singapore Technical Engineering                               7,098
             Defense Supplier
 2,400,000   Want Want Holdings                                            2,316
             Snack Foods
   100,000   Comfort Group                                                    42
             Singapore Taxi Service
--------------------------------------------------------------------------------
                                                                          38,998


                                       29                                      I

Liberty Acorn International

      >Statement of Investments (Unaudited), continued

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------
             >India: 1.0%
   680,000   Housing Development Finance                              $    9,064
             Mortgage Loan Provider in India
   200,000   Dr. Reddy's Laboratories                                      3,871
             Pharmaceuticals
   500,000   Hero Honda Motors                                             3,156
             Motorcycle Manufacturer
--------------------------------------------------------------------------------
                                                                          16,091

                                                                        --------
Asia:        Total                                                       438,694

--------------------------------------------------------------------------------
Latin America: 1.6%
             >Mexico: 0.8%
   625,000   Grupo Aeroportuario                                           8,063
             Mexican Airport Authority
 3,500,000   Consorcio ARA (b)                                             5,101
             Low/Medium Income House Builder
--------------------------------------------------------------------------------
                                                                          13,164
             >Brazil: 0.5%
 1,000,000   Cia De Consessoes Rodoviaria (b)                              4,969
             Brazilian Tollroads
50,000,000   Banco Itau                                                    2,839
             Universal Bank
--------------------------------------------------------------------------------
                                                                           7,808
             >Argentina: 0.3%
   350,000   Siderca                                                       5,533
             Seamless Pipes for Oil Wells

--------------------------------------------------------------------------------
Latin America: Total                                                      26,505

--------------------------------------------------------------------------------
Other Countries: 7.5%
             >Australia/New Zealand: 1.4%
   350,000   Perpetual Trustees                                            8,462
             Investment Management
 2,500,000   Lion Nathan                                                   6,833
             Australian Beer Brewer/Distributor
 5,000,000   Computershare                                                 6,199
             Financial Software/Services
   450,000   The Warehouse Group (New Zealand)                             1,622
             Warehouse Club
--------------------------------------------------------------------------------
                                                                          23,116
             >Canada: 5.0%
   750,000   Power Financial                                              19,599
             Life Insurance & Mutual Funds
   900,000   Corus Entertainment (b)                                      15,976
             CATV Programming & Radio Stations
   300,000   Talisman Energy                                              13,511
             Oil & Gas Producer
   450,000   Intrawest                                                     7,546
             Owner/Operator of Ski Resorts
   320,000   Celestica (b)                                                 7,228
             Electronic Manufacturing Services
   825,000   Altagas Services                                              5,924
             Natural Gas Gatherer & Processor

Number of Shares or
Principal Amount (000)                                               Value (000)
--------------------------------------------------------------------------------

   500,000   Moore (b)                                                $    5,735
             Commercial Printing
 2,344,000   Canadian 88 (b)                                               4,223
             Oil & Gas Producer
   260,000   Martinrea International (b)                                   2,293
   190,000   Martinrea International (formerly
             known as Royal Laser Tech) (b)                                1,593
             Auto Parts
--------------------------------------------------------------------------------
                                                                          83,628
             >Israel: 0.3%
   730,000   Amdocs (b)                                                    5,512
             Telecommunications Billing & Customer Care
             Software
--------------------------------------------------------------------------------

             >Russia: 0.3%
    11,666   Khanty Mansiysk (b)                                           3,750
    $1,500   Khanty Mansiysk 1% Notes
             Due 10/14/02 (b)                                              1,500
             Oil Production in Russia
--------------------------------------------------------------------------------
                                                                           5,250
             >South Africa: 0.3%
   400,000   Harmony Gold                                                  5,533
             Gold Mining
--------------------------------------------------------------------------------

             >United States: 0.2%
   830,000   MIH (b)                                                       3,469
             Pay-TV & Interactive TV Technology

--------------------------------------------------------------------------------
Other:       Total                                                       126,508

Total Common Stocks and Other
   Equity-Like Securities: 91.6%                                       1,542,574
             (Cost: $1,502,934)

Short-Term Obligations: 6.5%
             Yield 1.62% - 1.76%
             due 7/1/02 - 7/9/02
   $32,000   GE Capital                                                   31,989
    31,997   Toyota Motor                                                 31,985
    23,046   Prudential Funding                                           23,045
    22,998   American General                                             22,998
--------------------------------------------------------------------------------
             (Amortized Cost: $110,017)                                  110,017

                                                                      ----------
Total Investments: 98.1%                                               1,652,591
             (Cost: $1,612,951)
Cash and Other Assets Less Liabilities: 1.9%                              31,331
                                                                      ----------
Total Net Assets: 100%                                                $1,683,922
================================================================================

--------------------------------------------------------------------------------
>Notes to Statement of Investments

(a) At June 30, 2002, for federal income tax purposes cost of investments is $1,620,977 and net unrealized appreciation was $31,614 consisting of gross unrealized appreciation of $279,159 and gross unrealized depreciation of $247,545.

(b)   Non-income producing security.

(c) On June 30, 2002, $633,157 or 37.6% of the Fund's net assets was denominated in the Euro currency.


I                                      30

Liberty Acorn International

      >Portfolio Diversification

At June 30, 2002, the Fund's portfolio investments as a percent of net assets was diversified as follows:

                                                       Value (000)       Percent
--------------------------------------------------------------------------------

>Computer Hardware
Semiconductors                                         $    5,820           0.3%
--------------------------------------------------------------------------------
                                                            5,820           0.3

>Computer Software
Internet                                                    6,405           0.4
Telephone Related                                           5,512           0.3
--------------------------------------------------------------------------------
                                                           11,917           0.7

>Technology Services
Full Service                                               22,115           1.3
Embedded Systems                                            5,830           0.4
--------------------------------------------------------------------------------
                                                           27,945           1.7

>Telecom
Cable                                                       4,958           0.3
Alternative Provider                                        4,550           0.3
ISP's                                                       3,469           0.2
--------------------------------------------------------------------------------
                                                           12,977           0.8

>Broadcasting & Media Content
Media Content Providers                                    50,627           3.0
Radio & TV Broadcasting                                    50,621           3.0
Hybrid Internet                                            20,104           1.2
Market Research                                            12,112           0.7
--------------------------------------------------------------------------------
                                                          133,464           7.9

>Health Care
Services                                                   82,436           4.9
Devices & Consumable                                       69,054           4.1
Drugs                                                      26,424           1.6
Biotech                                                    12,986           0.8
--------------------------------------------------------------------------------
                                                          190,900          11.4

>Business Services
Business Services                                          57,232           3.4
BPO                                                        49,112           2.9
Logistics                                                  46,006           2.7
Consumer Services                                           1,037           0.1
--------------------------------------------------------------------------------
                                                          153,387           9.1

>Financials
Lending Institutions                                       89,589           5.3
Asset Management                                           50,057           3.0
Insurance                                                  42,647           2.5
--------------------------------------------------------------------------------
                                                          182,293          10.8

>Consumer Goods & Services
Branded Goods                                             162,923           9.7
Leisure                                                    58,373           3.5
Retail Outlets                                             53,192           3.2
Distribution/E-Commerce                                    10,844           0.6
--------------------------------------------------------------------------------
                                                          285,332          17.0

>Industrials
Goods                                                     227,461          13.5
EMS                                                        16,642           1.0
Electronic Manufacturing                                   14,890           0.9
Construction                                               12,529           0.7
R&D Design Firms                                           11,331           0.7
Distribution                                               10,828           0.6
--------------------------------------------------------------------------------
                                                          293,681          17.4

>Other Industries
Energy                                                    118,308           7.0
Real Estate                                                53,463           3.2
Utilities                                                  51,986           3.1
Conglomerate                                               15,526           0.9
Not-Classified                                              5,575           0.3
--------------------------------------------------------------------------------
                                                          244,858          14.5

Total Common Stocks and
   Other Equity-Like Securities:
                                                       -------------------------
                                                        1,542,574          91.6

Short-Term Obligations:                                   110,017           6.5

                                                       -------------------------
Total Investments:                                      1,652,591          98.1

Cash and Other Assets
   Less Liablilities:                                      31,331           1.9
                                                       -------------------------
Total Net Assets:                                      $1,683,922         100.0%
================================================================================


                                       31                                      I

Liberty Acorn USA

      >Major Portfolio Changes in the Second Quarter (Unaudited)

                                                             Number of Shares
                                                        ------------------------
                                                          03/31/02      06/30/02

Additions
--------------------------------------------------------------------------------
        Information

Commonwealth Telephone                                      86,800       177,800
Crown Castle International                                 170,000       565,000
E.Piphany                                                        0       505,000
Kronos                                                           0        35,000
MRO Software                                               171,600       292,000
Western Wireless                                           501,100       730,000

--------------------------------------------------------------------------------
        Health Care
Beverly Enterprises                                      1,155,000     1,278,000
First Health Group                                         184,000       214,000
Inhale Therapeutic Systems                                       0       396,400
Techne                                                           0        50,000

--------------------------------------------------------------------------------
        Consumer Goods/Services
Coach                                                       30,000        46,000
Scotts Company                                                   0        25,000

--------------------------------------------------------------------------------
        Finance
HCC Insurance Holdings                                           0       140,000

--------------------------------------------------------------------------------
        Industrial Goods/Services
Esco Technologies                                                0        49,000

--------------------------------------------------------------------------------
        Energy/Minerals
Southwestern Energy                                              0        70,000

Sales
--------------------------------------------------------------------------------
        Information
Euronet Services                                           169,000             0
Global Payments                                            214,640       191,640

--------------------------------------------------------------------------------
        Health Care
Serologicals                                               108,900             0

--------------------------------------------------------------------------------
        Consumer Goods/Services
Hot Topic                                                   80,000             0
ITT Educational Services                                   666,000       570,000
(includes the effect of a 2 for 1 stock split)

--------------------------------------------------------------------------------
        Finance
AmeriCredit                                                551,500       501,500
Leucadia National                                           40,000             0

--------------------------------------------------------------------------------
        Industrial Goods/Services
Clarcor                                                     53,000             0
Wackenhut, Cl. B                                           422,500             0

--------------------------------------------------------------------------------
        Energy/Minerals
Tesoro Petroleum                                           340,000       275,000


U                                      32

Liberty Acorn USA

      >Statement of Investments (Unaudited) June 30, 2002

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

                                                            Common Stocks: 89.9%
--------------------------------------------------------------------------------
Information: 33.3%
             >Broadcasting: 2.5%
   333,100   Salem Communications (b)                                   $  8,284
             Radio Stations for Religious Programming
--------------------------------------------------------------------------------

             >Television Programmimg: 1.3%
   535,000   Mediacom Communications (b)                                   4,168
             Cable Television Franchises
--------------------------------------------------------------------------------

             >Telecommunications/Wireline
             Communications: 2.2%
   177,800   Commonwealth Telephone (b)                                    7,155
             Rural Phone Franchises & CLEC
--------------------------------------------------------------------------------

             >Mobile Communications: 3.6%
    94,000   Telephone and Data Systems                                    5,692
             Cellular & Telephone Services
   730,000   Western Wireless (b)                                          2,336
             Rural Cellular Phone Franchises
   565,000   Crown Castle International (b)                                2,220
             Communication Towers in USA & UK
   182,700   COMARCO (b)                                                   1,440
             Wireless Network Testing
--------------------------------------------------------------------------------
                                                                          11,688
             >Computer Services: 2.9%
   232,000   American Management Systems (b)                               4,433
             Software Development Services
   786,000   RCM Technologies (b)                                          3,930
             Technology Staffing Services
   256,600   Analysts International                                        1,091
             Technology Staffing Services
--------------------------------------------------------------------------------
                                                                           9,454
             >Business/Consumer Software: 14.5%
   578,000   JDA Software (b)                                             16,334
             Applications/Software & Services for Retailers
   527,600   Micros Systems (b)                                           14,620
             Information Systems for Restaurants & Hotels
 1,330,000   Novell (b)                                                    4,269
             Directory, Identity Management & Authorization
             Software
   292,000   MRO Software (b)                                              3,323
             Enterprise Management Software
   505,000   E.Piphany (b)                                                 2,217
             CRM Software
   105,000   SPSS (b)                                                      1,632
             Statistical Analysis Software
   120,000   JD Edwards (b)                                                1,458
             Mid Market ERP & Supply Chain Software
    37,500   THQ (b)                                                       1,118
             Entertainment Software
    35,000   Kronos (b)                                                    1,067
             Labor Management Solutions
    50,000   Group 1 Software (b)                                            692
             Address Verification Software
   100,000   Multex.Com (b)                                                  408
             Provider Of Investment Info To Institutions
             & Individuals
--------------------------------------------------------------------------------
                                                                          47,138
             >Transaction Processors: 1.8%
   191,640   Global Payments                                               5,701
             Credit Card Processor
--------------------------------------------------------------------------------

             >Business Information/Marketing
             Services/Publishing: 1.8%
   108,600   Information Holdings (b)                                      2,650
             Scientific & Medical Publications, Patent
             Information
   102,800   Getty Images (b)                                              2,238
             Photographs for Publications & Electronic Media
   115,300   Navigant Consulting (b)                                         806
             Consulting Firm
--------------------------------------------------------------------------------
                                                                           5,694
             >Computer Hardware/Semiconductors/
             Related Equipment: 2.7%
   415,700   Seachange International (b)                                   3,650
             Systems for Video on Demand & Ad Insertion
   235,000   Axcelis Technologies (b)                                      2,655
             Ion Implantation Tools
   100,000   Integrated Circuit Systems (b)                                2,019
             Silicon Timing Devices
    95,900   IXYS (b)                                                        516
             Power Semiconductors
--------------------------------------------------------------------------------
                                                                           8,840

                                                                        --------
             Information: Total                                          108,122

--------------------------------------------------------------------------------
Health Care: 18.3%
             >Biotechnology/Drug Delivery: 2.0%
   396,400   Inhale Therapeutic Systems (b)                                3,762
             Pulmonary Drug Delivery
   375,000   Locus Discovery, Series D, Pfd. (b)                           1,500
             High Throughput Rational Drug Design
   154,000   SYRRX, Series C (b)                                           1,001
             X-Ray Crystallography
   363,636   Metabolex, Series F (b)                                         291
             Drugs for Diabetes
--------------------------------------------------------------------------------
                                                                           6,554
             >Medical Equipment: 5.2%
   335,000   Edwards Lifesciences (b)                                      7,772
             Heart Valves
   314,000   Steris (b)                                                    6,000
             Sterilization Devices
   345,000   Novoste (b)                                                   1,594
             Radiation Catheters for In-stent Restenosis
   135,600   Visx (b)                                                      1,478
             Laser Eye Surgery
--------------------------------------------------------------------------------
                                                                          16,844
             >Medical Supplies: 0.4%
    50,000   Techne (b)                                                    1,411
             Cytokines, Antibodies, Other Reagents For
             Life Sciences
--------------------------------------------------------------------------------

             >Services: 10.7%
 1,278,000   Beverly Enterprises (b)                                       9,726
             Nursing Homes
   246,800   Lincare Holdings (b)                                          7,972
             Home Health Care Services


                                       33                                      U

Liberty Acorn USA

      >Statement of Investments (Unaudited), continued

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

             >Services -- continued
   268,300   NDCHealth                                                  $  7,486
             Health Claims Processing & Drug Marketing
             Services
   214,000   First Health Group (b)                                        6,001
             PPO Network
    80,000   Syncor International (b)                                      2,520
             Nuclear Pharmacy for Radiopharmaceuticals
   856,100   Magellan Health Services (b)                                    856
             Mental Health Services
     1,300   Medquist (b)                                                     35
             Medical Transcription Services
--------------------------------------------------------------------------------
                                                                          34,596

                                                                        --------
             Health Care: Total                                           59,405

--------------------------------------------------------------------------------
Consumer Goods/Services: 12.3%
             >Consumer Services: 4.1%
   570,000   ITT Educational Services (b)                                 12,426
             Technology Oriented Postsecondary Degree
             Programs
    43,000   Bally Total Fitness (b)                                         805
             National Chain of Fitness Centers
--------------------------------------------------------------------------------
                                                                          13,231
             >Apparel: 3.0%
   157,200   Steven Madden (b)                                             3,117
             Wholesaler/Retailer of Fashion Footware
    46,000   Coach (b)                                                     2,525
             Designer & Retailer of Branded Leather
             Accessories
   108,000   Skechers USA (b)                                              2,334
             Footwear Designer & Marketer
    53,000   Columbia Sportswear (b)                                       1,696
             Active Outdoor Apparel, Footware & Accessories
--------------------------------------------------------------------------------
                                                                           9,672
             >Nondurables: 0.3%
    25,000   Scotts Company (b)                                            1,135
             Consumer Lawn & Garden Products
--------------------------------------------------------------------------------

             >Retail: 4.9%
   125,500   Christopher & Banks (b)                                       5,309
             Specialty Women's Retailer at Moderate
             Price Levels
   310,000   Callaway Golf                                                 4,910
             Premium Golf Clubs & Balls
   347,000   Gadzooks (b)                                                  4,369
             Teen Apparel Retailer
    85,000   Tweeter Home Entertainment (b)                                1,389
             Consumer Electronics Retailer
     1,700   Aeropostale (b)                                                  46
             Mall Based Teen Retailer
--------------------------------------------------------------------------------
                                                                          16,023

                                                                        --------
             Consumer Goods/Services: Total                               40,061

--------------------------------------------------------------------------------
Finance: 11.7%
             >Banks: 1.4%
   158,125   Chittenden                                                    4,582
             Vermont & West Massachusetts Bank
--------------------------------------------------------------------------------

             >Finance Companies: 5.9%
   501,500   AmeriCredit (b)                                              14,067
             Auto Lending
   590,000   World Acceptance (b)                                          4,956
             Personal Loans
--------------------------------------------------------------------------------
                                                                          19,023
             >Savings & Loan: 0.7%
    96,400   Anchor Bancorp Wisconsin                                      2,324
             Wisconsin Thrift
--------------------------------------------------------------------------------

             >Insurance: 3.7%
    43,000   Markel (b)                                                    8,471
             Specialty Insurance
   140,000   HCC Insurance Holdings                                        3,689
             Aviation Insurance
--------------------------------------------------------------------------------
                                                                          12,160

                                                                        --------
             Finance: Total                                               38,089

--------------------------------------------------------------------------------
Industrial Goods/Services: 4.6%
             >Industrial Materials: 0.8%
    95,000   Spartech                                                      2,587
             Plastics Distribution & Compounding
--------------------------------------------------------------------------------

             >Machinery: 0.9%
    49,000   Esco Technologies (b)                                         1,715
             Filtration & Test Equipment
    35,000   Cuno (b)                                                      1,266
             Filtration & Fluids Clarification
--------------------------------------------------------------------------------
                                                                           2,981
             >Industrial Services: 2.9%
   206,900   Insurance Auto Auctions (b)                                   4,034
             Auto Salvage Services
   346,000   Hub Group (b)                                                 3,200
             Truck & Rail Freight Forwarder
    95,000   Clark/Bardes Consulting (b)                                   2,170
             Executive Compensation & Benefits Consulting
--------------------------------------------------------------------------------
                                                                           9,404

                                                                        --------
             Industrial Goods/Services: Total                             14,972

--------------------------------------------------------------------------------
Energy/Minerals: 5.3%
             >Oil Services: 1.3%
   551,000   Newpark Resources (b)                                         4,050
             Oilfield Fluid Management
--------------------------------------------------------------------------------

             >Oil & Gas Producers: 0.3%
    70,000   Southwestern Energy (b)                                       1,063
             Oil & Gas Exploration/Production
--------------------------------------------------------------------------------

             >Distribution/Marketing/Refining: 3.7%
   193,000   Atmos Energy                                                  4,524
             Natural Gas Utility
   122,600   Equitable Resources                                           4,205
             Natural Gas Utility & Producer
   275,000   Tesoro Petroleum (b)                                          2,131
             Oil Refinery/Gas Reserves


U                                      34

Liberty Acorn USA

      >Statement of Investments (Unaudited), continued

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

             >Distribution/Marketing/Refining -- continued
    80,400   Dynegy                                                     $    579
             Natural Gas & Electric Processing, Production
             & Marketing
   115,000   Aquila                                                          572
             Energy Trading
--------------------------------------------------------------------------------
                                                                          12,011

                                                                        --------
             Energy/Minerals: Total                                       17,124

--------------------------------------------------------------------------------
Other Industries: 4.4%
             >Real Estate: 0.5%
    47,000   The Rouse Company                                             1,551
             Regional Shopping Malls
--------------------------------------------------------------------------------

             >Regulated Utilities: 3.9%
   498,000   Conectiv                                                     12,853
             Electric Utility in New Jersey, Delaware & Maryland

                                                                        --------
             Other Industries: Total                                      14,404

Total Common Stocks (Cost: $280,164): 89.9%                              292,177


Principal Amount (000)                                               Value (000)
--------------------------------------------------------------------------------

Short-Term Obligations: 9.1%
             Yield 1.55% - 1.70%
             Due 7/1/02 - 7/3/02

  $11,072    Toyota Motor                                               $ 11,071
    9,502    Prudential Funding                                            9,502
    8,892    AmGen Financial                                               8,892
--------------------------------------------------------------------------------
             (Amortized Cost: $29,465)                                    29,465

Total Investments: (Cost: $309,629) 99.0%                                321,642

Cash and Other Assets Less Liabilities: 1.0%                               3,343
                                                                        --------
Total Net Assets: 100%                                                  $324,985
================================================================================

--------------------------------------------------------------------------------
>Notes to Statement of Investments

(a) At June 30, 2002, for federal Income tax purposes cost of investments is the same and net unrealized appreciation was $12,013 consisting of gross unrealized appreciation of $66,577 and gross unrealized depreciation of $54,564.

(b)   Non-income producing security.


                                       35                                      U

Liberty Acorn Foreign Forty

      >Major Portfolio Changes in the Second Quarter (Unaudited)

                                                           Number of Shares
                                                     ---------------------------
                                                     03/31/02           06/30/02

Additions
--------------------------------------------------------------------------------
        Europe

>United Kingdom/Ireland
Standard Chartered                                          0            100,000

--------------------------------------------------------------------------------
        Other Countries

>Australia
Lion Nathan                                                 0            400,000

Sales
--------------------------------------------------------------------------------
        Europe

>United Kingdom/Ireland
Capita Group                                          210,000                  0

>Switzerland
Xstrata                                                76,000                  0

>Italy
Banca Fideuram                                        130,000                  0



F40                                    36

Liberty Acorn Foreign Forty

      >Statement of Investments (Unaudited) June 30, 2002

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

                                                            Common Stocks: 94.4%
--------------------------------------------------------------------------------
Europe: 64.2%
             >Germany: 7.7%
    41,000   Rhoen-Klinikum                                              $ 1,992
             Hospital Management
    28,000   Deutsche Boerse                                               1,187
             Trading, Clearing & Settlement Services for
             Financial Markets
--------------------------------------------------------------------------------
                                                                           3,179
             >Denmark: 1.6%
    26,000   Jyske Bank                                                      652
             Retail & Corporate Banking
--------------------------------------------------------------------------------

             >Norway: 6.9%
   327,000   DNB Holding                                                   1,784
             Universal Bank
    54,950   Orkla                                                         1,063
             Diversified Consumer Goods
--------------------------------------------------------------------------------
                                                                           2,847
             >France: 9.6%
    45,000   Suez                                                          1,205
             Regulated Utilities
    24,000   Essilor International                                           980
             Eyeglass Lenses
     8,000   Technip                                                         846
             Global Oil Engineering & Construction
    25,000   Euronext                                                        471
             Trading, Clearing & Settlement Services for
             Financial Markets
    10,000   AGF                                                             461
             Life & Health Insurance
--------------------------------------------------------------------------------
                                                                           3,963
             >United Kingdom/Ireland: 23.6%
   125,000   Kerry Group (Ireland)                                         1,859
             Food Ingredients
   100,000   Irish Life & Permanent (Ireland)                              1,453
             Life Insurance & Savings Products
   150,000   Alliance Unichem                                              1,418
             Pharmaceutical Wholesaler & Retailer
   220,000   Smith & Nephew                                                1,224
             Medical Equipment & Supplies
   100,000   Standard Chartered                                            1,071
             International Banking Group
   150,000   Anglo Irish Bank (Ireland)                                      971
             Corporate Lending & Private Banking
   250,000   Wood Group (b)                                                  805
             Oil Services
    65,000   Galen Holdings                                                  469
             Women's Health Care
    60,000   Hanson Trust                                                    428
             Global Supplier of Construction Material
--------------------------------------------------------------------------------
                                                                           9,698
             >Switzerland: 12.2%
     2,780   Synthes-Stratec                                               1,708
             Products for Orthopedic Surgery
       715   Pargesa Holdings                                              1,480
             Industrial & Media Conglomerate

     3,300   Givaudan                                                      1,337
             Industrial Fragrances & Flavors
     1,700   Julius Baer                                                     491
             Private Banking, Brokerage & Mutual Funds
--------------------------------------------------------------------------------
                                                                           5,016
             >Italy: 2.6%
    85,000   Autogrill                                                       992
             Restaurants & Catering for Travelers
    10,000   Saipem                                                           72
             Offshore Oil Construction & Drilling
--------------------------------------------------------------------------------
                                                                           1,064

                                                                         -------
             Europe: Total                                                26,419

--------------------------------------------------------------------------------
Asia: 20.1%
             >Hong Kong: 2.8%
   100,000   TVB                                                             426
             Television Programming & Broadcasting
   300,000   Li & Fung                                                       404
             Sourcing of Consumer Goods
   290,000   Hang Lung Properties                                            331
             Property Manager
--------------------------------------------------------------------------------
                                                                           1,161
             >Japan: 15.1%
    26,400   Oriental Land                                                 1,892
             Disney Theme Park Operator
    17,500   Orix                                                          1,415
             Finance Leasing
     7,000   Nintendo                                                      1,033
             Entertainment Software & Hardware
    14,000   Hoya                                                          1,021
             Opto-Electrical Components & Eyeglasses
    65,000   Terumo                                                          871
             Medical Supplies
--------------------------------------------------------------------------------
                                                                           6,232
             >Singapore: 2.2%
   450,000   Singapore Technical Engineering                                 491
             Defense Supplier
    50,000   Venture Manufacturing                                           399
             Electronic Manufacturing Services
--------------------------------------------------------------------------------
                                                                             890

                                                                         -------
             Asia: Total                                                   8,283

--------------------------------------------------------------------------------
Other Countries: 10.1%
             >Australia: 2.6%
   400,000   Lion Nathan                                                   1,093
             Beer Brewer/Distributor
--------------------------------------------------------------------------------

             >Canada: 7.0%
    29,600   Talisman Energy                                               1,333
             Oil & Gas Producer
    65,000   Investors Group                                               1,190
             Mutual Funds
    15,500   Celestica (b)                                                   350
             Electronic Manufacturing Services
--------------------------------------------------------------------------------
                                                                           2,873

                                       37                                    F40

Liberty Acorn Foreign Forty

      >Statement of Investments (Unaudited), continued

Number of Shares                                                     Value (000)
-------------------------------------------------------------------------------

             >Israel: 0.5%
    28,000   Amdocs (b)                                                 $   211
             Telecommunications Billing & Customer Care
             Software

                                                                        -------
             Other: Total                                                 4,177

                                                                        -------
Total Common Stocks: 94.4%                                               38,879
             (Cost: $36,161)

Principal Amount (000)                                               Value (000)
-------------------------------------------------------------------------------
Short-Term Obligations: 10.8%
             Yield 1.63% - 1.79%
             Due 7/1/02 - 7/2/02
    $2,011   Toyota Motor                                               $ 2,011
     1,230   AmGen Financial                                              1,230
     1,200   Prudential Funding                                           1,200
-------------------------------------------------------------------------------
             (Amortized Cost: $4,441)                                     4,441

                                                                        -------
Total Investments: 105.2%                                                43,320
             (Cost: $40,602)

Cash and Other Assets Less Liabilities: (5.2%)                           (2,146)
                                                                        -------
Total Net Assets: 100%                                                  $41,174
===============================================================================

--------------------------------------------------------------------------------

>Notes to Statement of Investments

(a) At June 30, 2002, for federal income tax purposes cost of investments is $40,987 and net unrealized appreciation was $2,333, consisting of gross unrealized appreciation of $4,799 and gross unrealized depreciation of $2,466.

(b)   Non-income producing security.

(c) At June 30, 2002, $12,488 or 30.3% of the Fund's net assets was denominated in Euro currency.


F40                                    38

Liberty Acorn Foreign Forty

      >Portfolio Diversication

At June 30, 2002, the Fund's portfolio investments as a percent of net assets was diversified as follows:

                                                       Value (000)       Percent
--------------------------------------------------------------------------------

>Information Technology
Transaction Processors                                   $  1,658           4.0%
Semiconductors and Related
     Equipment                                              1,021           2.5
Contract Manufacturing                                        749           1.8
Television Broadcasting                                       426           1.1
Business Software                                             211           0.5
--------------------------------------------------------------------------------
                                                            4,065           9.9

>HealthCare
Medical Equipment                                           4,783          11.6
Hospital Management                                         1,992           4.8
Pharmaceuticals                                             1,887           4.6
--------------------------------------------------------------------------------
                                                            8,662          21.0

>Consumer Goods/Services
Beverage                                                    2,922           7.1
Other Entertainment                                         1,892           4.6
Food                                                        1,093           2.7
Consumer Software                                           1,033           2.5
Restaurants                                                   992           2.4
--------------------------------------------------------------------------------
                                                            7,932          19.3

>Finance
Banks                                                       4,479          10.9
Insurance                                                   1,914           4.6
Money Management                                            1,681           4.1
Other Finance Companies                                     1,415           3.4
--------------------------------------------------------------------------------
                                                            9,489          23.0

>Industrial Goods/Services
Conglomerates                                               1,480           3.6
Speciality Chemicals                                        1,337           3.2
Other Industrial Services                                     491           1.2
Construction                                                  428           1.1
Outsourcing and Training Services                             404           1.0
--------------------------------------------------------------------------------
                                                            4,140          10.1

>Energy/Minerals
Oil Services                                                1,722           4.2
Oil/Gas Producers                                           1,333           3.2
--------------------------------------------------------------------------------
                                                            3,055           7.4

>Other
Regulated Utilities                                         1,205           2.9
Real Estate                                                   331           0.8
--------------------------------------------------------------------------------
                                                            1,536           3.7

                                                         -----------------------
Total Common Stocks:                                       38,879          94.4

Short-Term Obligations:                                     4,441          10.8

                                                         -----------------------
Total Investments:                                         43,320         105.2

Cash and Other Assets
       Less Liabilities:                                   (2,146)         (5.2)
                                                         -----------------------
Net Assets                                               $ 41,174         100.0%
================================================================================


                                       39                                    F40

Liberty Acorn Twenty

      >Major Portfolio Changes in the Second Quarter (Unaudited)

                                                             Number of Shares
                                                          ----------------------
                                                          03/31/02      06/30/02

Additions
--------------------------------------------------------------------------------
        Information
Moody's Investor Services                                        0        52,000

--------------------------------------------------------------------------------
        Health Care
First Health Group                                         243,000       265,000

--------------------------------------------------------------------------------
        Consumer Goods/Services
International Speedway Motors                                    0        65,000

--------------------------------------------------------------------------------
        Finance
Fidelity National Financial                                      0       110,000

--------------------------------------------------------------------------------
        Industrial Goods/Services
Expeditors International
of Washington                                              180,000       200,000
(includes the effect of a 2 for 1 stock split)

Sales
--------------------------------------------------------------------------------
        Energy/Minerals
Dynegy                                                     150,000             0


20                                     40

Liberty Acorn Twenty

        >Statement of Investments (Unaudited) June 30, 2002

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

                                                            Common Stocks: 92.5%
--------------------------------------------------------------------------------
Information: 36.8%
             >Television Programming: 4.7%
   550,000   Liberty Media Group, AT&T (b)                             $  5,500
             CATV Programming & Media Company Holdings
-------------------------------------------------------------------------------

             >Instrumentation: 7.6%
   110,000   Mettler Toledo (b)                                           4,056
             Laboratory Equipment
   108,000   Waters (b)                                                   2,884
             Chromatography, Mass Spectrometry, Thermal
             Analysis
   108,000   Tektronix (b)                                                2,021
             Analytical Instruments
-------------------------------------------------------------------------------
                                                                          8,961
             >Gaming Equipment: 4.8%
   100,000   International Game Technology (b)                            5,670
             Slot Machines & Progressive Jackpots
-------------------------------------------------------------------------------

             >Business Software: 9.3%
   130,000   Synopsys (b)                                                 7,125
             Software for Designing Semiconductor Chips
   310,000   JD Edwards (b)                                               3,766
             Mid Market ERP & Supply Chain Software
-------------------------------------------------------------------------------
                                                                         10,891
             >Business Information: 10.4%
   210,000   H & R Block                                                  9,691
             Tax Preparation
    52,000   Moody's Investor Services                                    2,587
             Ratings Service for Credit Obligations
-------------------------------------------------------------------------------
                                                                         12,278

                                                                       --------
             Information: Total                                          43,300

-------------------------------------------------------------------------------
Health Care: 21.7%
             >Medical Equipment: 5.0%
   200,000   Boston Scientific (b)                                        5,864
             Stents & Catheters
-------------------------------------------------------------------------------

             >Hospital/Laboratory Supplies: 2.6%
   110,000   Techne (b)                                                   3,104
             Cytokines, Antibodies, Other Reagents for
             Life Sciences
-------------------------------------------------------------------------------

             >Services: 14.1%
   265,000   First Health Group (b)                                       7,431
             PPO Network
   240,000   IMS Health                                                   4,308
             Prescription Data Group for Pharmaceutical Industry
   150,000   Lincare Holdings (b)                                         4,845
             Home Health Care Services
-------------------------------------------------------------------------------
                                                                         16,584

                                                                       --------
             Health Care : Total                                         25,552

-------------------------------------------------------------------------------
Consumer Goods/Services: 10.4%
             >Leisure Vehicles: 3.7%
    85,000   Harley-Davidson                                              4,358
             Motorcycles & Related Merchandise
-------------------------------------------------------------------------------

Number of Shares or
Principal Amount (000)                                               Value (000)
--------------------------------------------------------------------------------

             >Entertainment: 2.2%
    65,000   International Speedway Motors                             $  2,606
             Largest Motorsport Racetrack Owner & Operator
-------------------------------------------------------------------------------

             >Furniture & Manufacturers: 4.5%
   140,000   Jones Apparel (b)                                            5,250
             Women's Apparel

                                                                       --------
             Consumer Goods/Services: Total                              12,214

-------------------------------------------------------------------------------
Finance: 18.0%
             >Banks: 8.7%
   165,000   Associated Banc-Corp                                         6,222
             Midwest Bank
    82,000   TCF Financial                                                4,026
             Great Lakes Bank
-------------------------------------------------------------------------------
                                                                         10,248
             >Insurance: 7.9%
    30,000   Markel (b)                                                   5,910
             Specialty Insurance
   110,000   Fidelity National Financial                                  3,476
             Title Insurance & Other Services
-------------------------------------------------------------------------------
                                                                          9,386
             >Money Management: 1.4%
    58,000   SEI Investments                                              1,634
             Mutual Fund Administration & Investment
             Management

                                                                       --------
             Finance: Total                                              21,268

-------------------------------------------------------------------------------
Industrial Goods/Services: 5.6%
             >Logistics: 5.6%
   200,000   Expeditors International of Washington                       6,632
             International Freight Forwarder

                                                                       --------
             Industrial Goods/Services: Total                             6,632

                                                                       --------
Total Common Stocks (Cost: $91,043): 92.5%                              108,966

Short-Term Obligations: 7.5%

             Yield 1.55% - 1.70%
             Due 7/1/02 - 7/3/02
    $4,406   Toyota Motor                                                 4,406
     2,632   AmGen Financial                                              2,632
     1,758   Prudential Funding                                           1,758
-------------------------------------------------------------------------------
             (Amortized Cost: $8,796)                                     8,796

                                                                       --------
Total Investments (Cost: $99,839): 100.0%                               117,762

Cash and Other Assets Less Liabilities: (0.0%)                              (23)
                                                                       --------
Total Net Assets: 100%                                                 $117,739
===============================================================================

--------------------------------------------------------------------------------
>Notes to Statement of Investments

(a) At June 30, 2002, for federal income tax purposes cost of investments is the same and net unrealized appreciation was $17,923, consisting of gross unrealized appreciation of $22,519 and gross unrealized depreciation of $4,596.

(b)   Non-income producing security.


                                       41                                     20

Liberty Acorn Family of Funds

      >Statements of Assets and Liabilities (Unaudited)

                                                         Liberty              Liberty                Liberty
                                                          Acorn                Acorn                  Acorn
June 30, 2002                                             Fund             International               USA
-----------------------------------------------------------------------------------------------------------------
(in thousands)
Assets
Investments, at value (cost: Liberty Acorn
   Fund $4,559,784; Liberty Acorn
   International $1,612,951; Liberty Acorn
   USA $309,629; Liberty Acorn Foreign Forty
   $40,602; Liberty Acorn Twenty $99,839)              $ 5,905,738            $ 1,652,591            $ 321,642
Cash                                                            --                     --                    1
Foreign currency
   (cost: Liberty Acorn Fund $3,138; Liberty
   Acorn International $17,946; Liberty Acorn
   Foreign Forty $1,438)                                     3,139                 18,603                   --
Net unrealized appreciation on forward
   foreign currency contracts                                   --                     25                   --
Receivable for:
   Investments sold                                          3,086                 46,101                3,952
   Fund shares sold                                         24,685                 10,114                  660
   Dividends and interest                                    3,819                  3,985                   18
   Expense reimbursement due for
      Class A, B and C from Advisor                             --                     --                   --
Deferred Trustees' Compensation Plan                           775                    412                   56
Other assets                                                    21                      9                    1
-----------------------------------------------------------------------------------------------------------------
   Total Assets                                          5,941,263              1,731,840              326,330

Liabilities
Payable for:
   Investments purchased                                    25,909                 34,641                  244
   Fund shares redeemed                                      5,377                 10,943                  710
   Custodian                                                    26                     55                    1
   Management fee                                            3,254                  1,152                  250
   Administration fee                                          242                     70                   13
   Trustees' fee                                                51                     43                    5
   Deferred Trustees' fees                                     775                    412                   56
   Transfer agent fee                                          171                    205                   18
Other liabilities                                              332                    397                   48
-----------------------------------------------------------------------------------------------------------------
   Total Liabilities                                        36,137                 47,918                1,345
-----------------------------------------------------------------------------------------------------------------
Net Assets                                             $ 5,905,126            $ 1,683,922            $ 324,985
=================================================================================================================

Composition of Net Assets
Paid in capital                                        $ 4,526,121            $ 1,745,596            $ 302,244
Undistributed net investment income
   (Accumulated net investment loss or
   Overdistributed net investment income)                   (1,409)                10,558               (1,451)
Accumulated net realized gain (loss)                        34,412               (104,793)              12,179
Net unrealized appreciation (depreciation) on:
   Investments (net of unrealized PFIC
   gains of $8,026 for Liberty Acorn
   International and $385 for Liberty Acorn
   Foreign Forty)                                        1,345,954                 31,614               12,013
   Forward foreign currency contracts                           --                     25                   --
   Foreign currency transactions                                48                    922                   --
-----------------------------------------------------------------------------------------------------------------
Net Assets                                             $ 5,905,126            $ 1,683,922            $ 324,985
=================================================================================================================

Net asset value and redemption
   price per share -- Class A (a)                           $17.12                 $18.49               $16.67

   (Net assets/shares)                            ($627,289/36,645)        ($35,652/1,928)     ($36,920/2,215)

Maximum offering price
per share -- Class A (b)                                    $18.16                 $19.62               $17.69
   (Net asset value and redemption
   price per share/front-end sales charge)           ($17.12/.9425)         ($18.49/.9425)       ($16.67/.9425)

 Net asset value and offering price
per share -- Class B (a)                                    $16.94                 $18.30               $16.52

   (Net assets/shares)                            ($582,219/34,372)        ($23,400/1,279)      ($46,396/2,809)

 Net asset value and offering price
per share -- Class C (a)                                    $16.94                 $18.29               $16.52
   (Net assets/shares)                            ($332,527/19,633)          ($16,129/882)      ($21,127/1,279)

 Net asset value, offering price and
   redemption price
per share -- Class Z                                        $17.25                 $18.61               $16.74
   (Net assets/shares)                        ($4,363,091/252,937)     ($1,608,741/86,458)    ($220,542/13,177)

                                                             Liberty            Liberty
                                                              Acorn              Acorn
June 30, 2002                                             Foreign Forty         Twenty
----------------------------------------------------------------------------------------
(in thousands)
Assets
Investments, at value (cost: Liberty Acorn
   Fund $4,559,784; Liberty Acorn
   International $1,612,951; Liberty Acorn
   USA $309,629; Liberty Acorn Foreign Forty
   $40,602; Liberty Acorn Twenty $99,839)                    $ 43,320          $ 117,762
Cash                                                                1                 --
Foreign currency
   (cost: Liberty Acorn Fund $3,138; Liberty
   Acorn International $17,946; Liberty Acorn
   Foreign Forty $1,438)                                        1,443                 --
Net unrealized appreciation on forward
   foreign currency contracts                                      --                 --
Receivable for:
   Investments sold                                                96                 --
   Fund shares sold                                                47                164
   Dividends and interest                                         155                 34
   Expense reimbursement due for
      Class A, B and C from Advisor                                16                 --
Deferred Trustees' Compensation Plan                               --                 --
Other assets                                                        5                  7
----------------------------------------------------------------------------------------
   Total Assets                                                45,083            117,967

Liabilities
Payable for:
   Investments purchased                                        2,974                 --
   Fund shares redeemed                                           839                 97
   Custodian                                                        2                 --
   Management fee                                                  34                 86
   Administration fee                                               2                  5
   Trustees' fee                                                    1                 --
   Deferred Trustees' fees                                         --                 --
   Transfer agent fee                                              18                 13
Other liabilities                                                  39                 27
----------------------------------------------------------------------------------------
   Total Liabilities                                            3,909                228
----------------------------------------------------------------------------------------
Net Assets                                                   $ 41,174          $ 117,739
========================================================================================

Composition of Net Assets
Paid in capital                                              $ 74,265          $ 100,399
Undistributed net investment income
   (Accumulated net investment loss or
   Overdistributed net investment income)                         109               (531)
Accumulated net realized gain (loss)                          (35,540)               (52)
Net unrealized appreciation (depreciation) on:
   Investments (net of unrealized PFIC
   gains of $8,026 for Liberty Acorn
   International and $385 for Liberty Acorn
   Foreign Forty)                                               2,333             17,923
   Forward foreign currency contracts                              --                 --
   Foreign currency transactions                                    7                 --
----------------------------------------------------------------------------------------
Net Assets                                                   $ 41,174          $ 117,739
========================================================================================

Net asset value and redemption
   price per share -- Class A (a)                              $11.81             $14.38

   (Net assets/shares)                                    ($2,823/239)    ($17,488/1,216)

Maximum offering price
per share -- Class A (b)                                       $12.53             $15.26
   (Net asset value and redemption
   price per share/front-end sales charge)              ($11.81/.9425)     ($14.38/.9425)

 Net asset value and offering price
per share -- Class B (a)                                       $11.67             $14.23

   (Net assets/shares)                                    ($2,183/187)    ($24,596/1,729)

 Net asset value and offering price
per share -- Class C (a)                                       $11.68             $14.22
   (Net assets/shares)                                    ($3,760/322)         ($7,096/499)

 Net asset value, offering price and
   redemption price
per share -- Class Z                                           $11.86             $14.47
   (Net assets/shares)                                 ($32,408/2,733)    ($68,559/4,739)

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)   On sales of $50,000 or more the offering price is reduced.

See accompanying notes to financial statements.


A I U F40 20                           42

Liberty Acorn Family of Funds

      >Statements of Operations (Unaudited)

      For the Six Months Ended June 30, 2002

                                                                 Liberty      Liberty        Liberty      Liberty      Liberty
                                                                  Acorn        Acorn          Acorn        Acorn        Acorn
(in thousands)                                                    Fund      International      USA     Foreign Forty    Twenty
---------------------------------------------------------------------------------------------------------------------------------
Investment Income:
   Dividend income                                              $  22,894      $ 21,837      $    641      $   513      $   257
   Interest income                                                  4,410           736           261           18           80
---------------------------------------------------------------------------------------------------------------------------------
                                                                   27,304        22,573           902          531          337
   Foreign taxes withheld                                            (477)       (2,008)           --          (53)          --
---------------------------------------------------------------------------------------------------------------------------------
      Total Investment Income                                      26,827        20,565           902          478          337
Expenses:
Management fees                                                    18,712         6,936         1,522          208          489
Administration fees                                                 1,388           421            82           11           27
12b-1 Service & Distribution fees                                   4,276           231           347           36          151
Custody fees                                                          154           332             5           16            3
Transfer agent fee                                                  2,537           740           228           59          106
Trustees' fee                                                         176            87            14            2            1
Registration and blue sky                                             113            54            38           39           35
Reports to shareholders                                               174           126            35           29           33
Other expenses                                                        286           104            30           16           16
---------------------------------------------------------------------------------------------------------------------------------
   Total expenses                                                  27,816         9,031         2,301          416          861
Less reimbursement of expenses by advisor                              --            --            --          (63)          (2)
---------------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                                    27,816         9,031         2,301          353          859
---------------------------------------------------------------------------------------------------------------------------------
   Net Investment Income (Loss)                                      (989)       11,534        (1,399)         125         (522)
Net Realized and Unrealized Gain (Loss)
   on Portfolio Positions:
Net realized gain (loss) on:
   Investments                                                     36,343        36,997        14,144       (4,851)          (8)
   Forward foreign currency contracts                                  --        (2,222)           --           --           --
   Foreign currency transactions                                       31        (2,494)           --           --           --
---------------------------------------------------------------------------------------------------------------------------------
   Net realized gain (loss)                                        36,374        32,281        14,144       (4,851)          (8)
=================================================================================================================================
Net change in net unrealized appreciation/depreciation on:
   Investments                                                   (276,792)      (27,726)      (30,113)       4,041       (5,123)
   Forward foreign currency contracts                                  --            25            --           --           --
   Foreign currency transactions                                      (19)        2,801            --            3           --
---------------------------------------------------------------------------------------------------------------------------------
   Net change in unrealized
      appreciation/depreciation                                  (276,811)      (24,900)      (30,113)       4,044       (5,123)
=================================================================================================================================
   Net realized and unrealized gain (loss)                       (240,437)        7,381       (15,969)        (807)      (5,131)
---------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets resulting
   from Operations                                              $(241,426)     $ 18,915      $(17,368)     $  (682)     $(5,653)
=================================================================================================================================

See accompanying notes to financial statements.


                                       43                           A I U F40 20

Liberty Acorn Family of Funds

      >Statements of Changes in Net Assets

                                                                        Liberty                         Liberty Acorn
                                                                      Acorn Fund                         International
                                                            (Unaudited)                         (Unaudited)
                                                             Six months       Year ended        Six months        Year ended
Increase (Decrease) in Net Assets                          ended June 30,    December 31,     ended June 30,     December 31,
--------------------------------------------------------------------------------------------------------------------------------
(in thousands)                                                  2002             2001              2002              2001
Operations:
Net investment income (loss)                                $      (989)      $     8,831       $    11,534       $    12,043

Net realized gain (loss) on investments,
    forward foreign currency contracts, futures
    and foreign currency transactions                            36,374            25,700            32,281          (140,634)
Change in net unrealized appreciation (depreciation)
    of investments, forward foreign currency contracts
    and foreign currency transactions                          (276,811)          244,013           (24,900)         (375,330)
--------------------------------------------------------------------------------------------------------------------------------
           Net Increase (Decrease) from Operations             (241,426)          278,544            18,915          (503,921)
Distribution to Shareholders From:
    Net investment income -- Class A                                 --                --                --                --

    Net realized gain -- Class A                                     --            (2,844)               --              (398)
    Net investment income -- Class B                                 --                --                --                --
    Net realized gain -- Class B                                     --            (2,637)               --              (273)
    Net investment income -- Class C                                 --                --                --                --
    Net realized gain -- Class C                                     --            (1,296)               --              (230)
    Net investment income -- Class Z                                 --            (8,940)           (6,027)               --
    Net realized gain -- Class Z                                     --           (80,989)               --           (38,229)
--------------------------------------------------------------------------------------------------------------------------------
           Total Distribution to Shareholders                        --           (96,706)           (6,027)          (39,130)
Share Transactions:
    Subscriptions -- Class A                                    400,777           307,484           142,742           239,039
    Distributions reinvested -- Class A                              --             2,629                --               334
    Redemptions -- Class A                                      (50,373)          (37,092)         (133,428)         (220,639)
--------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) -- Class A                          350,404           273,021             9,314            18,734

    Subscriptions -- Class B                                    342,973           273,803             8,641            18,727
    Distributions reinvested -- Class B                              --             2,424                --               231
    Redemptions -- Class B                                      (18,233)          (15,884)           (2,449)           (3,880)
--------------------------------------------------------------------------------------------------------------------------------
    Net Increase -- Class B                                     324,740           260,343             6,192            15,078

    Subscriptions -- Class C                                    215,092           151,838            22,896            46,327
    Distributions reinvested -- Class C                              --             1,220                --               199
    Redemptions -- Class C                                      (16,632)          (16,911)          (21,280)          (33,605)
--------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) -- Class C                          198,460           136,147             1,616            12,921

    Subscriptions -- Class Z                                    536,971           634,962           315,948           855,561
    Distributions reinvested -- Class Z                              --            81,436             5,593            35,680
    Redemptions -- Class Z                                     (227,387)         (630,511)         (338,065)       (1,203,599)
--------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) -- Class Z                          309,584            85,887           (16,524)         (312,358)
--------------------------------------------------------------------------------------------------------------------------------
           Net Increase (Decrease) from
             Share Transactions                               1,183,188           755,398               598          (265,625)
--------------------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets                         941,762           937,236            13,486          (808,676)
Net Assets:
Beginning of period                                           4,963,364         4,026,128         1,670,436         2,479,112
--------------------------------------------------------------------------------------------------------------------------------
End of period                                               $ 5,905,126       $ 4,963,364       $ 1,683,922       $ 1,670,436
================================================================================================================================
Undistributed Net Investment Income (Accumulated
    Net Investment Loss or Overdistributed Net
    Investment Income)                                      $    (1,409)      $      (420)      $    10,558       $     5,051
================================================================================================================================

                                                                        Liberty                           Liberty Acorn
                                                                        Acorn USA                         Foreign Forty
                                                              (Unaudited)                        (Unaudited)
                                                               Six months      Year ended         Six months           Year ended
Increase (Decrease) in Net Assets                            ended June 30,   December 31,       ended June 30,       December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                  2002             2001              2002                 2001
Operations:
Net investment income (loss)                                   $  (1,399)      $  (1,409)           $    125            $    (374)

Net realized gain (loss) on investments,
    forward foreign currency contracts, futures
    and foreign currency transactions                             14,144           7,406              (4,851)             (30,434)
Change in net unrealized appreciation (depreciation)
    of investments, forward foreign currency contracts
    and foreign currency transactions                            (30,113)         31,876               4,044               (9,135)
------------------------------------------------------------------------------------------------------------------------------------
           Net Increase (Decrease) from Operations               (17,368)         37,873                (682)             (39,943)
Distribution to Shareholders From:
    Net investment income -- Class A                                  --              --                  --                   (3)

    Net realized gain -- Class A                                      --            (155)                 --                  (23)
    Net investment income -- Class B                                  --              --                  --                   (2)
    Net realized gain -- Class B                                      --            (181)                 --                  (13)
    Net investment income -- Class C                                  --              --                  --                   (5)
    Net realized gain -- Class C                                      --             (90)                 --                  (30)
    Net investment income -- Class Z                                  --              --                  --                  (66)
    Net realized gain -- Class Z                                      --          (3,172)                 --                 (441)
------------------------------------------------------------------------------------------------------------------------------------
           Total Distribution to Shareholders                         --          (3,598)                 --                 (583)
Share Transactions:
    Subscriptions -- Class A                                      25,832          32,901              50,162               56,509
    Distributions reinvested -- Class A                               --             144                  --                   23
    Redemptions -- Class A                                        (7,072)        (13,214)            (50,331)             (55,501)
------------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) -- Class A                            18,760          19,831                (169)               1,031

    Subscriptions -- Class B                                      25,799          31,389               1,203                2,027
    Distributions reinvested -- Class B                               --             155                  --                   13
    Redemptions -- Class B                                        (4,155)         (4,458)             (1,031)                (778)
------------------------------------------------------------------------------------------------------------------------------------
    Net Increase -- Class B                                       21,644          27,086                 172                1,262

    Subscriptions -- Class C                                      11,332          14,042               3,755                8,387
    Distributions reinvested -- Class C                               --              84                  --                   11
    Redemptions -- Class C                                        (1,962)         (1,321)             (3,801)              (6,283)
------------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) -- Class C                             9,370          12,805                 (46)               2,115

    Subscriptions -- Class Z                                      37,392          83,357              24,030              146,755
    Distributions reinvested -- Class Z                               --           3,020                  --                  450
    Redemptions -- Class Z                                       (35,523)       (113,912)            (27,936)            (202,928)
------------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) -- Class Z                             1,869         (27,535)             (3,906)             (55,723)
------------------------------------------------------------------------------------------------------------------------------------
           Net Increase (Decrease) from
             Share Transactions                                   51,643          32,187              (3,949)             (51,315)
------------------------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets                           34,275          66,462              (4,631)             (91,841)
Net Assets:
Beginning of period                                              290,710         224,248              45,805              137,646
------------------------------------------------------------------------------------------------------------------------------------
End of period                                                  $ 324,985       $ 290,710            $ 41,174            $  45,805
====================================================================================================================================
Undistributed Net Investment Income (Accumulated
    Net Investment Loss or Overdistributed Net
    Investment Income)                                         $  (1,451)      $     (52)           $    109            $     (16)
====================================================================================================================================

                                                                          Liberty
                                                                       Acorn Twenty
                                                                (Unaudited)
                                                                 Six months      Year ended
Increase (Decrease) in Net Assets                              ended June 30,   December 31,
--------------------------------------------------------------------------------------------
                                                                    2002            2001
Operations:
Net investment income (loss)                                     $    (522)      $   (496)

Net realized gain (loss) on investments,
    forward foreign currency contracts, futures
    and foreign currency transactions                                   (8)           823
Change in net unrealized appreciation (depreciation)
    of investments, forward foreign currency contracts
    and foreign currency transactions                               (5,123)         6,110
--------------------------------------------------------------------------------------------
           Net Increase (Decrease) from Operations                  (5,653)         6,437
Distribution to Shareholders From:
    Net investment income -- Class A                                    --             --

    Net realized gain -- Class A                                        --            (21)
    Net investment income -- Class B                                    --             --
    Net realized gain -- Class B                                        --            (23)
    Net investment income -- Class C                                    --             --
    Net realized gain -- Class C                                        --             (9)
    Net investment income -- Class Z                                    --             --
    Net realized gain -- Class Z                                        --           (135)
--------------------------------------------------------------------------------------------
           Total Distribution to Shareholders                           --           (188)
Share Transactions:
    Subscriptions -- Class A                                         9,349         11,048
    Distributions reinvested -- Class A                                 --             19
    Redemptions -- Class A                                          (2,992)        (3,166)
--------------------------------------------------------------------------------------------
    Net Increase (Decrease) -- Class A                               6,357          7,901

    Subscriptions -- Class B                                        13,970         10,371
    Distributions reinvested -- Class B                                 --             21
    Redemptions -- Class B                                          (1,749)        (2,066)
--------------------------------------------------------------------------------------------
    Net Increase -- Class B                                         12,221          8,326

    Subscriptions -- Class C                                         3,050          3,892
    Distributions reinvested -- Class C                                 --              8
    Redemptions -- Class C                                            (569)          (389)
--------------------------------------------------------------------------------------------
    Net Increase (Decrease) -- Class C                               2,481          3,511

    Subscriptions -- Class Z                                         7,657         11,389
    Distributions reinvested -- Class Z                                 --            128
    Redemptions -- Class Z                                          (5,053)       (12,911)
--------------------------------------------------------------------------------------------
    Net Increase (Decrease) -- Class Z                               2,604         (1,394)
--------------------------------------------------------------------------------------------
           Net Increase (Decrease) from
             Share Transactions                                     23,663         18,344
--------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets                             18,010         24,593
Net Assets:
Beginning of period                                                 99,729         75,136
--------------------------------------------------------------------------------------------
End of period                                                    $ 117,739       $ 99,729
============================================================================================
Undistributed Net Investment Income (Accumulated
    Net Investment Loss or Overdistributed Net
    Investment Income)                                           $    (531)      $     (9)
============================================================================================

See accompanying notes to financial statements.


                                    44 & 45                         A I U F40 20

Liberty Acorn Family of Funds

      >Statements of Changes in Net Assets continued

                                                                         Liberty                         Liberty Acorn
                                                                       Acorn Fund                        International
                                                              (Unaudited)                        (Unaudited)
                                                               Six months      Year ended         Six months       Year ended
Changes in Shares of Beneficial Interest:                    ended June 30,    December 31,     ended June 30,    December 31,
---------------------------------------------------------------------------------------------------------------------------------
(in thousands)                                                      2002             2001             2002             2001
  Subscriptions -- Class A                                        22,261           18,209            7,669           12,434
  Shares issued in reinvestment and capital gains --
    Class A                                                           --              146               --               16
  Less shares redeemed -- Class A                                 (2,831)          (2,202)          (7,135)         (11,489)
---------------------------------------------------------------------------------------------------------------------------------
  Net Increase -- Class A                                         19,430           16,153              534              961

  Subscriptions -- Class B                                        19,196           16,110              466              900
  Shares issued in reinvestment and capital gains --
    Class B                                                           --              135               --               11
  Less shares redeemed -- Class B                                 (1,035)            (963)            (133)            (203)
---------------------------------------------------------------------------------------------------------------------------------
  Net Increase -- Class B                                         18,161           15,282              333              708

  Subscriptions -- Class C                                        12,046            8,969            1,243            2,305
  Shares issued in reinvestment and capital gains --
    Class C                                                           --               68               --               10
  Less shares redeemed -- Class C                                   (946)          (1,000)          (1,148)          (1,695)
---------------------------------------------------------------------------------------------------------------------------------
  Net Increase -- Class C                                         11,100            8,037               95              620

  Subscriptions -- Class Z                                        29,646           37,199           16,841           42,524
  Shares issued in reinvestment and capital gains --
    Class Z                                                           --            4,491              290            1,705
  Less shares redeemed -- Class Z                                (12,650)         (37,172)         (17,996)         (60,018)
---------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) -- Class Z                                16,996            4,518             (865)         (15,789)
---------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares of Beneficial Interest          65,687           43,990               97          (13,500)
---------------------------------------------------------------------------------------------------------------------------------

                                                                            Liberty                          Liberty Acorn
                                                                           Acorn USA                         Foreign Forty
                                                                 (Unaudited)                         (Unaudited)
                                                                  Six months        Year ended        Six months         Year ended
Changes in Shares of Beneficial Interest:                       ended June 30,     December 31,     ended June 30,      December 31,
------------------------------------------------------------------------------------------------------------------------------------
(in thousands)                                                       2002               2001               2002             2001
  Subscriptions -- Class A                                          1,447              1,880              4,302            4,477
  Shares issued in reinvestment and capital gains --
    Class A                                                            --                  9                 --                2
  Less shares redeemed -- Class A                                    (401)              (774)            (4,300)          (4,427)
------------------------------------------------------------------------------------------------------------------------------------
  Net Increase -- Class A                                           1,046              1,115                  2               52

  Subscriptions -- Class B                                          1,455              1,815                103              145
  Shares issued in reinvestment and capital gains --
    Class B                                                            --                  9                 --                1
  Less shares redeemed -- Class B                                    (239)              (277)               (89)             (64)
------------------------------------------------------------------------------------------------------------------------------------
  Net Increase -- Class B                                           1,216              1,547                 14               82

  Subscriptions -- Class C                                            640                800                322              652
  Shares issued in reinvestment and capital gains --
    Class C                                                            --                  5                 --                1
  Less shares redeemed -- Class C                                    (111)               (78)              (325)            (526)
------------------------------------------------------------------------------------------------------------------------------------
  Net Increase -- Class C                                             529                727                 (3)             127

  Subscriptions -- Class Z                                          2,084              4,826              2,046           10,085
  Shares issued in reinvestment and capital gains --
    Class Z                                                            --                179                 --               32
  Less shares redeemed -- Class Z                                  (2,003)            (6,839)            (2,373)         (14,609)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) -- Class Z                                     81             (1,834)              (327)          (4,492)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares of Beneficial Interest            2,872              1,555               (314)          (4,231)
------------------------------------------------------------------------------------------------------------------------------------

                                                                               Liberty
                                                                            Acorn Twenty
                                                                     (Unaudited)
                                                                      Six months     Year ended
Changes in Shares of Beneficial Interest:                           ended June 30,   December 31,
--------------------------------------------------------------------------------------------------
(in thousands)                                                          2002            2001
  Subscriptions -- Class A                                               636             778
  Shares issued in reinvestment and capital gains --
    Class A                                                               --               1
  Less shares redeemed -- Class A                                       (205)           (225)
--------------------------------------------------------------------------------------------------
  Net Increase -- Class A                                                431             554

  Subscriptions -- Class B                                               963             736
  Shares issued in reinvestment and capital gains --
    Class B                                                               --               1
  Less shares redeemed -- Class B                                       (121)           (151)
--------------------------------------------------------------------------------------------------
  Net Increase -- Class B                                                842             586

  Subscriptions -- Class C                                               210             281
  Shares issued in reinvestment and capital gains --
    Class C                                                               --               1
  Less shares redeemed -- Class C                                        (40)            (29)
--------------------------------------------------------------------------------------------------
  Net Increase -- Class C                                                170             253

  Subscriptions -- Class Z                                               519             812
  Shares issued in reinvestment and capital gains --
    Class Z                                                               --               9
  Less shares redeemed -- Class Z                                       (346)           (965)
--------------------------------------------------------------------------------------------------
Net Increase (Decrease) -- Class Z                                       173            (144)
--------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares of Beneficial Interest               1,616           1,249
--------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


                                    46 & 47                         A I U F40 20

Liberty Acorn Family of Funds

      >Financial Highlights

                                                             (Unaudited)
                                                             Six Months
Liberty Acorn Fund                      Class Z              Ended June 30,                Years Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
Selected data for a share outstanding
throughout each period                                            2002        2001       2000         1999       1998       1997
Net Asset Value, Beginning of Period                            $17.88      $17.21     $18.53       $16.85     $16.99     $15.04
Income from Investment Operations
Net investment income (a)                                          .01         .05        .10          .09        .04        .15
Net realized and unrealized gain (loss)                           (.64)       1.01       1.55         5.22        .91       3.57
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                               (.63)       1.06       1.65         5.31        .95       3.72
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders
From net investment income                                          --        (.04)      (.11)        (.09)      (.03)      (.16)
From net realized gains                                             --        (.35)     (2.86)       (3.54)     (1.06)     (1.61)
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Declared to Shareholders                     --        (.39)     (2.97)       (3.63)     (1.09)     (1.77)
====================================================================================================================================
Net Asset Value, End of Period                                  $17.25      $17.88     $17.21       $18.53     $16.85     $16.99
====================================================================================================================================
Total Return (b)                                                 (3.52)%(c)   6.14%     10.06%       33.40%      6.00%     25.00%
====================================================================================================================================
Ratios to Average Net Assets
Expenses                                                           .80%(d)     .82%(e)    .83%(e)      .85%(e)    .84%(e)    .56%(e)
Net investment income                                              .17%(d)     .28%(e)    .55%(e)      .49%(e)    .30%(e)    .75%(e)
Portfolio turnover rate                                              5%(c)      20%        29%          34%        24%        32%
Net assets at end of period (in millions)                       $4,363      $4,220     $3,983       $3,921     $3,549     $3,681

(a) Per share data was calculated using average shares outstanding during the period.

(b)   Total return at net asset value assuming all distributions reinvested.

(c)   Not annualized.

(d)   Annualized.

(e)   The benefits derived from custody fees paid indirectly had no impact.

                                                          (Unaudited)
                                                          Six Months
Liberty Acorn International             Class Z           Ended June 30,                Years Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
Selected data for a share outstanding
throughout each period                                          2002         2001         2000        1999       1998       1997
Net Asset Value, Beginning of Period                          $18.47      $ 23.85      $ 35.33      $20.82     $18.39     $19.61
Income from Investment Operations
Net investment income (a)                                        .13          .12          .01         .83        .17        .40
Net realized and unrealized gain (loss)                          .08        (5.11)       (6.73)      15.45       2.68       (.34)
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                              .21        (4.99)       (6.72)      16.28       2.85        .06
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders
From net investment income                                      (.07)          --         (.66)       (.22)      (.15)      (.38)
From net realized gains                                           --         (.39)       (4.10)      (1.55)      (.27)      (.90)
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Declared to Shareholders                 (.07)        (.39)       (4.76)      (1.77)      (.42)     (1.28)
====================================================================================================================================
Net Asset Value, End of Period                                $18.61      $ 18.47      $ 23.85      $35.33     $20.82     $18.39
====================================================================================================================================
Total Return (b)                                                1.12%(c)   (21.11)%     (20.02)%     79.20%     15.40%       .20%
====================================================================================================================================
Ratios to Average Net Assets
Expenses                                                        1.03%(d)     1.06%(e)     1.05%(e)    1.11%(e)   1.12%(e)   1.19%(e)
Net investment income                                           1.41%(d)      .62%(e)      .02%(e)     .12%(e)    .86%(e)    .58%(e)
Portfolio turnover rate                                           23%(c)       45%          63%         46%        37%        39%
Net assets at end of period (in millions)                     $1,609      $ 1,613      $ 2,459      $2,868     $1,725     $1,623

(a) Per share data was calculated using average shares outstanding during the period.

(b)   Total return at net asset value assuming all distributions reinvested.

(c)   Not annualized.

(d)   Annualized.

(e)   The benefits derived from custody fees paid indirectly had no impact.

                                                       (Unaudited)
                                                       Six Months
Liberty Acorn USA                       Class Z        Ended June 30,                  Years Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
Selected data for a share outstanding
throughout each period                                      2002         2001        2000        1999          1998        1997
Net Asset Value, Beginning of Period                      $17.52       $14.90      $16.75      $14.80        $15.12      $11.65
Income from Investment Operations
Net investment income (loss) (a)                            (.05)        (.08)       (.05)        .00(b)       (.07)       (.07)
Net realized and unrealized gain (loss)                     (.73)        2.94       (1.48)       3.32           .87        3.83
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                         (.78)        2.86       (1.53)       3.32           .80        3.76
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders
From net investment income                                    --           --        (.00)(b)      --            --          --
From net realized gains                                       --         (.24)       (.32)      (1.37)        (1.12)       (.29)
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Declared to Shareholders               --         (.24)       (.32)      (1.37)        (1.12)       (.29)
====================================================================================================================================
Net Asset Value, End of Period                            $16.74       $17.52      $14.90      $16.75        $14.80      $15.12
====================================================================================================================================
Total Return (c)                                           (4.45)%(d)   19.25%      (8.99)%     23.00%         5.80%      32.30%
====================================================================================================================================
Ratios to Average Net Assets
Expenses                                                    1.13%(e)     1.17%(f)    1.15%(f)    1.15%(f)      1.20%(f)    1.35%(f)
Net investment income (loss)                                (.58)%(e)    (.46)%(f)   (.32)%(f)    .00%(f)(g)   (.42)%(f)   (.49)%(f)
Portfolio turnover rate                                       13%(d)       24%         45%         49%           42%         33%
Net assets at end of period (in millions)                 $  221       $  229      $  222      $  371        $  281      $  185

(a) Per share data was calculated using average shares outstanding during the period.

(b)   Rounds to less than $0.01 per share.

(c)   Total return at net asset value assuming all distributions reinvested.

(d)   Not annualized.

(e)   Annualized.

(f)   The benefits derived from custody fees paid indirectly had no impact.

(g)   Rounds to less than 0.01%.

See accompanying notes to financial statements


                                     48 & 49                        A I U F40 20

Liberty Acorn Family of Funds

      >Financial Highlights

                                                                                                                        Inception
                                                    (Unaudited)                                                          November
                                                     Six Months                                                           through
Liberty Acorn Foreign Forty        Class Z         Ended June 30,               Years Ended December 31,             December 31,
------------------------------------------------------------------------------------------------------------------------------------
Selected data for a share outstanding
throughout each period                                   2002              2001            2000          1999           1998
Net Asset Value, Beginning of Period                   $12.09           $ 17.15         $ 19.93        $11.00         $10.00
Income from Investment Operations
Net investment income (loss) (a)                          .04              (.05)           (.11)         (.02)          (.01)
Net realized and unrealized gain (loss)                  (.27)            (4.92)          (2.53)         8.98           1.01
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                      (.23)            (4.97)          (2.64)         8.96           1.00
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders
From net investment income                                 --              (.01)           (.04)           --             --
From net realized gains                                    --              (.08)           (.10)         (.03)            --
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Declared to Shareholders            --              (.09)           (.14)         (.03)            --
====================================================================================================================================
 Net Asset Value, End of Period                        $11.86           $ 12.09         $ 17.15        $19.93         $11.00
====================================================================================================================================
Total Return (b)                                        (1.90)%(c)(d)    (29.05)%(d)     (13.35)%       81.60%(d)      10.00%(c)(d)
====================================================================================================================================
Ratios to Average Net Assets
Expenses                                                 1.45%(e)          1.45%(f)        1.33%(f)      1.48%(g)       1.73%(e)(g)
Net investment income (loss)                              .73%(e)          (.32)%(f)       (.42)%(f)     (.17)%(g)      (.78)%(e)(g)
Reimbursement                                             .24%(e)           .01%             --           .09%           .97%(e)
Portfolio turnover rate                                    48%(c)            82%             79%           60%            90%(e)
Net assets at end of period (in millions)              $   32           $    37         $   130        $  107         $   16

(a) Per share data was calculated using average shares outstanding during the period.

(b)   Total return at net asset value assuming all distributions reinvested.

(c)   Not annualized.

(d) Had the Advisor not reimbursed a portion of expenses, total return would have been reduced.

(e)   Annualized.

(f)   The benefits derived from custody fees paid indirectly had no impact.

(g) In accordance with a requirement of the Securities and Exchange Commission, the ratios reflect total expenses prior to the reduction of custody fees for cash balances it maintains with the custodian ("custody fees paid indirectly"). The ratio of expenses to average daily net assets and net investment income to average daily net assets net of custody fees paid indirectly would have been 1.45% and (0.14)%, respectively for the year ended December 31, 1999, and 1.45% and (0.50)%, respectively for the period ended December 31, 1998.

                                                                                                                        Inception
                                                       (Unaudited)                                                    November 23
                                                       Six Months                                                         through
Liberty Acorn Twenty               Class Z             Ended June 30,          Years Ended December 31,              December 31,
------------------------------------------------------------------------------------------------------------------------------------
Selected data for a share outstanding
throughout each period                                       2002           2001           2000           1999           1998
Net Asset Value, Beginning of Period                       $15.23         $14.13         $13.70         $10.71         $10.00
Income from Investment Operations
Net investment income (loss) (a)                             (.05)          (.05)          (.07)          (.08)           .00(b)
Net realized and unrealized gain (loss)                      (.71)          1.18           1.59           3.21            .71
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                          (.76)          1.13           1.52           3.13            .71
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders
From net investment income                                     --             --           (.01)            --             --
From net realized gains                                        --           (.03)         (1.08)          (.14)            --
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Declared to Shareholders                --           (.03)         (1.09)          (.14)            --
====================================================================================================================================
 Net Asset Value, End of Period                            $14.47         $15.23         $14.13         $13.70         $10.71
====================================================================================================================================
Total Return (c)                                            (4.99)%(d)      8.00%(e)      11.68%         29.30%(e)       7.10%(d)(e)
====================================================================================================================================
Ratios to Average Net Assets
Expenses                                                     1.26%(f)       1.35%          1.34%(g)       1.37%(g)       1.41%(f)(g)
Net investment income (loss)                                 (.68)%(f)      (.44)%         (.52)%(g)      (.62)%(g)       .22%(f)(g)
Reimbursement                                                  --            .03%            --            .04%           .42%(f)
Portfolio turnover rate                                        30%(d)         82%           116%           101%           173%(f)
Net assets at end of period (in millions)                  $   69         $   70         $   67         $   68         $   34

(a) Per share data was calculated using average shares outstanding during the period.

(b)   Rounds to less than $0.01 per share.

(c)   Total return at net asset value assuming all distributions reinvested.

(d)   Not annualized.

(e) Had the Advisor not reimbursed a portion of expenses, total return would have been reduced.

(f)   Annualized.

(g) In accordance with a requirement of the Securities and Exchange Commission, the ratios reflect total expenses prior to the reduction of custody fees for cash cash balances it maintains with the custodian ("custody fees paid indirectly"). The ratios of expenses to average daily net assets and net investment income to average daily net assets net of custody fees paid indirectly would have been 1.32% and (0.50)%, respectively for the year ended December 31, 2000, 1.35% and (0.60)%, respectively for the year ended December 31, 1999, 1.35% and 0.28% for the period ended December 31, 1998.

See accompanying notes to financial statements


                                     50 & 51                        A I U F40 20

Liberty Acorn Family of Funds

        >Notes to Financial Statements (Unaudited)

1. Nature of Operations

Liberty Acorn Fund, Liberty Acorn International, Liberty Acorn USA, Liberty Acorn Foreign Forty and Liberty Acorn Twenty (the "Funds") are series of Liberty Acorn Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term growth of capital. The Funds may issue an unlimited number of shares. The Funds offer four classes of shares: Class A, Class B, Class C and Class Z. Class A shares are sold with a front-end sales charge. A contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares are purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares. The financial highlights for Class A, Class B and Class C shares are presented in a separate semi-annual report.

      Investment income, realized and unrealized gains and losses, and certain fund-level expenses are borne pro rata on the basis of the relative net assets of all classes, except each class bears certain expenses unique to that class such as distribution services, transfer agent, and certain other class specific expenses. Differences in class expenses may result in payment of different dividend distributions for each class. All the share classes of the Trust have equal rights with respect to voting subject to class specific arrangements.

2. Significant Accounting Policies

      >Security valuation

Investments are stated at fair value. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. Securities for which there are no reported sales on the valuation date are valued at the latest bid quotation. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Trustees.

      >Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

      >Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on money market instruments and long-term debt instruments when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

      >Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

      >Financial instruments

Each Fund may purchase or sell exchange-traded financial futures contracts, which are contracts that obligate that Fund to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Funds enter into such contracts to hedge a portion of their portfolio. Gains and losses are reflected as "Net Realized Gain
(Loss) on Futures" in the Statements of Operations. Additionally, each Fund may engage in portfolio hedging with respect to changes in foreign currency exchange rates by entering into forward foreign currency contracts to purchase or sell foreign currencies. The Statements of Operations reflect gains and losses as realized for closed forward foreign currency contracts and unrealized for open contracts. The Funds bear the market risk that arises from changes in the value of financial instruments and securities indices (futures contracts) or from changes in foreign currency rates (forward


A I U F40 20                        52
foreign currency contracts) and the credit risk should a counterparty fail to perform under such contracts.

      None of the Funds had futures contracts open at June 30, 2002. Liberty Acorn International entered into forward contracts to sell foreign currency as described below: Liberty Acorn International

  Foreign                             Settlement    U.S. Dollar       Unrealized
Amount (000)            Currency         Date      Proceeds (000)     Gain (000)
--------------------------------------------------------------------------------
 4,500,000           Japanese Yen       9/27/02        $37,833           $25
                                                                      ==========

      Liberty Acorn Fund, Liberty Acorn USA, Liberty Acorn Foreign Forty and Liberty Acorn Twenty did not enter into any futures or forward foreign currency contracts during the six months ended June 30, 2002.

      >Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the Exchange is open for trading. All income, expenses (other than the Class A, Class B and Class C 12b-1 service and distribution fees, and Class A, Class B, Class C and Class Z shares Transfer Agent fee) and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

      >Federal income taxes

The Funds have complied with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

      For the period October 31, 2001 to December 31, 2001, the Funds incurred net realized capital losses which each Fund intends to treat as having been incurred in the current fiscal year, in accordance with federal income tax regulations:

                                                                          Amount
--------------------------------------------------------------------------------
(in thousands)
Liberty Acorn Fund                                                       $ 1,500
Liberty Acorn International                                               24,039
Liberty Acorn USA                                                          1,754
Liberty Acorn Foreign Forty                                                6,526
Liberty Acorn Twenty                                                          41
--------------------------------------------------------------------------------

      Liberty Acorn International and Liberty Acorn Foreign Forty have elected to mark-to-market their investments in Passive Foreign Investment Companies ("PFIC's") for federal income tax purposes. Gains and losses relating to PFIC's are treated as ordinary income for federal income tax purposes. A summary of transactions relating to PFIC's is as follows (in thousands):

Liberty Acorn International
--------------------------------------------------------------------------------
Cumulative unrealized appreciation
on PFIC's recognized in prior years
at December 31, 2000                                                      $8,026
Unrealized appreciation (depreciation)
on PFIC's recognized for federal income
tax purposes during 2001                                                      --
Unrealized appreciation recognized in
prior years on PFIC's sold during 2001                                        --
                                                                          ------
Cumulative unrealized appreciation on
PFIC's carried forward at December 31, 2001                               $8,026
                                                                          ------

Liberty Acorn Foreign Forty
--------------------------------------------------------------------------------
Cumulative unrealized appreciation
on PFIC's recognized in prior years
at December 31, 2000                                                        $385
Unrealized appreciation (depreciation)
on PFIC's recognized for federal income
tax purposes during 2001                                                      --
Unrealized appreciation recognized in
prior years on PFIC's sold during 2001                                        --
                                                                            ----
Cumulative unrealized appreciation on
PFIC's carried forward at December 31, 2001                                 $385
                                                                            ----

      >Distributions to Shareholders

Distributions to shareholders are recorded on the ex-date. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. Net investment income, net realized gains (losses) and net assets were not affected by these reclassifications.

      The tax character of distributions paid during 2001 was as follows:

Liberty Acorn Fund
--------------------------------------------------------------------------------
(in thousands)
Ordinary Income                                                          $ 8,940
Long-Term Capital Gains                                                   87,766
================================================================================


                                       53                           A I U F40 20

Liberty Acorn Family of Funds

      >Notes to Financial Statements (Unaudited) continued

Liberty Acorn International
--------------------------------------------------------------------------------
(in thousands)
Ordinary Income                                                          $    --
Long-Term Capital Gains                                                   39,130
================================================================================

Liberty Acorn USA
--------------------------------------------------------------------------------
(in thousands)
Ordinary Income                                                          $ 1,475
Long-Term Capital Gains                                                    2,123
================================================================================

Liberty Acorn Foreign Forty
--------------------------------------------------------------------------------
(in thousands)
Ordinary Income                                                          $    76
Long-Term Capital Gains                                                      507
================================================================================

Liberty Acorn Twenty
--------------------------------------------------------------------------------
(in thousands)
Ordinary Income                                                          $    --
Long-Term Capital Gains                                                      188
================================================================================

      At year-end, there were no significant differences between the book basis and tax basis components of net assets, other than differences in net unrealized appreciation (depreciation) in the value of investments attributable to the tax deferral of losses on certain securities (wash sales), recognition of unrealized gains on certain foreign investments (PFIC's), and foreign currency transactions. In addition, Liberty Acorn International Fund had undistributed net investment income at December 31, 2001 due to a current year spillback requirement of $5,451,367.

3. Transactions with Affiliates

The Funds' investment advisor, Liberty Wanger Asset Management, L.P. ("Liberty WAM"), an indirect wholly-owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly-owned subsidiary of Fleet National Bank, which in turn is a wholly-owned subsidiary of FleetBoston Financial Corporation ("Fleet"), furnishes continuing investment supervision to each Fund and is responsible for the overall management of each Fund's business affairs.

      Under the Funds' investment management agreement, fees are accrued daily and paid monthly to Liberty WAM at the annual rates shown in the table below for each fund.

Liberty Acorn Fund
--------------------------------------------------------------------------------
Net asset value:
For the first $700 million                                                  .75%
Next $1.300 billion                                                         .70%
Net assets in excess of $2 billion                                          .65%

Liberty Acorn International
--------------------------------------------------------------------------------
Net asset value:
For the first $100 million                                                 1.20%
Next $400 million                                                           .95%
Net assets in excess of $500 million                                        .75%

Liberty Acorn USA
--------------------------------------------------------------------------------
Net asset value:
For the first $200 million                                                  .95%
Net assets in excess of $200 million                                        .90%

Liberty Acorn Foreign Forty
--------------------------------------------------------------------------------
On average daily net assets:                                                .95%

Liberty Acorn Twenty
--------------------------------------------------------------------------------
On average daily net assets:                                                .90%

      >Expense Limit

The Fund's advisor has voluntarily agreed to reimburse the ordinary operating expenses (exclusive of distribution and service fees, interest, taxes and extraordinary expenses, if any) exceeding 1.45% of the average annual net assets for Liberty Acorn Foreign Forty and 1.35% of the average annual net assets for Liberty Acorn Twenty Class Z shares.

      Liberty WAM has also contracted to provide administrative services to each Fund at an annual rate of .05% of average daily net assets.

      Liberty Funds Distributor, Inc. (the Distributor), an indirect subsidiary of Fleet, is each Fund's principal underwriter and receives no compensation on the sale of Class Z shares.

      Each Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service and distribution fee on the net assets attributable to Class A, Class B and Class C shares.

      Certain officers and trustees of the Trust are also principals of Liberty WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with Liberty WAM. Trustees' fees and expenses for the six months ended June 30, 2002 are as follows:

                                                                      Six Months
                                                                           Ended
                                                                        June 30,
--------------------------------------------------------------------------------
(in thousands)                                                              2002

Liberty Acorn Fund                                                          $176
Liberty Acorn International                                                   87
Liberty Acorn USA                                                             14
Liberty Acorn Foreign Forty                                                    2
Liberty Acorn Twenty                                                           1
                                                                            ----
                                                                            $280
                                                                            ====

      The Trust provides deferred compensation and retirement plans for its trustees. Under this deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust and to the extent permitted by the 1940 Act, as


A I U F40 20                        54
amended, may be invested in Class Z shares of those funds selected by the trustees. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement based upon each trustee's years of service.

      During the six months ended June 30, 2002, the Funds engaged in purchases and sales transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and were as follows:

Funds                                                     Purchases        Sales
--------------------------------------------------------------------------------
(in thousands)
Liberty Acorn Twenty                                         $384            $--
Liberty Acorn Foreign Forty                                    --             78

4. Borrowing Arrangements

The Trust participates in a $150,000,000 credit facility which was entered into to facilitate portfolio liquidity. No amounts were borrowed under this facility for the six months ended June 30, 2002.

5. Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2002 were:

Liberty Acorn Fund
--------------------------------------------------------------------------------
(in thousands)                                                              2002
Investment securities
  Purchases                                                           $1,309,216
  Proceeds from sales                                                    270,179
================================================================================

Liberty Acorn International
--------------------------------------------------------------------------------
(in thousands)                                                              2002
Investment securities
  Purchases                                                           $  371,553
  Proceeds from sales                                                    435,886
================================================================================

Liberty Acorn USA
--------------------------------------------------------------------------------
(in thousands)                                                              2002
Investment securities
  Purchases                                                           $   78,823
  Proceeds from sales                                                     39,956
================================================================================

Liberty Acorn Foreign Forty
--------------------------------------------------------------------------------
(in thousands)                                                              2002
Investment securities
  Purchases                                                           $   19,774
  Proceeds from sales                                                     25,988
================================================================================

Liberty Acorn Twenty
--------------------------------------------------------------------------------
(in thousands)                                                              2002
Investment securities
  Purchases                                                           $   51,272
  Proceeds from sales                                                     29,918
================================================================================

6. Capital Loss Carryforwards

At December 31, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were as follows:

                                                   Year of          Capital Loss
                                                 Expiration         Carryforward
--------------------------------------------------------------------------------
(in thousands)
Liberty Acorn International                         2009                $111,479
Liberty Foreign Forty                               2009                 $23,084

7.   Subsequent Event

On July 26, 2002, Liberty Acorn USA acquired all of the net assets of the Stein Roe Small Company Growth Fund ("Stein Roe Fund") pursuant to a plan of reorganization approved by the Stein Roe Fund shareholders on June 28, 2002. The acquisition was accomplished by a tax-free exchange of 1,139,488 shares of the Stein Roe Fund (valued at $10,096,640) for 726,123 shares of Liberty Acorn USA.

      The net assets of the Stein Roe Fund were combined with the net assets of Liberty Acorn USA on the acquisition date and included $3,125,202 of unrealized depreciation on investments. The aggregate net assets of the Liberty Acorn USA fund immediately before and after the acquisition were $306,945,066 and $317,041,706, respectively.


                                       55                           A I U F40 20

Notes

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A I U F40 20                             56

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                                       57                           A I U F40 20

Liberty Acorn Family of Funds Class Z Share Information

        Minimum Initial Investment For All Funds   $1,000
                                                   $1,000 for an IRA

        Minimum Subsequent Investment              $100
        Exchange Fee                               None
--------------------------------------------------------------------------------
Liberty Acorn Fund                                 ACRNX
--------------------------------------------------------------------------------
        Management Fee                             0.68%
        12b-1 Fee                                  None
        Other Expenses                             0.12%
                                                  ------
        Expense Ratio                              0.80%
--------------------------------------------------------------------------------
Liberty Acorn International                        ACINX
--------------------------------------------------------------------------------
        Management Fee                             0.81%
        12b-1 Fee                                  None
        Other Expenses                             0.22%
                                                  ------
        Expense Ratio                              1.03%
--------------------------------------------------------------------------------
Liberty Acorn USA                                  AUSAX
--------------------------------------------------------------------------------
        Management Fee                             0.94%
        12b-1 Fee                                  None
        Other Expenses                             0.19%
                                                  ------
        Expense Ratio                              1.13%
--------------------------------------------------------------------------------
Liberty Acorn Foreign Forty                        ACFFX
--------------------------------------------------------------------------------
        Management Fee                             0.95%
        12b-1 Fee                                  None
        Other Expenses                             0.50%
                                                  ------
        Net Expense Ratio                          1.45%
--------------------------------------------------------------------------------
Liberty Acorn Twenty                               ACTWX
--------------------------------------------------------------------------------
        Management Fee                             0.90%
        12b-1 Fee                                  None
        Other Expenses                             0.36%
                                                  ------
        Net Expense Ratio                          1.26%

Fees and expenses are for the six months ended June 30, 2002 and for Liberty Acorn Foreign Forty and Liberty Acorn Twenty, include the effect of Liberty Wanger Asset Management's undertaking to reimburse those funds for any ordinary operating expenses, net of custody fees paid indirectly, exceeding 1.45% and 1.35% of their average net assets, respectively. These expense limitations are voluntary and can be terminated by either the Funds or Liberty Wanger Asset Management on 30 days' notice to the other.


A I U F40 20                            58

Board of Trustees and Management of Acorn

The board of trustees serve indefinite terms of unlimited duration provided that a majority of trustees always has been elected by shareholders. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of Acorn's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of Acorn, the date each was first elected or appointed to office, their principal business occupations and other directorships they have held during at least the last five years, are shown below. Each trustee serves in such capacity for each of the five series of Acorn. Mr. Wanger also serves as a trustee for each of the four series of the Wanger Advisors Trust.

                                 Year First
                                 Elected or
Name, Position(s) with Acorn      Appointed                  Principal Occupation(s) during
and Age at January 1, 2002        to Office                         Past Five Years                             Other Directorships
------------------------------------------------------------------------------------------------------------------------------------
                                                       Trustees who are not interested persons of Acorn:
------------------------------------------------------------------------------------------------------------------------------------
Margaret Eisen, 48,                  2002        Managing director, DeGuardiola Advisors; formerly managing    Chair, Institute for
Trustee                                          director, North American Equities at General Motors Asset     Financial Markets;
                                                 Management; prior thereto, director of Worldwide Pension      director, Global
                                                 Investments for DuPont Asset Management.                      Financial Group
                                                                                                               (venture capital
                                                                                                               fund of funds)
------------------------------------------------------------------------------------------------------------------------------------
Leo A. Guthart, 65,                  1994        Executive vice president, Honeywell International (home       AptarGroup, Inc.
Trustee                                          and building control); Chairman, Cylink Corporation           (producer of
                                                 (supplier of encryption equipment); former chairman of the    dispensing valves,
                                                 board of trustees, Hofstra University; chairman and chief     pumps and closures);
                                                 executive officer, Topspin Partners, L.P.                     Symbol Technologies,
                                                                                                               Inc. (manufacturer
                                                                                                               of bar code scanning
                                                                                                               equipment)
------------------------------------------------------------------------------------------------------------------------------------
Irving B. Harris, 91, Trustee        1970        Chairman, The Irving Harris Foundation                        None.
                                                 (charitable foundation).
------------------------------------------------------------------------------------------------------------------------------------
Jerome Kahn, Jr., 67, Trustee        1987        Former president, William Harris Investors, Inc.              None.
                                                 (investment adviser).
------------------------------------------------------------------------------------------------------------------------------------
Steven N. Kaplan, 43, Trustee        1999        Neubauer Family Professor of Entrepreneurship and Finance,    None.
                                                 Graduate School of Business, University of Chicago.
------------------------------------------------------------------------------------------------------------------------------------
David C. Kleinman, 66,               1972        Adjunct professor of strategic management, University of      Sonic Foundry, Inc.
Trustee                                          Chicago Graduate School of Business; Business consultant.     (software); AT&T
                                                                                                               Latin America.
------------------------------------------------------------------------------------------------------------------------------------
Allan B. Muchin, 66,                 1998        Partner, Katten Muchin Zavis Rosenman (law firm).             Alberto-Culver
Trustee                                                                                                        Company (toiletries).
------------------------------------------------------------------------------------------------------------------------------------
Robert E. Nason, 66,                 1998        Consultant and private investor since 1998; from              None.
Trustee and chairman                             1990-1998, executive partner and chief executive officer,
                                                 member of the executive committee of Grant Thornton, LLP
                                                 (public accounting firm) and member of the policy board of
                                                 Grant Thornton International.
------------------------------------------------------------------------------------------------------------------------------------
John A. Wing, 66,                    2002        Frank Wakely Gunsaulus Professor of Law and Finance, and      AmerUs Life Holdings
Trustee                                          chairman of the Center for the Study of Law and Financial     (life insurance);
                                                 Markets, Illinois Institute of Technology; prior thereto,     LDF, Inc. and Lake
                                                 chairman of the board and chief executive officer of          Federal Bank
                                                 ABM-AMRO Incorporated, formerly The Chicago Corporation.      (banking); Margo
                                                                                                               Canibe, Inc.
                                                                                                               (farming).
------------------------------------------------------------------------------------------------------------------------------------
                                                      Trustees who are an interested person of Acorn:
------------------------------------------------------------------------------------------------------------------------------------
Charles P. McQuaid, 48,              1994        Portfolio manager since 1995 and director of                  None.
Trustee and Senior                               research since July 1992 of Liberty WAM; Principal,
Vice President(1)                                WAM from July 1995 to September 29, 2000; senior
                                                 vice president, Wanger Advisors Trust.
------------------------------------------------------------------------------------------------------------------------------------
Ralph Wanger, 67,                    1994        President, Chief Investment Officer and portfolio             Wanger Advisors Trust
Trustee and President*(1)                        manager, Liberty WAM since 1992; principal, WAM               (4 portfolios).
                                                 from July 1992 until September 29, 2000; president,
                                                 WAM Ltd. from July 1992 to September 29, 2000;
                                                 president and director, WAM Acquisition GP, Inc.
                                                 since September 29, 2000; president, Wanger
                                                 Advisors Trust; director, Wanger Investment Company plc.
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Officers of Acorn:
------------------------------------------------------------------------------------------------------------------------------------
J. Kevin Connaughton, 37,            2001        Treasurer of the Liberty Funds and of the Liberty             None.
Assistant Treasurer                              All-Star Funds since December, 2000 (formerly
                                                 controller of the Liberty None. Funds and of the
                                                 Liberty All-Star Funds from February 1998 to
                                                 October 2000); Treasurer of the Stein Roe Funds
                                                 since February 2001 (formerly controller from May
                                                 2000 to February 2001); senior vice president of
                                                 Liberty Funds Group since January 2001 (formerly
                                                 vice president of Colonial Management Assocaties
                                                 from February 1998 to October 2000); Senior Tax
                                                 Manager, Coopers & Lybrand, LLP from April 1996 to
                                                 January 1998.
------------------------------------------------------------------------------------------------------------------------------------
Kevin S. Jacobs, 40,                 2001        Assistant vice president, Liberty Funds Group since           None.
Assistant Secretary                              June 2000; senior legal product manager, First
                                                 Union Corp. September 1999 to June 2000; prior
                                                 thereto, senior legal product manager, Colonial
                                                 Management Associates.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A. Kalina, 42,               1995        Chief financial officer, Liberty WAM since April              None.
Assistant Treasurer                              2000; assistant treasurer, Wanger Advisors Trust;
                                                 fund controller, Liberty WAM since September 1995;
                                                 prior thereto, treasurer of the Stein Roe Mutual
                                                 Funds; director, New Americas Small Cap Fund.
------------------------------------------------------------------------------------------------------------------------------------
Bruce H. Lauer, 44,                  1995        Chief operating officer, Liberty WAM since April              None.
Vice President, Secretary                        1995; principal, WAM from January 2000 to September
and Treasurer                                    29, 2000; vice president, treasurer and assistant
                                                 secretary, Wanger Advisors Trust; director, Wanger
                                                 Investment Company plc and New Americas Small Cap
                                                 Fund.
------------------------------------------------------------------------------------------------------------------------------------
Jean Loewenberg, 56,                 2002        Group Senior Counsel, Fleet National Bank.                    None.
Assistant Secretary
------------------------------------------------------------------------------------------------------------------------------------
Robert A. Mohn, 40,                  1997        Analyst and portfolio manager, Liberty WAM since              None.
Vice President                                   August 1992; principal, WAM from 1995 to September
                                                 29, 2000; vice president, Wanger Advisors Trust.
------------------------------------------------------------------------------------------------------------------------------------
Todd Narter, 37,                     2001        Analyst and portfolio manager, Liberty WAM since              None.
Vice President                                   June 1997; vice president, Wanger Advisors Trust;
                                                 prior thereto, product manager for Teradyne
                                                 (1990-1997).
------------------------------------------------------------------------------------------------------------------------------------
Christopher Olson, 38,               2001        Analyst and portfolio manager, Liberty WAM since              None.
Vice President                                   January 2001; vice president, Wanger Advisors
                                                 Trust; prior thereto, director and portfolio
                                                 strategy analyst with UBS Asset Management/Brinson
                                                 Partners.
------------------------------------------------------------------------------------------------------------------------------------
John H. Park, 34,                    1998        Analyst and portfolio manager, Liberty WAM since              None.
Vice President                                   July 1993; principal, WAM from 1998 to September
                                                 29, 2000; vice president, Wanger Advisors Trust.
------------------------------------------------------------------------------------------------------------------------------------
Vincent P. Pietropaolo, 36,          2001        Vice president and Counsel, Liberty Funds Group               None.
Assistant Secretary                              since December 1999; associate, Morgan Lewis &
                                                 Bockius, October 1998 to December 1999; product
                                                 manager, Putnam Investments April 1997 to October
                                                 1998.
------------------------------------------------------------------------------------------------------------------------------------
Joseph Turo, 34,                     2002        Senior Counsel, FleetBoston Financial since August            None.
Assistant Secretary                              1997; prior thereto, associate, Ropes & Gray.
------------------------------------------------------------------------------------------------------------------------------------
Leah J. Zell, 52,                    1994        Analyst, and portfolio manager, Liberty WAM since             None.
Vice President*                                  July 1992; vice president, Wanger Advisors Trust;
                                                 director and managing member of trust committee,
                                                 Chai Trust Company.
------------------------------------------------------------------------------------------------------------------------------------

(1) Trustee who is an "interested person" of the Trust and of Liberty WAM, as defined in the Investment Company Act of 1940, because he is an officer of the Trust and an employee of Liberty WAM.

The address for Messrs. Wanger, McQuaid, Kalina, Lauer, Mohn, Narter, Olson, Park, and Ms. Zell is Liberty Wanger Asset Management, L.P., 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The address for Messrs. Harris and Kahn is Two North LaSalle Street, Suite 400, Chicago, Illinois 60602. The address for Messrs. Kaplan and Kleinman is 1101 East 58th Street, Chicago, Illinois 60637. The address for Mr. Guthart is Three Expressway Plaza, Suite 100, Roslyn Heights, New York 11577. The address for Mr. Muchin is Katten Muchin Zavis Rosenman, 525 W. Monroe Street, Suite 1600, Chicago, Illinois 60661-3693. The address for Mr. Nason is 567 Rockefeller Road, Lake Forest, Illinois 60045. The address for Ms. Eisen is DeGuardiola Advisors, Inc., 405 Park Avenue, Suite 1201, New York, New York 10022. The address for Mr. Wing is Illinois Institute of Technology, 565 West Adams Street, Suite 320-B, Chicago, IL 60661-3091. The address for Connaughton, Jacobs, Pietropaolo, Loewenberg and Turo is Liberty Funds Group LLC, One Financial Center, Boston, MA 02111. Acorn's Statement of Additional Information includes additional information about Acorn's trustees and officers. You may obtain a free copy of the Statement of Additional Information, or request any other information and discuss your questions about us, by writing or calling toll-free:

*     Mr. Wanger and Ms. Zell are married to each other.

                                                 Liberty Funds Distributor, Inc.
                                                            One Financial Center
                                                           Boston, MA 02111-2621
                                                                  1-800-426-3750
                                                            www.libertyfunds.com


                                       59                           A I U F40 20

The Liberty Acorn
--------------------------------------------------------------------------------
                                                                 Family of Funds

Investment Advisor

Liberty Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-800-922-6769

Distributor

Liberty Funds Distributor, Inc.
One Financial Center
Boston, Massachusetts 02111-2621

Transfer Agent, Dividend Disbursing Agent and Custodian

Liberty Funds Services, Inc.
P.O. Box 8081
Boston, Massachusetts 02266-8081
1-800-962-1585

Outside Legal Counsel

Bell, Boyd & Lloyd LLC
Chicago, Illinois

This report, including the schedules of investments, is submitted for the general information of the shareholders of Liberty Acorn Trust. This report is not authorized for distribution unless preceded or accompanied by a prospectus.

Our e-mail address is:

acorn@wanger.com

Find out what's new - visit our web site at:

www.acornfunds.com

Mark Your Calendar For The 2002 Annual Shareholder Meeting

      When:   September 24, 2002
              9 a.m. to 10 a.m., Central time

      Where:  Bank One Auditorium, Plaza Level
              38 South Dearborn Street
              Chicago, IL 60602

      Refreshments will be served.

      DIRECTIONS TO THE 2002 ANNUAL SHAREHOLDER MEETING

      The Bank One Auditorium is located on the Plaza Level of the Bank One building. The Bank One building is located in the center of the Loop, bordered by Dearborn Street on the east, Madison Street on the north, Clark Street on the west and Monroe Street on the south.

      FROM THE SOUTH:

      Take 1-57 (which merges with I-94, also known as the Dan Ryan Expressway). Take the Dan Ryan into Chicago. Follow the signs for the Kennedy Expressway West. Travel on the Kennedy and exit using the Monroe Street exit. Turn right (east) from the exit onto Monroe Street. Proceed east on Monroe Street to Dearborn.

      FROM THE NORTH:

      Take the Kennedy Expressway (I-90/94) south to Chicago. Exit in the city at Monroe Street. Turn left (east) from the exit onto Monroe Street. Proceed east on Monroe Street to Dearborn.

      FROM THE WEST:

      Take the Eisenhower Expressway (I-290) from the west. This becomes Congress Street in the city. Take Congress east to Dearborn Street. Turn left (north) on Dearborn to Monroe Street.

      FROM THE SOUTHWEST:

      Take the Stevenson Expressway (I-55). Exit to the Kennedy Expressway (North-Wisconsin). Travel on the Kennedy and exit using the Monroe Street exit. Turn right (east) from the exit onto Monroe Street. Proceed east on Monroe Street to Dearborn.

      Please RSVP by September 18 if you plan to attend by calling (800)
      922-6769.

PLEASE JOIN US
AT THE 2002
ANNUAL MEETING
FOR SHAREHOLDERS
ON SEPTEMBER 24.

                               [GRAPHIC OMITTED]

LOOK INSIDE FOR
MORE DETAILS.

--------------------------------------------------------------------------------

                                                                   PRESORTED
                                                               FIRST-CLASS MAIL
                                                               U.S. POSTAGE PAID
                                                                 HOLLISTON, MA
                                                                 PERMIT NO. 20

     [LOGO] Liberty Funds

     A Member of Columbus Management Group

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621